    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 1, 2001


                                      SECURITIES ACT REGISTRATION NOS. 333-60561
                               INVESTMENT COMPANY ACT REGISTRATION NO. 811-08915
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933                        [X]

                         POST-EFFECTIVE AMENDMENT NO. 8                      [X]
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [X]
                                AMENDMENT NO. 8                              [X]

                        (CHECK APPROPRIATE BOX OR BOXES)
                            ------------------------

                   STRATEGIC PARTNERS ASSET ALLOCATION FUNDS


                    (FORMERLY PRUDENTIAL DIVERSIFIED FUNDS)

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-1495


                            GEORGE P. ATTISANO, ESQ.

                              100 MULBERRY STREET
                              GATEWAY CENTER THREE
                         NEWARK, NEW JERSEY 07102-4077
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

                             ARTHUR J. BROWN, ESQ.
                           KIRKPATRICK & LOCKHART LLP
                         1800 MASSACHUSETTS AVE., N.W.
                             WASHINGTON, D.C. 20036
                            ------------------------

             It is proposed that this filing will become effective
                            (check appropriate box):


                [X]  immediately upon filing pursuant to paragraph (b)


                [ ]  on (date) pursuant to paragraph (b)

                [ ]  60 days after filing pursuant to paragraph (a)(1)

                [ ]  on (date) pursuant to paragraph(a)(1) of Rule 485

                [ ]  75 days after filing pursuant to paragraph (a)(2)
                [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485
                   If appropriate, check the following box:
                [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered..........  Shares of Beneficial Interest, $.001 par value per share

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                 PROSPECTUS OCTOBER 1, 2001


STRATEGIC PARTNERS      [LOGO]
ASSET ALLOCATION FUNDS


STRATEGIC PARTNERS
CONSERVATIVE GROWTH FUND
Objective: Seeks Current Income and a Reasonable Level of Capital Appreciation

STRATEGIC PARTNERS
MODERATE GROWTH FUND
Objective: Seeks Capital Appreciation and a Reasonable Level of Current Income

STRATEGIC PARTNERS
HIGH GROWTH FUND
Objective: Seeks Long-Term Capital Appreciation




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Trust's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

Table of Contents


1    Risk/Return Summary
1    Investment Objectives and Principal Strategies
9    Principal Risks
11   Evaluating Performance
14   Fees and Expenses

18   How the Funds Invest
18   Investment Objectives and Policies
23   Other Investments and Strategies
28   Investment Risks

36   How the Trust is Managed
36   Board of Trustees
36   Manager
37   Advisers and Portfolio Managers
40   Distributor

41   Fund Distributions and Tax Issues
41   Distributions
42   Tax Issues
44   If You Sell or Exchange Your Shares

45   How to Buy, Sell and Exchange Shares of the Funds
45   How to Buy Shares
53   How to Sell Your Shares
57   How to Exchange Your Shares
58   Telephone Redemptions and Exchanges
58   Expedited Redemption Privilege

59   Financial Highlights

71   The Strategic Partners Mutual Fund Family

     For More Information (Back Cover)



STRATEGIC PARTNERS ASSET ALLOCATION FUNDS [PHONE ICON] (800) 225-1852

Risk/Return Summary


This section highlights key information about the investment portfolios (the Funds) of Strategic Partners Asset Allocation Funds, formerly Prudential Diversified Funds (the Trust). Additional information follows this summary.


INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for each of the Funds. For more information on the risks associated with the Funds, see "Principal Risks" below. While we make every effort to achieve the investment objective for each Fund, we can't guarantee success.

INTRODUCTION

A study has shown that the greatest impact on long-term investment returns is attributable to an investor's asset allocation decisions (i.e., the mix of stocks, bonds and money market investments) rather than market timing or individual security selection.(1) Many investors do not have the time, the experience or the resources to implement a sound asset allocation strategy on their own. Investors have increasingly looked to mutual funds as a way to diversify their investments.


    The Trust is designed for investors who want investment professionals to make their asset allocation decisions. The Trust offers three Funds designed to provide investors with a means to manage their long-term investments prudently in light of their personal investment goals and risk tolerance. Each Fund pursues its investment objective by investing in a mix of equity and fixed-income securities appropriate for a particular type of investor. Each Fund may serve as the cornerstone of a larger investment portfolio.


1 Source: Financial Analysts Journal. May/June 1991: "Determinants of Portfolio
  Performance II: An Update," by Gary Brinson, Brian Singer and Gilbert Beebower. Results are based on the 10-year performance records of 82 pension funds. The study updates and supports a similar study done in 1986.

Risk/Return Summary

HOW DO THE FUNDS DIFFER?

Each Fund has a distinct investment objective and is situated differently along the risk/return spectrum.

                          [RISK RETURN CHART GRAPHIC]

    The risk/return balance of each Fund depends upon the proportion of assets it allocates to different types of investments. Of course, higher risk does not always result in higher returns. Historic performance is no guarantee of future results.

    Prudential Investments Fund Management LLC (PIFM or the Manager) has developed an asset allocation strategy for the Funds designed to provide a mix of investment types and styles that is appropriate for investors with conservative, moderate and aggressive investment orientations.


    STRATEGIC PARTNERS CONSERVATIVE GROWTH FUND (CONSERVATIVE GROWTH FUND) may be appropriate for investors such as those in early retirement, who need to draw income from investments while obtaining a measure of long-term capital growth as a hedge against inflation. The Fund's focus on bonds for stability of principal also makes it suitable for conservative investors seeking income and modest growth, especially those concerned about market volatility.


RISKS

    - Market risk

    - Style risk

    - Credit risk

    - Interest rate risk

    - Small and medium size company risk


STRATEGIC PARTNERS ASSET ALLOCATION FUNDS [PHONE ICON] (800) 225-1852

Risk/Return Summary


    STRATEGIC PARTNERS MODERATE GROWTH FUND (MODERATE GROWTH FUND) may be appropriate for investors looking for a balance of long-term capital growth and current income (e.g., investors in their 50s who are saving on a regular basis for retirement and who plan to retire in their early to mid 60s). The Fund offers a diversified approach to equities for long-term growth, but will normally maintain a substantial component of fixed-income securities to provide current income and a measure of stability.


RISKS

    - Market risk

    - Style risk

    - Small and medium size company risk

    - Foreign market risk

    - Credit risk

    - Interest rate risk


    STRATEGIC PARTNERS HIGH GROWTH FUND (HIGH GROWTH FUND) may be appropriate for investors seeking long-term capital growth. In addition, investors who already have a diversified portfolio may find this allocation suitable as an additional growth component (e.g., investors in their 20s, 30s or 40s who are saving for retirement and who plan to retire in their early to mid 60s).


RISKS

    - Market risk

    - Style risk

    - Foreign market risk

    - Small and medium size company risk

    An investor can choose any of these three Funds, depending on his or her financial situation, personal investment objectives, investment horizon and level of risk tolerance.

HOW ARE THE FUNDS MANAGED?

The Manager has contracted with several highly regarded subadvisers (called Advisers) to manage the assets of each Fund. Each Adviser manages a portion of a Fund's assets, focusing on a particular type and style of

Risk/Return Summary

investing. The Manager monitors the performance of each Fund's Advisers and allocates the Fund's assets among its Advisers.

    The Manager believes that its asset allocation strategy and multi-Adviser approach will enhance the performance of the Funds and reduce their volatility. First, the Manager has identified a select group of proven, experienced Advisers. Although each Adviser will focus the management of its Fund segment on a particular type and style of investing, the Manager believes that the combined efforts of several Advisers will result in prudently diversified Funds. Secondly, the Manager believes that, at any given time, certain investment types and styles will generate higher returns than others. Accordingly, the Manager believes that diversifying each Fund among a variety of investment types and styles will reduce volatility.

CONSERVATIVE GROWTH FUND


The Fund's investment objective is to seek to provide CURRENT INCOME and a reasonable level of CAPITAL APPRECIATION. This means that we seek investments that will pay income and investments that will increase in value. The Fund seeks to achieve its objective by investing in a diversified portfolio of fixed-income and equity securities. The table identifies the Fund's Advisers and the Fund segments they manage.



----------------------------------------------------------------------------------------
                                  TARGET
                               ALLOCATION OF                           PRIMARY
           ADVISER             FUND'S ASSETS   ASSET CLASS      INVESTMENT TYPE/STYLE
Jennison Associates LLC                  15%  Equities        Growth-oriented, focusing
 (Jennison)                                                   on large-cap stocks
Jennison                                 15%  Equities        Value-oriented, focusing
                                                              on large-cap stocks
Franklin Advisers, Inc.                   5%  Equities        Growth-oriented, focusing
 (Franklin)                                                   on small-cap and mid-cap
                                                              stocks
The Dreyfus Corporation                   5%  Equities        Value-oriented, focusing
 (Dreyfus)                                                    on small-cap and mid-cap
                                                              stocks
Pacific Investment Management            40%  Fixed Income    High-quality debt
 Company LLC (PIMCO)                                          instruments
Prudential Investment                    20%  Fixed Income    High-yield debt, including
 Management, Inc. (formerly                                   junk bonds and emerging
 The Prudential Investment                                    market debt
 Corporation) (PIM)
----------------------------------------------------------------------------------------



STRATEGIC PARTNERS ASSET ALLOCATION FUNDS [PHONE ICON] (800) 225-1852

Risk/Return Summary

    In response to market developments, the Manager may rebalance the allocation of the Fund's assets or may add or eliminate Fund segments in accordance with the Fund's investment objective and the policies described below.


    The Fund will normally invest approximately 60% of its total assets in DEBT OBLIGATIONS of varying credit quality, including securities issued or guaranteed by the U.S. GOVERNMENT and its agencies, and debt obligations issued by U.S. COMPANIES, FOREIGN COMPANIES AND FOREIGN GOVERNMENTS and their agencies. The Fund may invest in MORTGAGE-RELATED SECURITIES issued or guaranteed by U.S. government entities and in privately-issued, mortgage-related securities (not issued or guaranteed by the U.S. government). These investments may include collateralized mortgage obligations and stripped mortgage-backed securities. We may also invest in ASSET-BACKED SECURITIES. The debt obligations held by the Fund will normally have a dollar-weighted average maturity of between 4 and 15 years.



    We may invest up to 35% of the Fund's total assets in HIGH-YIELD DEBT OBLIGATIONS--also known as "JUNK BONDS"--which are rated at least B by Standard & Poor's (S&P), Moody's Investors Service (Moody's) or another major rating service, and unrated debt obligations that we believe are comparable in quality. The Fund may continue to hold an obligation even if it is later downgraded or no longer rated.


    We may also invest up to 25% of the Fund's total assets in FOREIGN DEBT OBLIGATIONS, including up to 10% of its total assets in debt obligations of issuers in emerging markets.


    The Fund will normally invest approximately 40% of its total assets in COMMON STOCKS OF U.S. AND FOREIGN COMPANIES. The Fund may invest up to 15% of its total assets in STOCKS OF FOREIGN COMPANIES, including companies in emerging markets. These securities include American Depositary Receipts (ADRs), American Depositary Shares (ADSs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), each of which are certificates representing an equity investment in a foreign company.


    The foreign debt obligations and foreign stocks held by the Fund will normally be denominated in foreign currencies, including the euro--a multinational currency unit.

Risk/Return Summary

MODERATE GROWTH FUND

The Fund's investment objective is to seek to provide CAPITAL APPRECIATION and a reasonable level of CURRENT INCOME. This means that we seek investments that will increase in value and investments that will pay income. The Fund seeks to achieve its objective by investing in a diversified portfolio of equity and fixed-income securities. The table below identifies the Fund's Advisers and the Fund segments they manage.


--------------------------------------------------------------------------------
                            TARGET
                         ALLOCATION OF                         PRIMARY
        ADVISER          FUND'S ASSETS  ASSET CLASS     INVESTMENT TYPE/STYLE
Jennison                           20%  Equities      Growth-oriented, focusing
                                                      on large-cap stocks
Jennison                           20%  Equities      Value-oriented, focusing
                                                      on large-cap stocks
Franklin                          7.5%  Equities      Growth-oriented, focusing
                                                      on small-cap and mid-cap
                                                      stocks
Dreyfus                           7.5%  Equities      Value-oriented, focusing
                                                      on small-cap and mid-cap
                                                      stocks
Lazard Asset Management            10%  International Stocks of foreign
 (Lazard)                               Equities      companies
PIMCO                              20%  Fixed Income  High-quality debt
                                                      instruments
PIM                                15%  Fixed Income  High-yield debt, including
                                                      junk bonds and emerging
                                                      markets debt
--------------------------------------------------------------------------------


    In response to market developments, the Manager may rebalance the allocation of the Fund's assets or may add or eliminate Fund segments in accordance with the Fund's investment objective and the policies described below.


    The Fund will normally invest approximately 65% of its total assets in COMMON STOCKS OF U.S. AND FOREIGN COMPANIES. The Fund may invest up to 25% of its total assets in STOCKS OF FOREIGN COMPANIES, including companies in emerging markets. These securities include ADRs, ADSs, GDRs and EDRs, each of which are certificates representing an equity investment in a foreign company. The foreign securities held by the Fund normally will be



STRATEGIC PARTNERS ASSET ALLOCATION FUNDS [PHONE ICON] (800) 225-1852

Risk/Return Summary

denominated in foreign currencies, including the euro--a multinational currency unit.


    The Fund will normally invest approximately 35% of its total assets in DEBT OBLIGATIONS of varying credit quality, including securities issued or guaranteed by the U.S. GOVERNMENT and its agencies, and debt obligations issued by U.S. COMPANIES, FOREIGN COMPANIES AND FOREIGN GOVERNMENTS and their agencies. The Fund may invest in MORTGAGE-RELATED SECURITIES issued or guaranteed by U.S. government entities and in privately issued, mortgage-related securities (not issued or guaranteed by the U.S. government). These investments may include collateralized mortgage obligations and stripped mortgage-backed securities. We may also invest in ASSET-BACKED SECURITIES. The debt obligations held by the Fund will normally have a dollar-weighted average maturity of between 4 and 15 years.


    We may invest up to 35% of the Fund's total assets in HIGH-YIELD DEBT OBLIGATIONS--also known as "JUNK BONDS"--which are rated at least B by S&P, Moody's or another major rating service, and unrated debt obligations that we believe are comparable in quality. The Fund may continue to hold an obligation even if it is later downgraded or no longer rated.

    We may also invest up to 25% of the Fund's total assets in FOREIGN DEBT OBLIGATIONS, including up to 10% of its total assets in debt obligations of issuers in emerging markets.

Risk/Return Summary

HIGH GROWTH FUND

The Fund's investment objective is to seek to provide long-term CAPITAL APPRECIATION. This means that we seek investments that will increase in value. The Fund seeks to achieve its objective by investing in a diversified portfolio of equity securities. The table below identifies the Fund's Advisers and the Fund segments they manage.


---------------------------------------------------------------------
              TARGET
           ALLOCATION OF                            PRIMARY
 ADVISER   FUND'S ASSETS  ASSET CLASS        INVESTMENT TYPE/STYLE
Jennison             25%  Equities         Growth-oriented, focusing
                                           on large-cap stocks
Jennison             25%  Equities         Value-oriented, focusing
                                           on large-cap stocks
Franklin             15%  Equities         Growth-oriented, focusing
                                           on small-cap and mid-cap
                                           stocks
Dreyfus              15%  Equities         Value-oriented, focusing
                                           on small-cap and mid-cap
                                           stocks
Lazard               20%  International    Stocks of foreign
                          Equities         companies
---------------------------------------------------------------------


    In response to market developments, the Manager may rebalance the allocation of the Fund's assets or may add or eliminate Fund segments in accordance with the Fund's investment objective and the policies described below.


    The Fund will normally invest substantially all of its assets in COMMON STOCKS OF U.S. AND FOREIGN COMPANIES. The Fund may invest up to 35% of its total assets in STOCKS OF FOREIGN COMPANIES, including companies in emerging markets. These securities include ADRs, ADSs, GDRs and EDRs, each of which are certificates representing an equity investment in a foreign company. The foreign securities held by the Fund normally will be denominated in foreign currencies, including the euro--a multinational currency unit.



STRATEGIC PARTNERS ASSET ALLOCATION FUNDS [PHONE ICON] (800) 225-1852

Risk/Return Summary

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Fund could lose value, and you could lose money. The following summarizes the principal risks of investing in the Funds. Unless otherwise indicated, the following risks apply to each of the Funds.

MARKET RISK FOR COMMON STOCKS

Since the Funds invest in common stocks, there is the risk that the price of a particular stock owned by a Fund could go down. Generally, the stock price of large companies is more stable than the stock price of smaller companies, but this is not always the case. In addition to an individual stock losing value, the value of a market sector or of the equity market as a whole could go down. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.


SMALL- AND MEDIUM-SIZE COMPANY RISK



Each Fund has segments that are invested in stocks of small- and medium-size companies. These companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, the prices of stocks issued by small- and medium-size companies tend to fluctuate more than the stocks of larger, more established companies.


STYLE RISK

Since some of the Fund segments focus on either a growth or value style, there is the risk that a particular style may be out of favor for a period of time.

CREDIT RISK

The debt obligations in which the CONSERVATIVE GROWTH and MODERATE GROWTH FUNDS invest are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due.

MARKET RISK FOR DEBT OBLIGATIONS

Debt obligations are also subject to market risk, which is the possibility that the market value of an investment may move up or down and that its

Risk/Return Summary

movement may occur quickly or unpredictably. Market risk may affect an industry, a sector or the entire market.

INTEREST RATE RISK

Debt obligations with longer maturities typically offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

FOREIGN MARKET RISK

Investing in foreign securities involves more risk than investing in securities of U.S. issuers. Foreign markets--especially emerging markets--tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. The amount of income available for distribution may be affected by our foreign currency gains or losses and certain hedging activities. In addition, political developments and changes in currency exchange rates may adversely affect the value of a Fund's foreign securities.

OTHER RISKS

The CONSERVATIVE GROWTH and MODERATE GROWTH FUNDS may invest in mortgage-related securities and asset-backed securities, which are subject to prepayment risk. If these securities are prepaid, a Fund may have to replace them with lower-yielding securities. Stripped mortgage-backed securities are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities.


    The CONSERVATIVE GROWTH and MODERATE GROWTH FUNDS may invest in below-investment-grade securities--also known as "junk bonds"--which have a higher risk of default and tend to be less liquid than higher-rated securities. These Funds may also invest in debt obligations of foreign issuers. Investing in foreign securities presents additional risks.



    For more detailed information about the risks associated with the Funds, see "How the Funds Invest--Investment Risks."


    An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


STRATEGIC PARTNERS ASSET ALLOCATION FUNDS [PHONE ICON] (800) 225-1852

Risk/Return Summary

EVALUATING PERFORMANCE


A number of factors--including risk--can affect how each Fund performs. The following bar charts show each Fund's performance for the last two calendar years of operation. The bar charts and tables below demonstrate the risk of investing in each Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Fund will achieve similar results in the future.

CONSERVATIVE GROWTH FUND

 ANNUAL RETURN* (Class A shares)



 [BAR CHART -- NUMBERS BELOW IN PERCENTAGES]

                                                                             ANNUAL RETURN
                                                                             -------------
1999                                                                             10.07
2000                                                                              3.58


 BEST QUARTER: 9.12% (4th quarter of 1999) WORST QUARTER: -2.67% (3rd quarter of
 1999)


* These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver, the annual returns would have been lower, too.


  The total return of the Fund's Class A shares from 1-1-01 to 6-30-01 was 0.49%.



 AVERAGE ANNUAL RETURNS(1) (as of 12-31-00)



                                   1 YR        SINCE INCEPTION (11-18-98)
 Class A shares                  -1.60%                   5.40%
 Class B shares                  -2.20%                   5.87%
 Class C shares                   0.77%                   6.68%
 Class Z shares                   3.61%                   8.19%
 S&P 500(2)                      -9.10%                   8.29%
 Lipper Average(3)                1.51%                   6.83%


1 The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower.

2 The Standard & Poor's 500 Composite Stock Price Index (S&P 500)--an unmanaged index of 500 stocks of large U.S. companies--gives a broad look at how stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. Source:
  Lipper Inc.

3 The Lipper Average is based on the average return of all mutual funds in the Lipper Balanced Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Source: Lipper Inc.

Risk/Return Summary

MODERATE GROWTH FUND
 ANNUAL RETURN* (Class A shares)



 [BAR CHART -- NUMBERS BELOW IN PERCENTAGES]

                                                                             ANNUAL RETURN
                                                                             -------------
1999                                                                             16.52
2000                                                                              0.75


 BEST QUARTER: 12.96% (4th quarter of 1999) WORST QUARTER: -2.89% (3rd quarter of 1999)


* These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver, the annual returns would have been lower, too.


  The total return of the Fund's Class A shares from 1-1-01 to 6-30-01 was -2.62%.



 AVERAGE ANNUAL RETURNS(1) (as of 12-31-00)



                                   1 YR        SINCE INCEPTION (11-18-98)
 Class A shares                  -4.28%                   7.52%
 Class B shares                  -4.91%                   7.98%
 Class C shares                  -1.91%                   8.76%
 Class Z shares                   1.17%                  10.43%
 S&P 500(2)                      -9.10%                   8.29%
 Lipper Average(3)               -2.95%                  24.67%


1 The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower.


2 The S&P 500--an unmanaged index of 500 stocks of large U.S. companies--gives a broad look at how stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. Source: Lipper Inc.


3 The Lipper Average is based on the average return of all mutual funds in the Lipper Multi-Cap Core Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Source: Lipper Inc.


STRATEGIC PARTNERS ASSET ALLOCATION FUNDS [PHONE ICON] (800) 225-1852

Risk/Return Summary

HIGH GROWTH FUND
 ANNUAL RETURN* (Class A shares)



 [BAR CHART -- NUMBERS BELOW IN PERCENTAGES]

                                                                             ANNUAL RETURN
                                                                             -------------
1999                                                                             27.28
2000                                                                             -1.97


 BEST QUARTER: 20.08% (4th quarter of 1999) WORST QUARTER: -4.14% (4th quarter of 2000)


* These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver, the annual returns would have been lower, too.


  The total return of the Fund's Class A shares from 1-1-01 to 6-30-01 was -5.11%.



 AVERAGE ANNUAL RETURNS(1) (as of 12-31-00)



                                   1 YR        SINCE INCEPTION (11-18-98)
 Class A shares                  -6.87%                  11.72%
 Class B shares                  -7.60%                  12.41%
 Class C shares                  -4.58%                  13.11%
 Class Z shares                  -1.65%                  14.81%
 S&P 500(2)                      -9.10%                   8.29%
 Lipper Average(3)               -2.95%                  24.67%


1 The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower.


2 The S&P 500--an unmanaged index of 500 stocks of large U.S. companies--gives a broad look at how stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. Source: Lipper Inc.


3 The Lipper Average is based on the average return of all mutual funds in the Lipper Multi-cap Core Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Source: Lipper Inc.

Risk/Return Summary

FEES AND EXPENSES


These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Funds--Classes A, B, C and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Funds."


 SHAREHOLDER FEES(1) (paid directly from your investment)

                                                CLASS A       CLASS B       CLASS C       CLASS Z
 Maximum sales charge (load) imposed on              5%          None            1%          None
   purchases (as a percentage of offering
   price)
 Maximum deferred sales charge (load) (as a        None            5%(2)         1%(3)       None
   percentage of the lower of original
   purchase price or sale proceeds)
 Maximum sales charge (load) imposed on            None          None          None          None
   reinvested dividends and other
   distributions
 Redemption fee                                    None          None          None          None
 Exchange fee                                      None          None          None          None

1 Your broker may charge you a separate or additional fee for purchases and sales of shares.

2 The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.

3 The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.


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                                                                              14

Risk/Return Summary

 ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)


                                                  CLASS A       CLASS B       CLASS C       CLASS Z
 CONSERVATIVE GROWTH FUND
 Management fees                                     .75%          .75%          .75%          .75%
  +   Distribution and service (12b-1) fees          .30%         1.00%         1.00%          None
  +   Other expenses                                 .72%          .72%          .72%          .72%
  =   Total annual Fund operating expenses          1.77%         2.47%         2.47%         1.47%
  -   Fee waiver(1)                                  .05%            0%            0%            0%
  =   NET ANNUAL FUND OPERATING EXPENSES(1)         1.72%         2.47%         2.47%         1.47%


 ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)


                                                  CLASS A       CLASS B       CLASS C       CLASS Z
 MODERATE GROWTH FUND
 Management fees                                     .75%          .75%          .75%          .75%
  +   Distribution and service (12b-1) fees          .30%         1.00%         1.00%          None
  +   Other expenses                                 .54%          .54%          .54%          .54%
  =   Total annual Fund operating expenses          1.59%         2.29%         2.29%         1.29%
  -   Fee waiver(1)                                  .05%            0%            0%            0%
  =   NET ANNUAL FUND OPERATING EXPENSES(1)         1.54%         2.29%         2.29%         1.29%


 ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)


                                                  CLASS A       CLASS B       CLASS C       CLASS Z
 HIGH GROWTH FUND
 Management fees                                     .75%          .75%          .75%          .75%
  +   Distribution and service (12b-1) fees          .30%         1.00%         1.00%          None
  +   Other expenses                                 .64%          .64%          .64%          .64%
  =   Total annual Fund operating expenses          1.69%         2.39%         2.39%         1.39%
  -   Fee waiver(1)                                  .05%            0%            0%            0%
  =   NET ANNUAL FUND OPERATING EXPENSES(1)         1.64%         2.39%         2.39%         1.39%



1 For the fiscal year ending July 31, 2002, the Distributor of the Funds has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

Risk/Return Summary

EXAMPLE

This example will help you compare the fees and expenses of each Fund's different share classes and the cost of investing in each Fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. After the first year, the example does not take into consideration any reduction in the Distributor's distribution and service (12b-1) fees for Class A shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                1 YR      3 YRS      5 YRS     10 YRS
 CONSERVATIVE GROWTH FUND
 Class A shares                 $666     $1,025     $1,407     $2,476
 Class B shares                 $750     $1,070     $1,416     $2,553
 Class C shares                 $448     $  862     $1,402     $2,878
 Class Z shares                 $150     $  465     $  803     $1,757



 MODERATE GROWTH FUND
 Class A shares                 $649     $  972     $1,318     $2,291
 Class B shares                 $732     $1,015     $1,325     $2,368
 Class C shares                 $430     $  808     $1,313     $2,699
 Class Z shares                 $131     $  409     $  708     $1,556



 HIGH GROWTH FUND
 Class A shares                 $658     $1,001     $1,367     $2,394
 Class B shares                 $742     $1,045     $1,375     $2,471
 Class C shares                 $440     $  838     $1,363     $2,799
 Class Z shares                 $142     $  440     $  761     $1,669



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                                                                              16

Risk/Return Summary

    You would pay the following expenses on the same investment if you did not sell your shares:


                                1 YR      3 YRS      5 YRS     10 YRS
 CONSERVATIVE GROWTH FUND
 Class A shares                 $666     $1,025     $1,407     $2,476
 Class B shares                 $250     $  770     $1,316     $2,553
 Class C shares                 $348     $  862     $1,402     $2,878
 Class Z shares                 $150     $  465     $  803     $1,757



 MODERATE GROWTH FUND
 Class A shares                 $649     $  972     $1,318     $2,291
 Class B shares                 $232     $  715     $1,225     $2,368
 Class C shares                 $330     $  808     $1,313     $2,699
 Class Z shares                 $131     $  409     $  708     $1,556



 HIGH GROWTH FUND
 Class A shares                 $658     $1,001     $1,367     $2,394
 Class B shares                 $242     $  745     $1,275     $2,471
 Class C shares                 $340     $  838     $1,363     $2,799
 Class Z shares                 $142     $  440     $  761     $1,669

How the Funds Invest
INVESTMENT OBJECTIVES AND POLICIES

CONSERVATIVE GROWTH FUND


The Fund's investment objective is to seek to provide CURRENT INCOME and a reasonable level of CAPITAL APPRECIATION. This means that we seek investments that will pay income and increase in value. The Fund seeks to achieve its objective by investing in a diversified portfolio of fixed-income and equity securities.



MODERATE GROWTH FUND



The Fund's investment objective is to seek to provide CAPITAL APPRECIATION and a reasonable level of CURRENT INCOME. This means that we seek investments that will increase in value, in addition to investments that will pay income. The Fund seeks to achieve its objective by investing in a diversified portfolio of equity and fixed-income securities.



HIGH GROWTH FUND



The Fund's investment objective is to seek to provide long-term CAPITAL APPRECIATION. This means that we seek investments that will increase in value. The Fund seeks to achieve its objective by investing in a diversified portfolio of equity securities.



FIXED-INCOME SEGMENTS



The Conservative Growth and Moderate Growth Funds normally invest approximately 60% and 35%, respectively, of the relevant Fund's total assets in debt obligations of varying credit quality, including securities issued or guaranteed by the U.S. GOVERNMENT and its agencies, and debt obligations issued by U.S. COMPANIES, FOREIGN COMPANIES and FOREIGN GOVERNMENTS and their agencies. PIMCO and PIM manage the fixed-income segments of these Funds.



    Each of these Funds invests in MORTGAGE-RELATED SECURITIES issued or guaranteed by U.S. government entities, including securities issued by the Federal National Mortgage Association (FNMA or "Fannie Mae") or the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac") or guaranteed by the Government National Mortgage Association (GNMA or "Ginnie Mae"). We may also invest in privately issued, mortgage-related securities (those not issued or guaranteed by the U.S. government). The



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                                                                              18

How the Funds Invest


mortgage-related securities in which each of these Funds may invest may include COLLATERALIZED MORTGAGE OBLIGATIONS and STRIPPED MORTGAGE-BACKED SECURITIES. We may also invest in ASSET-BACKED SECURITIES like automobile loans and credit card receivables.



    We may invest up to 35% of each of these Funds' total assets in HIGH YIELD DEBT OBLIGATIONS--also known as "JUNK BONDS"--which are rated at least B by S&P, Moody's or another major rating service, and unrated debt obligations that we believe are comparable in quality.



    Each of these Funds can invest up to 25% of its total assets in FOREIGN DEBT OBLIGATIONS, including up to 10% of its total assets in debt obligations of issuers in emerging markets.



    The Advisers of each of these Funds' fixed-income segments each focus on a particular type of investing.



    PIMCO focuses primarily on INVESTMENT-GRADE DOMESTIC AND FOREIGN DEBT OBLIGATIONS--debt obligations rated at least BBB by S&P, Baa by Moody's, or the equivalent by another major rating service, and unrated debt obligations that PIMCO believes are comparable in quality.



    PIM focuses primarily on HIGH-YIELD DOMESTIC AND FOREIGN DEBT OBLIGATIONS, including junk bonds and debt obligations of issuers from emerging markets.



    In choosing debt obligations for each of these Funds, PIMCO and PIM consider economic conditions and interest rate fundamentals and, for foreign debt securities, country and currency selection. PIMCO and PIM also evaluate individual debt securities within each fixed-income sector based upon their relative investment merit. They also consider factors such as yield, duration and potential for price or currency appreciation, as well as credit quality, maturity and risk.



Equity Segments



The Conservative Growth, Moderate Growth and High Growth Funds normally invest approximately 40%, 65% and 100%, respectively, of the relevant Fund's total assets in STOCKS OF U.S. AND FOREIGN COMPANIES. The Conservative Growth, Moderate Growth and High Growth Funds may invest up to 15%, 25% and 35%, respectively, of the relevant Fund's total assets in stocks of companies located in foreign countries, including developing countries. The Funds' foreign securities holdings normally will be denominated in foreign currencies, including the euro--a multinational currency unit. Jennison, Franklin and Dreyfus manage portions of the equity segments of each Fund.

How the Funds Invest


In addition, Lazard selects international equity investments for up to 10% and 20% of the total assets of the Moderate Growth and High Growth Funds, respectively.



    Each Fund may also invest in ADRS, ADSS, GDRS and EDRS. ADRs, ADSs, GDRs and EDRs are certificates--usually issued by a bank or trust company--that represent an equity investment in a foreign company. ADRs and ADSs are issued by U.S. banks and trust companies and are valued in U.S. dollars. EDRs and GDRs are issued by foreign banks and trust companies and are usually valued in foreign currencies.



    The Advisers of each Fund's equity segments each focus on a particular type and style of investing.



    JENNISON focuses on STOCKS OF LARGE COMPANIES, using a GROWTH INVESTMENT STYLE. Jennison selects stocks of companies that it believes will experience earnings growth at a faster rate than that of the U.S. economy in general. Jennison looks for stocks of companies that have demonstrated growth in earnings and sales, high returns on equity and assets, or other strong financial characteristics. Jennison will consider selling a security when it thinks the security has achieved its growth potential, or when Jennison thinks it can find better growth opportunities.



    Jennison also focuses on STOCKS OF LARGE COMPANIES, using a VALUE INVESTMENT STYLE. Jennison selects stocks that it believes are undervalued, given the company's earnings, cash flow or asset values. Jennison looks for catalysts that will help unlock inherent value. A number of conditions can warrant the sale of an existing position, including (1) the stock has reached its price target; (2) the company experiences a deterioration of fundamentals in which earnings do not emerge as expected; (3) the catalyst condition for buying the stock no longer exists; or (4) the price of the stock deteriorates from the purchase price without a reasonable explanation.



    FRANKLIN focuses on STOCKS OF SMALL AND MEDIUM-SIZE COMPANIES, using a GROWTH INVESTMENT STYLE. Franklin selects stocks of companies that it believes to have potential to rapidly grow revenues, earnings or cash flow. Although Franklin may find these companies in growing industries, its strategy targets companies with sustainable competitive advantages, like unique products or proprietary technology, that may provide these companies with growth opportunities regardless of the growth outlook of the industry. Franklin will consider selling a security when it thinks the security has achieved its growth potential, or when Franklin thinks it can find better growth opportunities.



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                                                                              20

How the Funds Invest


    DREYFUS focuses on STOCKS OF SMALL AND MEDIUM-SIZE COMPANIES, using a VALUE INVESTMENT STYLE. Dreyfus selects stocks that it believes are undervalued and have an above-average potential to increase in price. Dreyfus looks for stocks that it believes to be undervalued based on the company's sales, earnings, book value and cash flow. Dreyfus generally constructs its Fund segment to resemble the Russell 2000 Value Index, but weights the segment toward the stocks that Dreyfus deems most attractive. Dreyfus will consider selling a stock if it has increased in value to the point where Dreyfus no longer considers it to be undervalued.



    With respect to the Moderate Growth and High Growth Funds, LAZARD focuses on STOCKS OF FOREIGN COMPANIES using a VALUE INVESTMENT STYLE. Lazard looks for stocks that it believes to be undervalued based on the company's earnings, cash flow or asset values. Lazard will consider selling a stock if it has increased in value to the point where Lazard no longer considers it to be undervalued.



    For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Funds, Their Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Funds. To obtain a copy, see the back cover page of this prospectus.


    Although we make every effort to achieve each Fund's objective, we can't guarantee success. Except for certain investment restrictions described in the SAI, the Board of the Trust can change the investment objective and policies of each Fund without obtaining shareholder approval.


CASH MANAGEMENT



To the extent that any segment of the Funds has uninvested assets, PIM will manage these assets until the Adviser responsible for such assets requires them for investment in accordance with the Adviser's investment type or style. PIM will invest such assets primarily in high-quality, short-term money market instruments.


MORTGAGE-RELATED SECURITIES

The CONSERVATIVE GROWTH and MODERATE GROWTH FUNDS may each invest in MORTGAGE-RELATED SECURITIES issued or guaranteed by U.S. governmental entities or private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from

How the Funds Invest

an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities issued by the U.S. government or its agencies include FNMAs, GNMAs and debt securities issued by the FHLMC. The U.S. government or the issuing agency directly or indirectly guarantees the payment of interest and principal on these securities, but not their value. Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

    Mortgage pass-through securities include collateralized mortgage obligations, multiclass pass-through securities and stripped mortgage-backed securities. A COLLATERALIZED MORTGAGE OBLIGATION (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A MULTICLASS PASS-THROUGH SECURITY is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multiclass pass-through security. A STRIPPED MORTGAGE-BACKED SECURITY (MBS STRIP) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

    The values of mortgage-backed securities vary with changes in market interest rates, generally, and in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to increase as homeowners and others refinance their higher-rate mortgages; these prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decline, which has the effect of extending the anticipated duration at the same time that the value of the securities declines. MBS strips tend to be even more highly sensitive to changes in prepayment and interest rates than mortgage-related securities and CMOs generally.

ASSET-BACKED SECURITIES
The CONSERVATIVE GROWTH and MODERATE GROWTH FUNDS may each invest in ASSET-BACKED DEBT SECURITIES. An asset-backed security is another type of


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                                                                              22

How the Funds Invest

pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans and credit card receivables. Unlike mortgage-related securities, asset-backed securities are usually not collateralized.

OTHER INVESTMENTS AND STRATEGIES

In addition to their principal strategies, we may also use the following investment strategies to increase the Funds' returns or protect their assets if market conditions warrant.

MONEY MARKET INSTRUMENTS

Each Fund may invest in high-quality MONEY MARKET INSTRUMENTS. Money market instruments include the commercial paper of U.S. and foreign corporations, obligations of U.S. and foreign banks, certificates of deposit and obligations issued or guaranteed by the U.S. government or its agencies or a foreign government.

    The Funds will generally purchase money market instruments in one of the two highest short-term quality ratings of a major rating service. The Funds may also invest in money market instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The High Growth Fund uses money market instruments for cash management purposes only.

U.S. GOVERNMENT SECURITIES


The Funds may invest in DEBT OBLIGATIONS ISSUED BY THE U.S. TREASURY. Treasury securities have varying interest rates and maturities, but they are all backed by the full faith and credit of the U.S. government.


    The Funds may also invest in other DEBT OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. government, like GNMA obligations. Debt securities issued by other government entities, like obligations of FNMA and SLMA, are not backed by the full faith and credit of the U.S. government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt.

How the Funds Invest

    The U.S. government sometimes "strips" its debt obligations into their component parts: the U.S. government's obligation to make interest payments and its obligation to repay the amount borrowed. These STRIPPED SECURITIES are sold to investors separately. Stripped securities do not make periodic interest payments. They are usually sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional debt obligations. A Fund may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.

TEMPORARY DEFENSIVE INVESTMENTS


In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of a Fund's assets in money market instruments or U.S. government securities. Investing heavily in these securities limits our ability to achieve each Fund's investment objective, but can help to preserve a Fund's assets when securities markets are unstable.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

Each Fund may enter into REVERSE REPURCHASE AGREEMENTS. When a Fund enters into a reverse repurchase agreement, the Fund borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time.

    The Conservative Growth and Moderate Growth Funds may each enter into DOLLAR ROLLS. When a Fund enters into a dollar roll, the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase, as well as the interest earned on the cash proceeds of the initial sale.

REPURCHASE AGREEMENTS


Each Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect a loan



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                                                                              24

How the Funds Invest


by the Fund. The High Growth Fund uses repurchase agreements for cash management purposes only.


CONVERTIBLE SECURITIES

Each Fund may also invest in CONVERTIBLE SECURITIES. These are securities--like bonds, corporate notes and preferred stock--that we can convert into the company's common stock or some other equity security.

DERIVATIVE STRATEGIES


We may use a number of alternative investment strategies--including derivatives--to try to improve a Fund's returns. We may use hedging techniques to try to protect a Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that a Fund will not lose money. The derivatives in which the Funds may invest include FUTURES, OPTIONS AND OPTIONS ON FUTURES. In addition, each Fund may enter into FOREIGN CURRENCY EXCHANGE CONTRACTS and purchase COMMERCIAL PAPER THAT IS INDEXED TO FOREIGN CURRENCY EXCHANGE RATES. Each Fund may also use "CURRENCY HEDGES" to help protect its NAV from declining if a particular foreign currency were to decrease in value against the U.S. dollar.


    Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match a Fund's underlying holdings. For more information about these strategies, see the SAI, "Description of the Funds, Their Investments and Risks--Risk Management and Return Enhancement Strategies."


Options. Each Fund may purchase and sell put and call options on securities and currencies traded on U.S. or foreign securities exchanges or on the over-the-counter market. An option is the right to buy or sell securities in exchange for a premium. The options may be on debt securities, aggregates of debt

How the Funds Invest

securities, financial indexes and U.S. government securities. The Funds will sell only covered options.


FUTURES CONTRACTS AND RELATED OPTIONS



Each Fund may purchase and sell financial futures contracts and related options on debt securities, aggregates of debt securities, currencies, financial indexes or U.S. government securities. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of underlying product at a future date or to make or receive a cash payment based on the value of a securities index.



FOREIGN CURRENCY FUTURES CONTRACTS


The Funds also may enter into FOREIGN CURRENCY FORWARD CONTRACTS to protect the value of their assets against future changes in the level of foreign currency exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price.

ADDITIONAL STRATEGIES

The Funds may also use additional strategies, such as purchasing debt securities on a WHEN-ISSUED or DELAYED-DELIVERY basis. When a Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the debt obligations take place at a later time. The Fund does not earn interest income until the date the debt obligations are delivered.

    The CONSERVATIVE GROWTH and MODERATE GROWTH FUNDS may each enter into INTEREST RATE SWAP TRANSACTIONS. In a swap transaction, a Fund and another party "trade" income streams. The swap is done to preserve a return or spread on a particular investment or portion of a Fund or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.


    The Funds also follow certain policies when they BORROW MONEY (each Fund can borrow up to 33 1/3% of the value of its total assets); and HOLD ILLIQUID SECURITIES (each Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days).



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                                                                              26

How the Funds Invest


    Each Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.


PORTFOLIO TURNOVER

As a result of the strategies described above, each Fund may have an annual portfolio turnover rate of over 100%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect a Fund's performance. It can also result in a greater amount of distributions as ordinary income rather than long-term capital gains.

How the Funds Invest


INVESTMENT RISKS



As noted previously, all investments involve risk, and investing in the Funds is no exception. Since a Fund's holdings can vary significantly from broad market indexes, performance of the Funds can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Funds' principal strategies and certain other non-principal investments the Funds may make. See, too, "Description of the Funds, Their Investments and Risks" in the SAI.



INVESTMENT TYPE
% OF FUNDS' TOTAL ASSETS     RISKS                          POTENTIAL REWARDS
-------------------------------------------------------------------------------------
COMMON STOCKS                - Individual stocks could      - Historically, stocks
                               lose value                   have outperformed other
Conservative Growth Fund                                      investments over the
Approximately 40%            - The equity markets             long term
                             could go down, resulting
Moderate Growth Fund           in a decline in value        - Generally, economic
Approximately 65%              of a Fund's investments        growth leads to higher
                                                              corporate profits,
High Growth Fund Up to 100%  - Companies that pay             which leads to an
                             dividends may not do so          increase in stock
                               if they don't have             prices, known as
                               profits or adequate            capital appreciation
                               cash flow
                                                            - May be a source of
                             - Changes in economic or       dividend income
                               political conditions,
                               both domestic and
                               international may
                               result in a decline in
                               the value of a Fund's
                               investments

-------------------------------------------------------------------------------------
SMALL AND MEDIUM CAPI-       - Stocks of smaller            - Highly successful
TALIZATION STOCKS            companies are more             smaller companies can
                               volatile and may               outperform larger ones
Conservative Growth Fund       decline more than those
Approximately 10%              in the S&P 500
Moderate Growth Fund         - Small and medium-size
Approximately 15%              companies are more
                               likely to reinvest
High Growth Fund Approxi-      earnings and not pay
mately 30%                     dividends
                             - Changes in interest
                             rates may affect the
                               securities of small-
                               and medium-size
                               companies more than the
                               securities of larger
                               companies



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                                                                              28

How the Funds Invest


INVESTMENT TYPE (CONT'D)
% OF FUNDS' TOTAL ASSETS     RISKS                          POTENTIAL REWARDS
-------------------------------------------------------------------------------------

FIXED-INCOME OBLIGATIONS     - A Fund's holdings,           - Bonds have generally
                             share price, yield and         outperformed money market
Conservative Growth Fund       total return will              instruments over the
Approximately 60%              fluctuate in response          long term with less
                               to bond market                 risk than stocks
Moderate Growth Fund           movements
Approximately 35%                                           - Most bonds will rise in
                             - Credit risk--the risk          value when interest
                             that the default of an           rates fall
                               issuer would leave a
                               Fund with unpaid             - A source of regular
                               interest or princi-          interest income
                               pal. The lower an
                               instrument's quality,        - Generally more secure
                               the higher its                 than stocks since
                               potential volatility           companies must pay
                                                              their debts before
                             - Market risk--the risk          paying stockholders
                             that the market value of
                               an investment may move       - Investment-grade
                               down, sometimes rapidly      obligations have a lower
                               or unpredictably.              risk of default
                               Market risk may affect
                               an industry, a sector,       - Bonds with longer
                               or the market as a           maturity dates typically
                               whole                          have higher yields
                             - Interest rate risk--the      - Intermediate-term
                               value of most bonds          securities may be less
                               will fall when interest        susceptible to loss of
                               rates rise: the longer         principal than
                               a bond's maturity and          longer-term securities
                               the lower its credit
                               quality, the more its
                               value typically falls.
                               It can lead to price
                               volatility,
                               particularly for junk
                               bonds and stripped
                               securities

How the Funds Invest


INVESTMENT TYPE (CONT'D)
% OF FUNDS' TOTAL ASSETS     RISKS                          POTENTIAL REWARDS
-------------------------------------------------------------------------------------

FOREIGN SECURITIES           - Foreign markets,             - Investors can
                               economies and political      participate in the growth
Conservative Growth Fund       systems, particularly          of foreign markets and
Up to 25% (foreign debt        those in developing            invest in companies
obligations only)              countries, may not be          operating in those
                               as stable as in the            markets
Moderate Growth Fund           U.S.
Up to 25%                                                   - May profit from
                             - Currency risk--changing      changing value of foreign
High Growth Fund               value of foreign               currencies
Up to 35%                      currencies can cause
                               losses                       - Opportunities for
                                                              diversification
                             - May be less liquid than
                               U.S. stocks and bonds        - Principal and interest
                                                            on foreign government
                             - Differences in foreign         securities may be
                               laws, accounting stan-         guaranteed
                               dards, public
                               information, custody
                               and settlement
                               practices provide less
                               reliable information on
                               foreign investments and
                               involve more risk
                             - Investments in emerging
                               markets securities are
                               subject to greater
                               volatility and price
                               declines
                             - Not all government
                             securities are insured or
                               guaranteed by the
                               government, but only by
                               the issuing agency

-------------------------------------------------------------------------------------

U.S. GOVERNMENT              - Not all are insured or       - Regular interest income
SECURITIES                   guaranteed by the U.S.
                               government, but only by      - The U.S. government
All Funds                      the issuing agency             guarantees interest and
                                                              principal payments on
Percentage varies;           - Limits potential for           certain securities
Up to 100% on                capital appreciation
a temporary basis                                           - Generally more secure
                             - See market risk              than lower quality debt
                                                            securities and equity
                             - See interest rate risk         securities
                                                            - May preserve a Fund's
                                                              assets



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                                                                              30

How the Funds Invest


INVESTMENT TYPE (CONT'D)
% OF FUNDS' TOTAL ASSETS     RISKS                          POTENTIAL REWARDS
-------------------------------------------------------------------------------------

MONEY MARKET                 - U.S. government money        - May preserve a Fund's
INSTRUMENTS                    market securities offer        assets
                               a lower yield than
All Funds                      lower-quality or
                               longer-term securities
Up to 100% on
a temporary basis            - Limits potential for
                             capital appreciation and
                               achieving our objective
                             - See credit risk and
                             market risk (which are
                               less of a concern for
                               money market
                               instruments)

-------------------------------------------------------------------------------------

MORTGAGE-RELATED             - Prepayment risk--the         - Regular interest income
SECURITIES                   risk that the underlying
                             mortgage may be prepaid        - The U.S. government
Conservative Growth and        partially or                   guarantees interest and
Moderate Growth Funds          completely, generally          principal payments on
                               during periods of              certain securities
Percentage varies usually      falling interest rates,
less than 10%                  which could adversely        - May benefit from
                               affect yield to              security interest in real
                               maturity and could             estate collateral
                               require a Fund to
                               reinvest in                  - Pass-through
                               lower-yielding               instruments provide
                               securities                     greater diversifica-
                                                              tion than direct
                             - Credit risk--the risk          ownership of loans
                             that the underlying
                               mortgages will not be
                               paid by debtors or by
                               credit insurers or
                               guarantors of such
                               instruments. Some
                               private mortgage
                               securities are
                               unsecured or secured by
                               lower-rated insurers or
                               guarantors and thus may
                               involve greater risk
                             - See market risk and
                             interest rate risk

How the Funds Invest


INVESTMENT TYPE (CONT'D)
% OF FUNDS' TOTAL ASSETS     RISKS                          POTENTIAL REWARDS
-------------------------------------------------------------------------------------

HIGH-YIELD DEBT              - Higher credit risk than      - May offer higher
SECURITIES (JUNK BONDS)        higher-grade debt            interest income than
                               securities                     higher-grade debt
Conservative Growth and                                       securities and higher
Moderate Growth Funds        - Higher market risk than        potential gains
                               higher-grade debt
Up to 35%, usually less        securities
than 10%
                             - More volatile than
                             higher-grade debt
                               securities
                             - May be more illiquid
                               (harder to value and
                               sell), in which case
                               valuation would depend
                               more on investment
                               adviser's judgment than
                               is generally the case
                               with higher-rated
                               securities

-------------------------------------------------------------------------------------

ASSET-BACKED                 - See prepayment risk          - Regular interest income
SECURITIES
                             - The security interest        - Prepayment risk is
Conservative Growth and      in the underlying              generally lower than with
Moderate Growth Funds          collateral may not be          mortgage-related
                               as great as with               securities
Percentage varies, usually     mortgage-related
less than 10%                  securities                   - Pass-through
                                                            instruments provide
                             - Credit risk--the risk          greater diversifica-
                             that the underlying              tion than direct
                               receivables will not be        ownership of loans
                               paid by debtors or by
                               credit insurers or
                               guarantors of such
                               instruments. Some
                               asset-backed securities
                               are unsecured or
                               secured by lower-rated
                               insurers or guarantors
                               and thus may involve
                               greater risk
                             - See market risk
                             - See interest rate risk



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                                                                              32

How the Funds Invest


INVESTMENT TYPE (CONT'D)
% OF FUNDS' TOTAL ASSETS     RISKS                          POTENTIAL REWARDS
-------------------------------------------------------------------------------------

DERIVATIVES                  - The value of                 - A Fund could make money
                             derivatives (such as             and protect against
All Funds                      futures and options)           losses if the
                               that are used to hedge         investment analysis
Percentage varies, usually     a portfolio security is        proves correct
less than 10%                  determined indepen-
                               dently from that             - One way to manage a
                               security and could             Fund's risk/return
                               result in a loss to a          balance is by locking
                               Fund when the price            in the value of an
                               movement of the deriva-        investment ahead of
                               tive does not correlate        time
                               with a change in the
                               value of the portfolio       - Derivatives that
                               security                     involve leverage could
                                                              generate substantial
                             - Derivatives used for           gains at low cost
                             risk management may not
                               have the intended            - May be used to hedge
                               effects and may result         against changes in cur-
                               in losses or missed            rency exchange rates
                               opportunities
                             - The other party to a
                               derivatives contract
                               could default
                             - Derivatives can
                             increase share price
                               volatility and those
                               that involve leverage
                               could magnify losses
                             - Certain types of
                             derivatives involve costs
                               to a Fund, which can
                               reduce returns

How the Funds Invest


INVESTMENT TYPE (CONT'D)
% OF FUNDS' TOTAL ASSETS     RISKS                          POTENTIAL REWARDS
-------------------------------------------------------------------------------------

REVERSE REPURCHASE           - May magnify underlying       - May magnify underlying
AGREEMENTS                     investment losses              investment gains
All Funds                    - Investment costs may
                               exceed potential
Up to 33 1/3%, usually         underlying investment
less than 10%                  gains
DOLLAR ROLLS
Conservative Growth and
Moderate Growth Funds
Up to 33 1/3%, usually
less than 10%
WHEN-ISSUED AND
DELAYED-DELIVERY SECURITIES
All Funds
Percentage varies, usually
less than 10%
-------------------------------------------------------------------------------------

BORROWING                    - Leverage borrowing for       - Leverage may magnify
                               investments may magnify        investment gains
All Funds                      losses
Up to 33 1/3%, usually       - Interest costs and
less than 10%                investment fees may
                               exceed potential
                               investment gains

-------------------------------------------------------------------------------------

ADJUSTABLE/FLOATING RATE     - Value lags value of          - Can take advantage of
SECURITIES                   fixed rate securities            rising interest rates
                               when interest rates
Conservative Growth and        change
Moderate Growth Funds
Percentage varies, usually
less than 10%






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                                                                              34

How the Funds Invest


INVESTMENT TYPE (CONT'D)
% OF FUNDS' TOTAL ASSETS     RISKS                          POTENTIAL REWARDS
-------------------------------------------------------------------------------------

STRIPPED SECURITIES          - More volatile than           - Value rises faster when
                             securities that have not         interest rates fall
Conservative Growth and        separated principal and
Moderate Growth Funds          interest
Percentage varies, usually   - Mortgage-backed
less than 10%                stripped securities have
                               more prepayment and
                               interest rate risk than
                               other mortgage-related
                               securities

-------------------------------------------------------------------------------------

INTEREST RATE SWAPS          - Helps protect the            - Speculative technique
                             return on an investment          including risk of loss
Conservative Growth and                                       of interest payment
Moderate Growth Funds                                         swapped
Up to 5% of net assets

-------------------------------------------------------------------------------------

ILLIQUID SECURITIES          - May be difficult to          - May offer a more
                             value precisely                  attractive yield or
All Funds                                                   potential for growth than
                             - May be difficult to          more widely traded
Up to 15% of net assets      sell at the time or price        securities
                               desired

How the Trust is Managed

BOARD OF TRUSTEES


The Board of Trustees oversees the actions of the Manager, the Advisers and the Distributor and decides on general policies. The Board also oversees the Trust's officers who conduct and supervise the daily business operations of the Trust.

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077


    Under a management agreement with the Trust, PIFM manages the Trust's investment operations and administers its business affairs. PIFM is also responsible for supervising the Trust's Advisers. For the period ended July 31, 2001, the Trust paid to PIFM management fees equal to an annual rate of 0.75% of each Fund's average net assets.



    PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2000, PIFM served as the Manager to all of the Prudential U.S. and offshore investment companies and as investment manager or administrator to closed-end investment companies with aggregate assets of approximately $76 billion.


    Subject to the supervision of the Board of Trustees of the Trust, PIFM is responsible for conducting the initial review of prospective Advisers for the Trust. In evaluating a prospective Adviser, PIFM considers many factors, including the firm's experience, investment philosophy and historical performance. PIFM is also responsible for monitoring the performance of the Trust's Advisers.


    PIFM and the Trust operate under an exemptive order (the Order) from the Securities and Exchange Commission that generally permits PIFM to enter into or amend agreements with Advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board of Trustees approve any new or amended agreements with Advisers. Shareholders of each Fund still have the right to terminate these agreements for a Fund at any time by a vote of the majority of outstanding shares of that Fund. The Trust will notify shareholders of any new Advisers or material amendments to advisory agreements made pursuant to the Order.



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                                                                              36

How the Trust is Managed

ADVISERS AND PORTFOLIO MANAGERS
INTRODUCTION

The Advisers are responsible for the day-to-day management of each Fund segment that they manage, subject to the supervision of PIFM and the Board of Trustees. The Advisers are paid by PIFM, not the Trust.


    Each Adviser manages one or more segments of a Fund, focusing on a particular investment type and style. The Manager allocates daily cash inflows (i.e., purchases and reinvested dividends) and outflows (i.e., redemptions and expense items) among the segments of each Fund. By using several Advisers for each Fund, and by periodically rebalancing each Fund in accordance with its asset allocation strategy, the Manager seeks long-term benefits from a balance of different investment disciplines. The Manager believes that, at any given time, certain investment philosophies will be more successful than others and that a combination of different investment approaches may benefit the Funds and help reduce their volatility. Reallocations may result in higher portfolio turnover and correspondingly higher transactional costs. In addition, a Fund may experience wash transactions--where one Adviser buys a security at the same time another Adviser sells it. When this happens, the Fund's position in that security remains unchanged, but the Fund has paid additional transaction costs.



The following sets forth certain information about each of the Advisers.


JENNISON ASSOCIATES LLC


JENNISON is a wholly owned subsidiary of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company. As of December 31, 2000, Jennison managed approximately $81 billion in assets for institutional and mutual fund clients. The address of Jennison is 466 Lexington Avenue, New York, NY 10017. PIM (formerly The Prudential Investment Corporation) served as adviser from each Fund's inception through August 2000 with respect to investments in large-capitalization value stocks.



    KATHLEEN A. MCCARRAGHER and MICHAEL A. DEL BALSO have managed the large-capitalization growth equity segments of the Funds since February 1999 and May 2000, respectively.



    Ms. McCarragher is a Director and Executive Vice President of Jennison, and is Jennison's Domestic Equity Investment Strategist. Prior to joining Jennison in 1998, Ms. McCarragher was a portfolio manger with Weiss, Peck & Grier L.L.C.

How the Trust is Managed


    Mr. Del Balso is a Director and Executive Vice President of Jennison, where he has been part of the investment team since 1972. Mr. Del Balso is also Jennison's Director of Equity Research. He is a member of the New York Society of Security Analysts.



    TOM KOLEFAS, CFA and BRADLEY L. GOLDBERG, CFA have managed the large-capitalization value equity segments of the Funds since May 2000 and September 2000, respectively.



    Mr. Kolefas has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director and Senior Portfolio Manager of Prudential Global Asset Management. He joined Prudential in May 2000 from Loomis Sayles Co., L.P., where he headed the Large-/Mid-Cap Value Team.



    Mr. Goldberg is an Executive Vice President of Jennison, where he also serves as Chairman of the Asset Allocation Committee. Mr. Goldberg joined Jennison in 1974. He is a member of the New York Society of Security Analysts.



PRUDENTIAL INVESTMENT MANAGEMENT, INC.



PIM is a wholly owned subsidiary of Prudential, a major diversified insurance and financial services company. The address of PIM is Prudential Plaza, 751 Broad Street, Newark, NJ 07102.



    PIM's High Yield Team, headed by R. CASEY WALSH and PAUL E. APPLEBY, is primarily responsible for overseeing the day-to-day management of the high yield fixed-income segments of the Conservative Growth and Moderate Growth Funds. Messrs. Walsh and Appleby have 18 and 12 years, respectively, of general investment experience. The PIM High Yield Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of PIM's Investment Policy Committee and each Fund's investment restrictions and policies. In addition, PIM's Credit Research team of analysts supports the High Yield Team using bottom-up fundamentals, as well as economic and industry trends. As of December 31, 2000, PIM's High Yield Team had $7.3 billion of assets under management.


FRANKLIN ADVISERS, INC.

FRANKLIN is a wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Franklin advises 108 domestic and international equity and fixed-


STRATEGIC PARTNERS ASSET ALLOCATION FUNDS [PHONE ICON] (800) 225-1852

How the Trust is Managed


income mutual funds in the Franklin Templeton Group of funds. As of July 31, 2001, Franklin and its affiliates managed over $266.6 billion in assets. The address of Franklin is 920 Park Place, San Mateo, CA 94403.


    EDWARD B. JAMIESON, MICHAEL MCCARTHY and AIDAN O'CONNELL have managed the small/mid-capitalization growth equity segments of the Funds since their inception. Mr. Jamieson is an Executive Vice President of Franklin and Managing Director of Franklin's equity and high-yield groups and has been with Franklin since 1987. Mr. McCarthy joined Franklin in 1992 and is a Vice President and portfolio manager specializing in research analysis of several technology sectors. Mr. O'Connell is a research analyst specializing in the semiconductor and semiconductor capital equipment industries. Prior to joining Franklin in 1998, Mr. O'Connell was a research and corporate finance associate with Hambrecht & Quist.

THE DREYFUS CORPORATION


DREYFUS is a subsidiary of Mellon Bank Corporation, a broad-based financial services company with a bank at its core. As of July 31, 2001, Dreyfus managed approximately $161.5 billion in assets for both equity and fixed-income mutual funds. The address of Dreyfus is 200 Park Avenue, 8th floor West, New York, NY 10166.



    WILLIAM P. RYDELL, CFA and MARK W. SIKORSKI, CFA have managed the small/mid-capitalization value equity segments of the Funds since their inception. Mr. Rydell is a portfolio manager at Dreyfus and is the President and Chief Executive Officer of Mellon Equity Associates LLP. Mr. Rydell has been with the Mellon organization since 1973. Mr. Sikorski is a portfolio manager at Dreyfus and a Vice President of Mellon Equity Associates LLP and joined the Mellon organization in 1996.


LAZARD ASSET MANAGEMENT


LAZARD is a division of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company. Lazard provides investment management services to both individual and institutional clients. As of July 31, 2001, Lazard and its global affiliates had approximately $70.4 billion in assets under management. The address of Lazard is 30 Rockefeller Plaza, New York, NY 10112.


    HERBERT W. GULLQUIST and JOHN R. REINSBERG have managed the international equity segments of the Moderate Growth and High Growth Funds since their inception. Mr. Gullquist, a Managing Director and Vice

How the Trust is Managed

Chairman of Lazard Freres and Chief Investment Officer of Lazard, has been with Lazard since 1982. Mr. Reinsberg is a Managing Director of Lazard Freres and has been with Lazard since 1992.


PACIFIC INVESTMENT MANAGEMENT COMPANY LLC



PIMCO, a Delaware limited liability company, is a subsidiary of PIMCO Advisors L.P. (PIMCO Advisors). Allianz AG, the majority owner of PIMCO Advisors, is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds a minority interest in PIMCO Advisors. PIMCO has specialized in fixed income investing since the firm was established in 1971. As of July 31, 2001, PIMCO had approximately $230 billion of assets under management. The address of PIMCO is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.



    WILLIAM H. GROSS, Managing Director, Chief Investment Officer and founding member of PIMCO, has, since the inception of the investment-grade segments of the Conservative Growth and High Growth Funds, led a portfolio management team responsible for developing and implementing an investment-grade fixed income investment strategy for each of these segments. CHRIS DIALYNAS, a Managing Director, portfolio manager and a senior member of PIMCO's investment strategy group, has managed the investment-grade fixed-income segments of the Conservative Growth and Moderate Growth Funds since May 2000. Mr. Dialynas has been associated with PIMCO since 1980.


DISTRIBUTOR


Prudential Investment Management Services LLC (PIMS) distributes the Trust's shares under a Distribution Agreement with the Trust. The Trust has Distribution and Service Plans (the Plans) pursuant to Rule 12b-1 under the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Trust's Class A, B, C and Z shares and provides certain shareholder support services. The Trust pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.





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                                                                              40

Fund Distributions and Tax Issues



Investors who buy shares of a Fund should be aware of some important tax issues. For example, each Fund pays DIVIDENDS of ordinary income and distributes realized net CAPITAL GAINS, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and other distributions from a Fund may also be subject to state and local income taxes.



    Also, if you sell shares of a Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.


    The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

Each Fund distributes DIVIDENDS of any net investment income to shareholders on a regular basis as shown below.

                        FUND                          DIVIDENDS DECLARED AND PAID
 CONSERVATIVE GROWTH FUND                                               QUARTERLY
 MODERATE GROWTH FUND                                               SEMI-ANNUALLY
 HIGH GROWTH FUND                                                        ANNUALLY

    For example, if a Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from each Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund.

    For Funds that invest in foreign securities, the amount of income available for distribution to shareholders will be affected by any foreign currency gains or losses generated by the Fund and cannot be predicted. This fact, coupled with the different tax and accounting treatment of certain currency gains and losses, increases the possibility that distributions, in whole or in part, may be a return of capital to shareholders.


    Each Fund also distributes realized net CAPITAL GAINS to shareholders-- typically once a year. Capital gains are generated when a Fund sells its assets for a profit. For example, if a Fund bought 100 shares of ACME Corp. stock

Fund Distributions and Tax Issues


for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security. If a security is held more than one year before it is sold, LONG-TERM capital gains generally are taxed at the maximum rate of 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 39.1% (since July 1, 2001 and 38.6% beginning January 1, 2002). Different rates apply to corporate shareholders.


    For your convenience, a Fund's distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of a Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.


    Fund distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are generally eligible for the 70% dividends-received deduction for certain dividends.



STRATEGIC PARTNERS ASSET ALLOCATION FUNDS [PHONE ICON] (800) 225-1852

Fund Distributions and Tax Issues

WITHHOLDING TAXES


If federal tax law requires you to provide the Trust with your tax identification number and certifications as to your tax status, and you fail to do this, we will withhold and pay to the U.S. Treasury 30.5% (since July 1, 2001, or 30% beginning January 1, 2002) of your distributions and sale proceeds.


    If you are subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE


If you buy shares of a Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when distributions are paid out, the value of each share of the Fund decreases by the amount of the distribution and the market changes (if any) to reflect the payout. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.



QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS



Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free.

Fund Distributions and Tax Issues


IF YOU SELL OR EXCHANGE YOUR SHARES


If you sell any shares of a Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax, unless you hold shares in a qualified or tax-deferred plan or account. The
                                                        amount of tax you pay
                                                        depends on how long you
                                                        owned your shares and
                                                        when you bought them. If
                                                        you sell shares of a
                                                        Fund for a loss, you may
have a capital loss, which you may use to offset certain capital gains you have.



    If you sell shares of a Fund and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of a Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.



    Exchanging your shares of a Fund for the shares of another Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.


    Any gain or loss you may have from selling or exchanging Fund shares will not be reported on the Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.
AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.


STRATEGIC PARTNERS ASSET ALLOCATION FUNDS [PHONE ICON] (800) 225-1852

-------------------------------------------------------                       44
[RECEIPT FROM SALE GRAPHIC]
-------------------------------------------------------

How to Buy, Sell and
Exchange Shares of the Funds

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Funds for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852, or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101


    You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares.


STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Funds, although Class Z shares are available only to a limited group of investors.

    Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.

    When choosing a share class, you should consider the following:

    - The amount of your investment


    - The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, the fees will increase the cost of

How to Buy, Sell and
Exchange Shares of the Funds


your investment and may cost you more than paying other types of sales charges


    - The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC

    - Whether you qualify for any reduction or waiver of sales charges


    - The fact that, if you are purchasing Class B shares in an amount of $100,000 or more, you should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances


    - The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

    - Whether you qualify to purchase Class Z shares.

    See "How to Sell Your Shares" for a description of the impact of CDSCs.

Share Class Comparison. Use this chart to help you compare the Funds' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


 -------------------------------------------------------------------------------------
                          CLASS A           CLASS B          CLASS C           CLASS Z
 Minimum purchase         $1,000            $1,000           $2,500            None
   amount(1)
 Minimum amount for       $100              $100             $100              None
   subsequent
   purchases(1)
 Maximum initial sales    5% of the public  None             1% of the public  None
   charge                 offering price                     offering
                                                             price(2)
 Contingent Deferred      None              If sold during:  1% on sales made  None
   Sales Charge                             Year 1 5%        within 18 months
   (CDSC)(3)                                Year 2 4%        of purchase(2)
                                            Year 3 3%
                                            Year 4 2%
                                            Years 5/6 1%
                                            Year 7 0%
 Annual distribution and  .30 of 1% (.25    1%               1%                None
   service (12b-1) fees   of 1% currently)
   shown as a percentage
   of average net
   assets(4)
 -------------------------------------------------------------------------------------



STRATEGIC PARTNERS ASSET ALLOCATION FUNDS [PHONE ICON] (800) 225-1852

How to Buy, Sell and
Exchange Shares of the Funds

1 The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder
  Services--Automatic Investment Plan."


2 1.01% of the net amount invested.



3 For more information about the CDSC and how it is calculated, see "How to Sell
  Your Shares--Contingent Deferred Sales Charge (CDSC)."


4 These distribution and service fees are paid from each Fund's assets on a continuous basis. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee). Class B and Class C shares pay a distribution fee (in addition to the service fee) of .75 of 1%. For the fiscal year ending July 31, 2002, the Distributor of the Funds has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of each Fund's Class A shares.


REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.

 --------------------------------------------------------------------------------
                               SALES CHARGE AS %   SALES CHARGE AS %       DEALER
 AMOUNT OF PURCHASE            OF OFFERING PRICE  OF AMOUNT INVESTED  REALLOWANCE
 LESS THAN $25,000                         5.00%               5.26%        4.75%
 $25,000 TO $49,999                        4.50%               4.71%        4.25%
 $50,000 TO $99,999                        4.00%               4.17%        3.75%
 $100,000 TO $249,999                      3.25%               3.36%        3.00%
 $250,000 TO $499,999                      2.50%               2.56%        2.40%
 $500,000 TO $999,999                      2.00%               2.04%        1.90%
 $1 MILLION AND ABOVE*                      none                none         none
 --------------------------------------------------------------------------------

* If you invest $1 million or more, you can buy only Class A shares unless you qualify to buy Class Z shares.

     To satisfy the purchase amounts above, you can:

    - Invest with an eligible group of related investors


    - Buy Class A shares of two or more Strategic Partners mutual funds at the same time



    - Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the value of Strategic Partners mutual fund shares that you already own, (2) the value of money market shares you have received for shares of those funds in an exchange transaction, and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of

How to Buy, Sell and
Exchange Shares of the Funds


      purchase if you qualify for Rights of Accumulation). In addition, if you owned Class A shares of the Funds on September 4, 2001, these shares may help you qualify for subsequent purchases of Class A shares of Prudential mutual funds at reduced sales charges. Class A shares of the Funds purchased after September 4, 2001, however, do not enable you to qualify for reduced sales charges on purchases of Class A shares of Prudential mutual funds.



    - Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in a Fund and other Strategic Partners mutual funds within 13 months. If you enter into a Letter of Intent on or after September 4, 2001, the Letter may be satisfied only with shares of Strategic Partners mutual funds (including the Funds). If you entered into a Letter of Intent before September 4, 2001, however, you may satisfy the Letter by purchasing shares of the Funds, Strategic Partners Style Specific Funds and Prudential mutual funds, but not with other Strategic Partners mutual funds.



    The Distributor may reallow Class A's sales charge to dealers.



Benefit Plans. Benefit Plans can avoid Class A's initial sales charge if the Benefit Plan has existing assets of at least $1 million or 250 eligible employees or participants. For these purposes, a Benefit Plan is a pension, profit-sharing or other employee benefit plan qualified under Section 401 of the Internal Revenue Code, a deferred compensation or annuity plan under Sections 403(b) and 457 of the Internal Revenue Code, a rabbi trust or a nonqualified deferred compensation plan.



Mutual Fund Programs. Waivers are also available to investors in certain programs sponsored by brokers, investment advisers and financial planners who have agreements with the Funds' Distributor relating to:


    - Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services; or

    - Mutual fund "supermarket" programs where the sponsor links its client's accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.


STRATEGIC PARTNERS ASSET ALLOCATION FUNDS [PHONE ICON] (800) 225-1852

How to Buy, Sell and
Exchange Shares of the Funds

    Broker-dealers, investments advisors or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in a Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


Other Types of Investors. Other investors pay no sales charge, including certain officers, employees or agents of the Manager and its affiliates, investment advisers of Strategic Partners mutual funds and registered representatives and employees of brokers that have entered into a dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."


WAIVING CLASS C'S INITIAL SALES CHARGE


Benefit Plans. Benefit Plans (as defined above) may purchase Class C shares without the initial sales charge.



Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company. These purchases must be made within 60 days of the redemption. This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify your broker, who may require any supporting documentation they consider appropriate.


QUALIFYING FOR CLASS Z SHARES


Class Z shares of a Fund can be purchased by any of the following:



    - Any Benefit Plan, as defined above, and certain nonqualified plans, provided the Benefit Plan--in combination with other plans sponsored by the same employer or group of related employers--has at least $50 million in defined contribution assets,



    - Current and former Trustees of the Trust, and



    - The Manager or an investment adviser or one of their respective affiliates, with an investment of $10 million or more.

How to Buy, Sell and
Exchange Shares of the Funds


    In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.



CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS


If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

    When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."


STRATEGIC PARTNERS ASSET ALLOCATION FUNDS [PHONE ICON] (800) 225-1852

How to Buy, Sell and
Exchange Shares of the Funds

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of a Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation:
                                         it's the total value of the Fund
                                         (assets minus liabilities) divided by
                                         the total number of shares outstanding.
                                         For example, if the value of the
                                         investments held by fund XYZ (minus its
                                         liabilities) is $1,000 and there are
                                         100 shares of fund XYZ owned by
                                         shareholders, the price of one share of
                                         the fund--or the NAV--is $10 ($1,000
                                         divided by 100). Portfolio securities
                                         are valued based upon market quotations
                                         or, if not readily available, at fair
                                         value as determined in good faith under
                                         procedures established by the Trust's
Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the prices of mutual funds daily. To the extent that a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.


    We determine the NAV of our shares once each business day at 4:15 p.m., New York Time, on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on most national holidays and Good Friday. We do not determine the NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of a Fund's portfolio do not materially affect the NAV.

WHAT PRICE WILL YOU PAY FOR SHARES OF A FUND?

For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

51

MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of fund XYZ will increase.

How to Buy, Sell and
Exchange Shares of the Funds

STEP 4: ADDITIONAL SHAREHOLDER SERVICES

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, each Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

Automatic Investment Plan. You can make regular purchases of a Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.


The PruTector Program. Optional group term life insurance--which protects the value of your Fund investment for your beneficiaries against market declines--is available to Fund investors who initially purchased their shares through Prudential on or before September 4, 2001. This coverage is not available for Fund investors who initially acquired their shares after September 4, 2001. Eligible investors who apply for PruTector coverage after the initial 6-month enrollment period will need to provide satisfactory evidence of insurability. This insurance is subject to other restrictions and is not available in all states. Please note, Strategic Partners Opportunity Funds do not participate in the PruTector Program.


Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly or quarterly, semi-annual or annual redemption checks. Remember, sales of Class B and Class C shares may be subject to a CDSC.


STRATEGIC PARTNERS ASSET ALLOCATION FUNDS [PHONE ICON] (800) 225-1852

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How to Buy, Sell and
Exchange Shares of the Funds


Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semiannual report, which contain important financial information about your Fund. To reduce Fund expenses, we will send one annual shareholder report, one semiannual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.


HOW TO SELL YOUR SHARES

You can sell your shares of a Fund for cash (in the form of a check, by wire or by electronic deposit to your bank account) at any time, subject to certain restrictions.


    When you sell shares of a Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:15 p.m. New York Time to process the sale on that day. Otherwise contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101


    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.


RESTRICTIONS ON SALES


There are certain times when you may not be able to sell shares of a Fund, or when we may delay paying you the proceeds from a sale. To the extent permitted by the Securities and Exchange Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see

How to Buy, Sell and
Exchange Shares of the Funds

the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."


    If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible financial institution" if:



    - You are selling more than $100,000 of shares,



    - You want the redemption proceeds made payable to someone that is not in our records,



    - You want the redemption proceeds sent to some place that is not in our records, or



    - You are a business or a trust.



    An "eligible financial institution" includes any bank, broker-dealer, or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."


CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

    - Amounts representing shares you purchased with reinvested dividends and distributions


    - Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares (five years for Class B shares purchased before January 22, 1990) and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998).


    - Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares).

    Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.

    Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


STRATEGIC PARTNERS ASSET ALLOCATION FUNDS [PHONE ICON] (800) 225-1852

How to Buy, Sell and
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    As we noted before in the "Share Class Comparison" chart, the CDSC for Class
B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase (or one year for Class C shares purchased before November 2, 1998). For both Class B and Class C shares, the
CDSC is calculated using the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES

The CDSC will be waived if the Class B shares are sold:


    - After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,



    - To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and



    - On certain sales effected through a Systematic Withdrawal Plan.


    For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES


Benefit Plans. The CDSC will be waived for redemptions from Benefit Plans holding shares through a broker for which the broker provides administrative or recordkeeping services.

How to Buy, Sell and
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REDEMPTION IN KIND

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of a Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Funds' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS


To sell shares and receive a distribution from a retirement plan or account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and accounts and you must submit a withholding form with your request to avoid delay. If your retirement plan or account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.



STRATEGIC PARTNERS ASSET ALLOCATION FUNDS [PHONE ICON] (800) 225-1852

How to Buy, Sell and
Exchange Shares of the Funds

HOW TO EXCHANGE YOUR SHARES


You can exchange your shares of a Fund for shares of the same class in any other Strategic Partners mutual funds, as well as shares of certain money market funds, if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of a Fund for Class A shares of another Strategic Partners mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Shares of a Fund also may be exchanged into Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.


    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101

    There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase or one year for Class C shares purchased before November 2, 1998, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted for purposes of calculating the required holding period for CDSC liability.


    Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."


FREQUENT TRADING


Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage a Fund's investments. When market timing occurs, a Fund may

How to Buy, Sell and
Exchange Shares of the Funds


have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so a Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash a Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Trust reserves the right to refuse purchase orders and exchanges into each Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading. The Trust will notify a market timer of rejection of an exchange or purchase order. If the Trust allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.



TELEPHONE REDEMPTIONS OR EXCHANGES



You may redeem or exchange your shares in any amount by calling the Funds at
(800) 225-1852 before 4:15 p.m., New York time. You will receive a redemption or exchange amount based on that day's NAV.



    The Funds' Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. A Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If a Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.



    In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.



    The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Funds.



EXPEDITED REDEMPTION PRIVILEGE



If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by a Fund prior to 4:15 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.



STRATEGIC PARTNERS ASSET ALLOCATION FUNDS [PHONE ICON] (800) 225-1852

Financial Highlights

The financial highlights will help you evaluate each Fund's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of that particular Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.


    A copy of each Fund's annual report is available, upon request at no charge, as described on the back cover of this prospectus.


CONSERVATIVE GROWTH FUND: CLASS A SHARES


The financial highlights were audited by PricewaterhouseCoopers, LLP, whose report was unqualified.



 CLASS A SHARES (FISCAL YEARS ENDED 7-31)
 PER SHARE OPERATING PERFORMANCE(4)                             2001        2000     1999(1)
 -------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                         $11.06      $10.36      $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                           .37         .37         .19
 Net realized and unrealized gain (loss) on investments and
  foreign currencies                                            (.30)        .82         .35
 TOTAL FROM INVESTMENT OPERATIONS                                .07        1.19         .54
 -------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income                           (.36)       (.37)       (.18)
 Distributions from net realized capital gains                  (.82)       (.12)         --
 TOTAL DIVIDENDS AND DISTRIBUTIONS                             (1.18)       (.49)       (.18)
 NET ASSET VALUE, END OF PERIOD                                $9.95      $11.06      $10.36
 TOTAL RETURN(2)                                                1.00%      11.73%       5.34%
 -------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 -------------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)                             $16,760     $14,514     $ 9,097
 Average net assets (000)                                    $15,985     $12,535     $ 6,157
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution and service (12b-1) fees      1.72%       1.73%       1.92%(3)
 Expenses, excluding distribution and service (12b-1) fees      1.47%       1.48%       1.67%(3)
 Net investment income                                          3.61%       3.46%       2.69%(3)
 For Class A, B, C and Z shares:
 Portfolio turnover                                              334%        244%        180%


1 Information shown is for the period 11-18-98 (when Class A shares were first offered) through 7-31-99.


2 Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.


3 Annualized.


4 Calculated based upon weighted average shares outstanding during the period.

Financial Highlights

CLASS B SHARES


The financial highlights were audited by PricewaterhouseCoopers, LLP, whose report was unqualified.



 CLASS B SHARES (FISCAL YEARS ENDED 7-31)
 PER SHARE OPERATING PERFORMANCE(4)                             2001        2000     1999(1)
 -------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                         $11.05      $10.35      $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                           .29         .29         .14
 Net realized and unrealized gain (loss) on investments and
  foreign currencies                                            (.29)        .82         .34
 TOTAL FROM INVESTMENT OPERATIONS                                 --        1.11         .48
 -------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income                           (.30)       (.29)       (.13)
 Distributions from net realized capital gains                  (.82)       (.12)         --
 TOTAL DIVIDENDS AND DISTRIBUTIONS                             (1.12)       (.41)       (.13)
 NET ASSET VALUE, END OF PERIOD                                $9.93      $11.05      $10.35
 TOTAL RETURN(2)                                                 .34%      10.89%       4.77%
 -------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 -------------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)                             $62,177     $43,838     $30,235
 Average net assets (000)                                    $52,433     $36,574     $19,308
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution and service (12b-1) fees      2.47%       2.48%       2.67%(3)
 Expenses, excluding distribution and service (12b-1) fees      1.47%       1.48%       1.67%(3)
 Net investment income                                          2.84%       2.71%       1.94%(3)


1 Information is shown for the period 11-18-98 (when Class B shares were first offered) through 7-31-99.


2 Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.


3 Annualized.


4 Calculated based upon weighted average shares outstanding during the period.



STRATEGIC PARTNERS ASSET ALLOCATION FUNDS [PHONE ICON] (800) 225-1852

Financial Highlights

CLASS C SHARES


The financial highlights were audited by PricewaterhouseCoopers, LLP, whose report was unqualified.



 CLASS C SHARES (FISCAL YEARS ENDED 7-31)
 PER SHARE OPERATING PERFORMANCE(4)                             2001        2000     1999(1)
 -------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                         $11.05      $10.35      $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                           .29         .28         .14
 Net realized and unrealized gain (loss) on investments and
  foreign currencies                                            (.29)        .83         .34
 TOTAL FROM INVESTMENT OPERATIONS                                 --        1.11         .48
 -------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income                           (.30)       (.29)       (.13)
 Distributions from net realized capital gains                  (.82)       (.12)         --
 TOTAL DIVIDENDS AND DISTRIBUTIONS                             (1.12)       (.41)       (.13)
 NET ASSET VALUE, END OF PERIOD                                $9.93      $11.05      $10.35
 TOTAL RETURN(2)                                                 .34%      10.89%       4.77%
 -------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 -------------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)                             $14,626     $11,301     $14,035
 Average net assets (000)                                    $12,763     $12,954     $12,039
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution and service (12b-1) fees      2.47%       2.48%       2.67%(3)
 Expenses, excluding distribution and service (12b-1) fees      1.47%       1.48%       1.67%(3)
 Net investment income                                          2.84%       2.63%       1.91%(3)


1 Information shown is for the period 11-18-98 (when Class C shares were first offered) through 7-31-99.


2 Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.


3 Annualized.


4 Calculated based upon weighted average shares outstanding during the period.

Financial Highlights

CLASS Z SHARES


The financial highlights were audited by PricewaterhouseCoopers, LLP, whose report was unqualified.




 CLASS Z SHARES (FISCAL YEARS ENDED 7-31)

 PER SHARE OPERATING PERFORMANCE(4)                              2001        2000     1999(1)
 --------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                          $11.05      $10.37      $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                            .38         .35         .21
 Net realized and unrealized gain (loss) on investments and
  foreign currencies                                             (.28)        .85         .35
 TOTAL FROM INVESTMENT OPERATIONS                                 .10        1.20         .56
 --------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income                            (.38)       (.40)       (.19)
 Distributions from net realized capital gains                   (.82)       (.12)         --
 TOTAL DIVIDENDS AND DISTRIBUTIONS                              (1.20)       (.52)       (.19)
 NET ASSET VALUE, END OF PERIOD                                 $9.95      $11.05      $10.37
 TOTAL RETURN(2)                                                 1.30%      11.84%       5.58%
 --------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 --------------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)                              $ 1,432     $   471     $20,843
 Average net assets (000)                                     $   949     $12,534     $38,460
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution and service (12b-1) fees       1.47%       1.48%       1.67%(3)
 Expenses, excluding distribution and service (12b-1) fees       1.47%       1.48%       1.67%(3)
 Net investment income                                           3.78%       3.30%       2.89%(3)


1 Information shown is for the period 11-18-98 (when Class Z shares were first offered) through 7-31-99.


2 Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.


3 Annualized.


4 Calculated based upon weighted average shares outstanding during the period.



STRATEGIC PARTNERS ASSET ALLOCATION FUNDS [PHONE ICON] (800) 225-1852

Financial Highlights

MODERATE GROWTH FUND: CLASS A SHARES


The financial highlights were audited by PricewaterhouseCoopers, LLP, whose report was unqualified.




 CLASS A SHARES (FISCAL YEARS ENDED 7-31)

 PER SHARE OPERATING PERFORMANCE(4)                             2001        2000     1999(1)
 -------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                         $12.03      $10.86      $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                           .24         .26         .12
 Net realized and unrealized gain (loss) on investments and
  foreign currencies                                            (.83)       1.25         .83
 TOTAL FROM INVESTMENT OPERATIONS                               (.59)       1.51         .95
 -------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income                           (.14)       (.26)       (.09)
 Distributions from net realized capital gains                  (.60)       (.08)         --
 TOTAL DIVIDENDS AND DISTRIBUTIONS                              (.74)       (.34)       (.09)
 NET ASSET VALUE, END OF PERIOD                               $10.70      $12.03      $10.86
 TOTAL RETURN(2)                                               (4.89)%     13.96%       9.47%
 -------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 -------------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)                             $58,517     $48,786     $20,372
 Average net assets (000)                                    $56,627     $34,809     $12,286
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution and service (12b-1) fees      1.54%       1.49%       1.88%(3)
 Expenses, excluding distribution and service (12b-1) fees      1.29%       1.24%       1.63%(3)
 Net investment income                                          2.18%       2.27%       1.59%(3)
 For Class A, B, C and Z shares:
 Portfolio turnover                                              246%        155%         96%


1 Information shown is for the period 11-18-98 (when Class A shares were first offered) through 7-31-99.


2 Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.


3 Annualized.


4 Calculated based on weighted average shares outstanding during the period.

Financial Highlights

CLASS B SHARES


The financial highlights were audited by PricewaterhouseCoopers, LLP, whose report was unqualified.




 CLASS B SHARES (FISCAL YEARS ENDED 7-31)

 PER SHARE OPERATING PERFORMANCE(4)                             2001        2000     1999(1)
 -------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                         $12.01      $10.85      $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                           .16         .17         .06
 Net realized and unrealized gain (loss) on investments and
  foreign currencies                                            (.84)       1.23         .83
 TOTAL FROM INVESTMENT OPERATIONS                               (.68)       1.40         .89
 LESS DISTRIBUTIONS:
 Dividends from net investment income                           (.10)       (.16)       (.04)
 Distributions from net realized capital gains                  (.60)       (.08)         --
 TOTAL DIVIDENDS AND DISTRIBUTIONS                              (.70)       (.24)       (.04)
 NET ASSET VALUE, END OF PERIOD                               $10.63      $12.01      $10.85
 TOTAL RETURN(2)                                               (5.72%)     12.88%       8.99%
 -------------------------------------------------------------------------------------------
 RATIOS/ SUPPLEMENTAL DATA
 -------------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)                            $117,664     $99,950     $58,678
 Average net assets (000)                                   $109,534     $79,855     $36,645
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution and service (12b-1) fees      2.29%       2.24%       2.63%(3)
 Expenses, excluding distribution and service (12b-1) fees      1.29%       1.24%       1.63%(3)
 Net investment income                                          1.43%       1.48%        .85%(3)


1 Information is shown for the period 11-18-98 (when Class B shares were first offered) through 7-31-99.


2 Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.


3 Annualized.


4 Calculated based on weighted average shares outstanding during the period.



STRATEGIC PARTNERS ASSET ALLOCATION FUNDS [PHONE ICON] (800) 225-1852

Financial Highlights

CLASS C SHARES


The financial highlights were audited by PricewaterhouseCoopers, LLP, whose report was unqualified.




 CLASS C SHARES (FISCAL YEARS ENDED 7-31)

 PER SHARE OPERATING PERFORMANCE(4)                             2001        2000     1999(1)
 -------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                         $12.01      $10.85      $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                           .16         .17         .06
 Net realized and unrealized gain (loss) on investments and
  foreign currencies                                            (.84)       1.23         .83
 TOTAL FROM INVESTMENT OPERATIONS                               (.68)       1.40         .89
 LESS DISTRIBUTIONS:
 Dividends from net investment income                           (.10)       (.16)       (.04)
 Distributions from net realized capital gains                  (.60)       (.08)         --
 TOTAL DIVIDENDS AND DISTRIBUTIONS                              (.70)       (.24)       (.04)
 NET ASSET VALUE, END OF PERIOD                               $10.63      $12.01      $10.85
 TOTAL RETURN(2)                                               (5.72%)     12.88%       8.99%
 -------------------------------------------------------------------------------------------
 RATIOS/ SUPPLEMENTAL DATA
 -------------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)                             $34,021     $28,040     $22,375
 Average net assets (000)                                    $30,623     $25,835     $18,346
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution and service (12b-1) fees      2.29%       2.24%       2.63%(3)
 Expenses, excluding distribution and service (12b-1) fees      1.29%       1.24%       1.63%(3)
 Net investment income                                          1.43%       1.44%        .79%(3)


1 Information shown is for the period 11-18-98 (when Class C shares were first offered) through 7-31-99.


2 Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.


3 Annualized.


4 Calculated based on weighted average shares outstanding during the period.

Financial Highlights

CLASS Z SHARES


The financial highlights were audited by PricewaterhouseCoopers, LLP, whose report was unqualified.




 CLASS Z SHARES (FISCAL YEARS ENDED 7-31)

 PER SHARE OPERATING PERFORMANCE(4)                             2001        2000     1999(1)
 -------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                         $12.05      $10.87      $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                           .25         .27         .13
 Net realized and unrealized gain (loss) on investments and
  foreign currencies                                            (.82)       1.27         .84
 TOTAL FROM INVESTMENT OPERATIONS                               (.57)       1.54         .97
 LESS DISTRIBUTIONS:
 Dividends from net investment income                           (.16)       (.28)       (.10)
 Distributions from net realized capital gains                  (.60)       (.08)         --
 TOTAL DIVIDENDS AND DISTRIBUTIONS                              (.76)       (.36)       (.10)
 NET ASSET VALUE, END OF PERIOD                               $10.72      $12.05      $10.87
 TOTAL RETURN(2)                                               (4.75)%     14.18%       9.70%
 -------------------------------------------------------------------------------------------
 RATIOS/ SUPPLEMENTAL DATA
 -------------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)                             $ 4,272     $ 1,348     $13,578
 Average net assets (000)                                    $ 2,685     $ 4,102     $21,914
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution and service (12b-1) fees      1.29%       1.24%       1.63%(3)
 Expenses, excluding distribution and service (12b-1) fees      1.29%       1.24%       1.63%(3)
 Net investment income                                          2.39%       2.11%       1.68%(3)


1 Information shown is for the period 11-18-98 (when Class Z shares were first offered) through 7-31-99.


2 Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.


3 Annualized.


4 Calculated based on weighted average shares outstanding during the period.



STRATEGIC PARTNERS ASSET ALLOCATION FUNDS [PHONE ICON] (800) 225-1852

Financial Highlights

HIGH GROWTH FUND: CLASS A SHARES


The financial highlights were audited by PricewaterhouseCoopers, LLP, whose report was unqualified.



 CLASS A SHARES (FISCAL YEARS ENDED 7-31)
 PER SHARE OPERATING PERFORMANCE(4)                           2001        2000       1999(1)
 -------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                         $12.95      $11.52      $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                         --(5)       --(5)       --(5)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                (1.27)       2.14        1.52
 TOTAL FROM INVESTMENT OPERATIONS                              (1.27)       2.14        1.52
 -------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends in excess of net investment income                     --        (.43)         --
 Distributions from net realized capital gains                  (.98)       (.28)         --
 TOTAL DIVIDENDS AND DISTRIBUTIONS                              (.98)       (.71)         --
 NET ASSET VALUE, END OF PERIOD                               $10.70      $12.95      $11.52
 TOTAL RETURN(2)                                              (10.09)%     18.99%      15.20%
 -------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 -------------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)                             $39,528     $35,678     $21,248
 Average net assets (000)                                    $39,128     $27,528     $10,442
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution fees and service (12b-1)
  fees                                                          1.64%       1.54%       1.73%(3)
 Expenses, excluding distribution fees and service (12b-1)
  fees                                                          1.39%       1.29%       1.48%(3)
 Net investment income                                           .02%        .01%        .02%(3)
 For Class A, B, C and Z shares:
 Portfolio turnover                                               83%         67%         38%


1 Information shown is for the period 11-18-98 (when Class A shares were first offered) through 7-31-99.


2 Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.


3 Annualized.


4 Calculated based upon weighted average shares outstanding during the period.



5 Less than $.005 per share.

Financial Highlights

CLASS B SHARES


The financial highlights were audited by PricewaterhouseCoopers, LLP, whose report was unqualified.




 CLASS B SHARES (FISCAL YEARS ENDED 7-31)

 PER SHARE OPERATING PERFORMANCE(4)                             2001        2000     1999(1)
 -------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                         $12.86      $11.47      $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                                   (.08)       (.09)       (.05)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                (1.25)       2.12        1.52
 TOTAL FROM INVESTMENT OPERATIONS                              (1.33)       2.03        1.47
 LESS DISTRIBUTIONS:
 Distributions in excess of net investment income                 --        (.36)         --
 Distributions from net realized capital gains                  (.98)       (.28)         --
 TOTAL DIVIDENDS AND DISTRIBUTIONS                              (.98)       (.64)         --
 NET ASSET VALUE, END OF PERIOD                               $10.55      $12.86      $11.47
 TOTAL RETURN(2)                                              (10.66)%     18.13%      14.70%
 -------------------------------------------------------------------------------------------
 RATIOS/ SUPPLEMENTAL DATA
 -------------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)                             $86,941     $79,793     $41,049
 Average net assets (000)                                    $84,949     $60,994     $24,260
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution and service (12b-1) fees      2.39%       2.29%       2.48%(3)
 Expenses, excluding distribution and service (12b-1) fees      1.39%       1.29%       1.48%(3)
 Net investment income (loss)                                   (.72)%      (.71)%      (.70)%(3)


1 Information is shown for the period 11-18-98 (when Class B shares were first offered) through 7-31-99.


2 Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.



3 Annualized.



4 Calculated based upon weighted average shares outstanding during the period.



STRATEGIC PARTNERS ASSET ALLOCATION FUNDS [PHONE ICON] (800) 225-1852

Financial Highlights

CLASS C SHARES


The financial highlights were audited by PricewaterhouseCoopers, LLP, whose report was unqualified.




 CLASS C SHARES (FISCAL YEARS ENDED 7-31)

 PER SHARE OPERATING PERFORMANCE(4)                            2001        2000     1999(1)
 ------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                        $12.86      $11.47      $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                                  (.08)       (.09)       (.05)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                               (1.25)       2.12        1.52
 TOTAL FROM INVESTMENT OPERATIONS                             (1.33)       2.03        1.47
 LESS DISTRIBUTIONS:
 Distributions in excess of net investment income                --        (.36)         --
 Distributions from net realized capital gains                 (.98)       (.28)         --
 TOTAL DIVIDENDS AND DISTRIBUTIONS                             (.98)       (.64)         --
 NET ASSET VALUE, END OF PERIOD                              $10.55      $12.86      $11.47
 TOTAL RETURN(2)                                             (10.66)%     18.13%      14.70%
 ------------------------------------------------------------------------------------------
 RATIOS/ SUPPLEMENTAL DATA
 ------------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)                            $36,507     $31,636     $19,914
 Average net assets (000)                                   $35,387     $26,413     $15,204
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution and service (12b-1) fees     2.39%       2.29%       2.48%(3)
 Expenses, excluding distribution and service (12b-1) fees     1.39%       1.29%       1.48%(3)
 Net investment income (loss)                                  (.73)%      (.73)%      (.75)%(3)


1 Information shown is for the period 11-18-98 (when Class C shares were first offered) through 7-31-99.


2 Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.



3 Annualized.



4 Calculated based upon weighted average shares outstanding during the period.

Financial Highlights

CLASS Z SHARES


The financial highlights were audited by PricewaterhouseCoopers, LLP, whose report was unqualified.




 CLASS Z SHARES (FISCAL YEARS ENDED 7-31)

 PER SHARE OPERATING PERFORMANCE(4)                             2001        2000     1999(1)
 -------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                         $12.98      $11.56      $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                           .03         .02         .02
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                (1.26)       2.14        1.54
 TOTAL FROM INVESTMENT OPERATIONS                              (1.23)       2.16        1.56
 LESS DISTRIBUTIONS:
 Dividends in excess of net investment income                     --        (.46)         --
 Distributions from net realized capital gains                  (.98)       (.28)         --
 TOTAL DIVIDENDS AND DISTRIBUTIONS                              (.98)       (.74)         --
 NET ASSET VALUE, END OF PERIOD                               $10.77      $12.98      $11.56
 TOTAL RETURN(2)                                               (9.74)%     19.23%      15.60%
 -------------------------------------------------------------------------------------------
 RATIOS/ SUPPLEMENTAL DATA
 -------------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)                             $ 3,413     $ 1,318     $36,413
 Average net assets (000)                                    $ 2,270     $25,793     $45,999
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution and service (12b-1) fees      1.39%       1.29%       1.48%(3)
 Expenses, excluding distribution and service (12b-1) fees      1.39%       1.29%       1.48%(3)
 Net investment income                                           .23%        .12%        .21%(3)


1 Information shown is for the period 11-18-98 (when Class Z shares were first offered) through 7-31-99.


2 Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.



3 Annualized.



4 Calculated based upon weighted average shares outstanding during the period.



STRATEGIC PARTNERS ASSET ALLOCATION FUNDS [PHONE ICON] (800) 225-1852

The Strategic Partners


Mutual Fund Family



Strategic Partners offers a variety of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the applicable prospectus carefully before you invest or send money.



Strategic Partners Asset Allocation   Funds



   Strategic Partners Conservative   Growth Fund



   Strategic Partners Moderate   Growth Fund



   Strategic Partners High Growth   Fund



Strategic Partners Opportunity Funds



   Strategic Partners Focused Growth   Fund



   Strategic Partners New Era Growth   Fund



   Strategic Partners Focused Value   Fund



Strategic Partners Style Specific   Funds



   Strategic Partners Large   Capitalization Growth Fund



   Strategic Partners Large   Capitalization Value Fund



   Strategic Partners Small   Capitalization Growth Fund



   Strategic Partners Small   Capitalization Value Fund



   Strategic Partners International   Equity Fund



   Strategic Partners Total Return Bond   Fund

                                      Notes

STRATEGIC PARTNERS ASSET ALLOCATION FUNDS [PHONE ICON] (800) 225-1852

                                      Notes

                                      Notes

STRATEGIC PARTNERS ASSET ALLOCATION FUNDS [PHONE ICON] (800) 225-1852

                                      Notes

                                      Notes

STRATEGIC PARTNERS ASSET ALLOCATION FUNDS [PHONE ICON] (800) 225-1852

                                      Notes

For More Information


Please read this prospectus before you invest in the Funds and keep it for future reference. For information or shareholder questions contact PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact
PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 8310
PHILADELPHIA, PA 19101
(800) 778-8769

Visit our website at
WWW.STRATEGICPARTNERS.COM

Additional information about the Trust can be obtained without charge and can be found in the following documents
STATEMENT OF ADDITIONAL INFORMATION (SAI)
(incorporated by reference into this prospectus)

ANNUAL REPORT
(contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year) SEMI-ANNUAL REPORT



You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows

BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST
publicinfo@sec.gov
(The SEC charges a fee to copy documents)

IN PERSON
Public Reference Room in Washington, DC
(For hours of operation, call 1(202) 942-8090

VIA THE INTERNET
on the EDGAR Database at http://www.sec.gov

                                   CUSIP       NASDAQ
                                  NUMBERS      SYMBOLS
Conservative Growth Fund
    Class A:                     86276X103      PCGAX
    Class B:                     86276X202      PBCFX
    Class C:                     86276X301      PCCFX
    Class Z:                     86276X400      PDCZF
Moderate Growth Fund
    Class A:                     86276X889      PAMGX
    Class B:                     86276X871      DMGBX
    Class C:                     86276X863      PIMGX
    Class Z:                     86276X855      PDMZX
High Growth Fund
    Class A:                     86276X509      PHGAX
    Class B:                     86276X608      PIHGX
    Class C:                     86276X707      PHGCX
    Class Z:                     86276X806      PDHZX


Investment Company Act File No. 811-08915


                                                [LOGO] Printed on Recycled Paper

                   STRATEGIC PARTNERS ASSET ALLOCATION FUNDS


                      Statement of Additional Information

                                October 1, 2001



     Strategic Partners Asset Allocation Funds (formerly Prudential Diversified Funds) (the Trust) is an open-end, management investment company currently composed of three separate investment portfolios (the Funds) professionally managed by Prudential Investments Fund Management LLC (PIFM or the Manager). Each Fund benefits from discretionary advisory services provided by several highly regarded subadvisers (each, an Adviser, collectively, the Advisers) identified, retained, supervised and compensated by the Manager. The Trust consists of the following three Funds:



     - Strategic Partners Conservative Growth Fund (formerly Prudential Diversified Conservative Growth Fund) (the Conservative Growth Fund)


     - Strategic Partners Moderate Growth Fund (formerly Prudential Diversified Moderate Growth Fund) (the Moderate Growth Fund)


     - Strategic Partners High Growth Fund (formerly Prudential Diversified High Growth Fund) (the High Growth Fund)


     The Trust's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


     This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Trust's Prospectus dated October 1, 2001, a copy of which may be obtained at no charge from the Trust upon request at the address or telephone number noted above. The Trust's audited financial statements for the fiscal year ended July 31, 2001 are incorporated in this SAI by reference to the Trust's 2001 annual reports to shareholders (File No. 811-08915). You may obtain a copy of the Trust's annual reports at no charge by request to the Trust at the address or telephone number noted above.


                               TABLE OF CONTENTS


                                                              PAGE
                                                              -----
History of the Trust........................................  B-2
Description of the Funds, Their Investments and Risks.......  B-2
Investment Restrictions.....................................  B-32
Management of the Trust.....................................  B-33
Control Persons and Principal Holders of Securities.........  B-38
Investment Advisory and Other Services......................  B-40
Brokerage Allocation and Other Practices....................  B-47
Capital Shares, Other Securities and Organization...........  B-50
Purchase, Redemption and Pricing of Fund Shares.............  B-51
Shareholder Investment Account..............................  B-62
Net Asset Value.............................................  B-66
Taxes, Dividends and Distributions..........................  B-67
Performance Information.....................................  B-70
Financial Statements........................................  B-72
Appendix I -- Description of Security Ratings...............  I-1
Appendix II -- Historical Performance Data..................  II-1
Appendix III -- General Investment Information..............  III-1
-------------------------------------------------------------------



MFSP504B

                              HISTORY OF THE TRUST


     The Trust was organized as a Delaware business trust on July 29, 1998 under the name "Prudential Diversified Funds." On September 4, 2001, the Trust amended its Certificate of Trust, changing its name to "Strategic Partners Asset Allocation Funds."


             DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS


CLASSIFICATION




     The Trust is an open-end management investment company. Each of the Funds is classified as a diversified fund.


INVESTMENT STRATEGIES AND RISKS.


     The investment objectives of the Funds and the principal investment policies and strategies for seeking to achieve the Funds' objectives are set forth in the Trust's Prospectus. This section provides additional information on the principal investment policies and strategies of the Funds, as well as information on certain non-principal investment policies and strategies. The Funds may not be successful in achieving their respective objectives and you could lose money.

U.S. GOVERNMENT SECURITIES


     Each Fund may invest in U.S. government securities.



     U.S. TREASURY SECURITIES. U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.



     OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government include, but are not limited to, GNMA, FNMA and FHLMC securities. Obligations of GNMA, the Federal Housing Administration, Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Trust must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Such securities include obligations issued by the Student Loan Marketing Association (SLMA), FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to such entities. GNMA, FNMA and FHLMC may also issue collateralized mortgage obligations.



     STRIPPED U.S. GOVERNMENT SECURITIES. A Fund may invest in component parts of U.S. government securities, namely either the corpus (principal) of such obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; and (3) book-entries at a Federal Reserve member bank representing ownership of obligation components.



     MORTGAGE-RELATED SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. A Fund may invest in mortgage backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, e.g., GNMA, FNMA and FHLMC certificates where the U.S. government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities. However, these guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do these guarantees extend to the yield or value of a Fund's shares. See "Mortgage-Backed Securities and Asset Backed Securities" below.

     Mortgages backing the securities that may be purchased by a Fund include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, fifteen-year mortgages, adjustable rate mortgages and balloon payment mortgages. A balloon payment mortgage backed security is an amortized mortgage security with installments of principal and interest, the last installment of which is predominantly principal. All of these mortgages can be used to create "pass-through securities." A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an undivided mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment.



     In addition to GNMA, FNMA or FHLMC certificates through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, a Fund may also invest in mortgage pass-through securities issued by the U.S. government or its agencies and instrumentalities, commonly referred to as mortgage-backed security strips or MBS strips. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.



     During periods of declining interest rates, prepayment of mortgages underlying mortgage backed securities can be expected to accelerate. When mortgage obligations are prepaid, a Fund reinvests the prepaid amounts in securities, the yields on which reflect interest rates prevailing at that time. Therefore, a Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages are reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium generally will result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.



     ZERO COUPON SECURITIES. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.



     SPECIAL CONSIDERATIONS. Fixed-income U.S. government securities are considered among the most creditworthy of fixed income investments. The yields available from U.S. government securities are generally lower than the yields available from corporate debt securities. The values of U.S. government securities will change as interest rates fluctuate. To the extent U.S. government securities are not adjustable rate securities, these changes in value in response to changes in interest rates generally will be more pronounced. During periods of falling interest rates, the values of outstanding long-term fixed-rate U.S. government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. government securities will not affect investment income from those securities, they may affect the net asset value of a Fund.



     At a time when a Fund has written call options on a portion of its U.S. government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the Fund above the strike price would likely be partially or wholly offset by unrealized losses on call options written by a Fund. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce a Fund's capital gains distribution. Accordingly, a Fund would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities.


CUSTODIAL RECEIPTS


     Each Fund may invest in receipts evidencing the component parts (corpus or coupons) of U.S. government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts include "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS). Each Fund will not invest more than 5% of its net assets in such custodial receipts.



     Custodial receipts held by a third party are not issued or guaranteed by the United States government and are not considered U.S. government securities. Each Fund may also invest in such custodial receipts.


MONEY MARKET INSTRUMENTS


     Each Fund may invest in high-quality money market instruments, including commercial paper of a U.S. or non-U.S. company or foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Money market obligations will be generally U.S. dollar denominated. Commercial paper will be rated, at the time of purchase, at least "A-2" by Standard & Poor's (S&P) or "Prime-2" by Moody's Investors Service (Moody's), or the equivalent by another nationally recognized statistical rating organization (NRSRO) or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least "A" or "A-2" by S&P or "A" or "Prime-2" by Moody's or the equivalent by another NRSRO.

CORPORATE AND OTHER DEBT OBLIGATIONS


     The Conservative Growth and Moderate Growth Funds may each invest in corporate and other debt obligations. These debt securities may have adjustable or fixed rates of interest and in certain instances may be secured by assets of the issuer. Adjustable rate corporate debt securities may have features similar to those of adjustable rate mortgage backed securities, but corporate debt securities, unlike mortgage backed securities, are not subject to prepayment risk other than through contractual call provisions that generally impose a penalty for prepayment. Fixed-rate debt securities may also be subject to call provisions.


     The market value of fixed-income obligations of the Funds will be affected by general changes in interest rates, which will result in increases or decreases in the value of such obligations. The market value of the obligations held by a Fund can be expected to vary inversely with changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.


     Ratings made available by S&P, Moody's and other NRSROs are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, each Adviser will also make its own evaluation of these securities on behalf of a Fund. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.



     MEDIUM- AND LOWER-RATED SECURITIES. The Conservative Growth and Moderate Growth Funds may each invest in medium- (i.e., rated Baa by Moody's or BBB by S&P or the equivalent by another NRSRO) and lower-rated securities (i.e., rated lower than Baa by Moody's or lower than BBB by S&P or the equivalent by another NRSRO). However, neither Fund will purchase a security rated lower than B by Moody's or S&P or the equivalent by another NRSRO. Securities rated Baa by Moody's or BBB by S&P or the equivalent by another NRSRO, although considered investment grade, possess speculative characteristics, including the risk of default, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher-grade bonds.



     Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds" (i.e., securities rated lower than Baa by Moody's or BBB by S&P or the equivalent by another NRSRO), offer a higher current yield than is offered by higher-rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality bonds. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium- and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Advisers, under the supervision of the Manager and the Trustees, in evaluating the creditworthiness of an issue whether rated or unrated, take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

     In addition, the market value of securities in lower-rated categories is more volatile than that of higher-quality securities, and the markets in which medium- and lower-rated or unrated securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for each Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a Fund to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.


     Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline proportionately more than a portfolio consisting of higher-rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.


     Ratings of fixed-income securities represent the rating agency's opinion regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. See Appendix I of this SAI, "Description of Security Ratings."


     Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the Adviser will consider this event in its determination of whether the Fund should continue to hold the securities.

     COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.


     ADJUSTABLE RATE SECURITIES. The Conservative Growth and Moderate Growth Funds may each invest in adjustable rate securities. Adjustable rate securities are debt securities having interest rates that are adjusted or reset at periodic intervals ranging from one month to three years. The interest rate of an adjustable rate security typically responds to changes in general market levels of interest. The interest paid on any particular adjustable rate security is a function of the index upon which the interest rate of that security is based.


     The adjustable rate feature of the securities in which a Fund may invest will tend to reduce sharp changes in a Fund's net asset value in response to normal interest rate fluctuations. As the coupon rates of a Fund's adjustable rate securities are reset periodically, yields of these portfolio securities will reflect changes in market rates and should cause the net asset value of a Fund's shares to fluctuate less dramatically than that of a fund invested in long-term fixed-rate securities. However, while the adjustable rate feature of such securities will tend to limit sharp swings in a Fund's net asset value in response to movements in general market interest rates, it is anticipated that during periods of fluctuations in interest rates, the net asset value of a Fund will fluctuate.

     INFLATION-INDEXED BONDS. The Conservative Growth and Moderate Growth Funds may invest in inflation-indexed bonds issued by governmental entities and corporations. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.


     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

FOREIGN SECURITIES

     The Conservative Growth and Moderate Growth Funds may each invest in foreign equity and debt securities and the High Growth Fund may invest in foreign equity securities, including securities of issuers in emerging market countries.

     A Fund's investments in foreign government securities may include debt securities issued or guaranteed, as to payment of principal and interest, by governments, semi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, the Government Entities) of countries considered stable by an Adviser. A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank, the European Investment Bank and the Asian Development Bank. Debt securities of "semi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of semi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. Foreign government securities also include mortgage-backed securities issued by foreign government entities including semi-governmental entities.

     A Fund may invest in mortgage-backed securities issued or guaranteed by foreign government entities including semi-governmental entities, and Brady Bonds, which are long term bonds issued by government entities in developing countries as part of a restructuring of their commercial loans.

     The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.


     CURRENCY RISKS. Because some of the securities purchased by the Funds are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect a Fund's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of a Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of a Fund's assets denominated in that currency will decrease. Under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), the Funds are required to separately account for the foreign currency component of gains or losses, which will usually be viewed under the Code as items of ordinary and distributable income or loss, thus affecting the Funds' distributable income.


     The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental interpretation, speculation and other economic and political conditions. Although the Funds value their assets daily in U.S. dollars, the Funds will not convert their holdings of foreign currencies to U.S. dollars daily. When a Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers may realize a profit on the difference between the price at which they buy and sell currencies.


     SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES. On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three year transitional period, the euro will coexist with each member state's national currency. By July 1, 2002, the euro is expected to become the sole legal tender of the member states. During the transition period, the Funds will treat the euro as a separate currency from that of any member state.



     The adoption by the member states of the euro will eliminate the substantial currency risk among member states and will likely affect the investment process and considerations of the Advisers. To the extent a Fund holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.



     The medium- to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term ramifications can be expected, such as changes in economic environment and change in behavior of investors, all of which will impact a Fund's investments.


MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES


     MORTGAGE BACKED SECURITIES -- GENERAL. The Conservative Growth and Moderate Growth Funds may each invest in mortgage backed securities. Mortgage backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of mortgage backed securities: (1) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC, described under "U.S. Government Securities" above; (2) those issued by private issuers that represent an interest in or are collateralized by mortgage backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage backed securities without a government guarantee but usually having some form of private credit enhancement. In addition, the Conservative Growth and Moderate Growth Funds may invest in mortgage-related securities issued or guaranteed by foreign, national, state or provincial governmental instrumentalities, including semi-governmental agencies.



     GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Funds purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. The GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed rate level payment mortgage loans; (2) fixed rate graduated payment mortgage loans; (3) fixed rate growing equity mortgage loans;
(4) fixed rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and
(9) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

     FNMA CERTIFICATES. The Federal National Mortgage Association (FNMA) is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly.


     Each FNMA Certificate will entitle the registered holder thereof to receive amounts, representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. government.


     Each FNMA Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed rate level payment mortgage loans; (2) fixed rate growing equity mortgage loans; (3) fixed rate graduated payment mortgage loans;
(4) variable rate California mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed rate mortgage loans secured by multifamily projects.

     FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation (FHLMC) is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the FHLMC Act). Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages. The principal activity of FHLMC consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC Certificates.

     FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

     GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.


     FHLMC CERTIFICATES. FHLMC guarantees to each registered holder of the FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (1) foreclosure sale, (2) payment of a claim by any mortgage insurer or (3) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. government.


     FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a FHLMC Certificate group) purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. An FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.


     The market value of mortgage securities, like other securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.


     ADJUSTABLE RATE MORTGAGE SECURITIES.  Adjustable rate mortgage securities
(ARMs) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMs have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

     The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed rate securities.


     There are two main categories of indexes that serve as benchmarks for periodic adjustments to coupon rates on ARMs; those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indexes include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indexes, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMs issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.



     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) AND MULTICLASS PASS-THROUGH SECURITIES. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs include REMICs.


     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.


     A Fund also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class that, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.



     In reliance on a Securities and Exchange Commission (SEC or Commission) interpretation, a Fund's investments in certain qualifying CMOs, including CMOs that have elected to be treated as REMICs, are not subject to the Investment Company Act of 1940, as amended (the 1940 Act), limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers, that (1) invest primarily in mortgage-backed securities, (2) do not issue redeemable securities, (3) operate under general exemptive orders exempting them from all provisions of the 1940 Act and (4) are not registered or regulated under the 1940 Act as investment companies. To the extent that a Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities, may not invest more than 5% of its total assets in a single entity, and may not acquire more than 3% of the voting securities of any single such entity.



     STRIPPED MORTGAGE BACKED SECURITIES. Stripped mortgage backed securities or MBS strips are derivative multiclass mortgage securities. In addition to MBS strips issued by agencies or instrumentalities of the U.S. government, a Fund may purchase MBS strips issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. See "U.S. Government Securities--Mortgage Related Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities" above.


     ASSET-BACKED SECURITIES. The Conservative Growth and Moderate Growth Funds may each invest in asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, have been securitized in pass-through structures similar to the mortgage pass-through structures or in a pay-through structure similar to the CMO structure. A Fund may invest in these and other types of asset-backed securities that may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage backed securities. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.

     TYPES OF CREDIT ENHANCEMENT. Mortgage backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support that fall into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to seek to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default seeks to ensure ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. A Fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.



     RISK FACTORS RELATING TO INVESTING IN MORTGAGE BACKED AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage backed and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Moreover, slower than expected prepayments may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally lead to increased volatility of net asset value because they tend to fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities. A Fund may invest a portion of its assets in derivative mortgage backed securities such as MBS Strips, which are highly sensitive to changes in prepayment and interest rates. Each Adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and, in certain circumstances, through hedging techniques.



     In addition, mortgage backed securities that are secured by manufactured (mobile) homes and multi-family residential properties, such as GNMA and FNMA certificates, are subject to a higher risk of default than are other types of mortgage backed securities.



     Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage backed securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.


CONVERTIBLE SECURITIES


     Each Fund may invest in convertible securities. A convertible security is typically a bond, debenture, corporate note, preferred stock or other similar security that may be converted at a stated price within a specified period of time into a specified number of shares of common stock or other equity securities of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities also include preferred stocks, which technically are equity securities.

     In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying common stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

LOAN PARTICIPATIONS


     Each of the Conservative Growth and Moderate Growth Funds may invest up to 5% of its net assets in high quality participation interests having remaining maturities not exceeding one year in loans extended by banks to United States and foreign companies. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan. The loan agreement among the corporate borrower and the co-lenders identifies the agent bank as well as sets forth the rights and duties of the parties. The agreement often (but not always) provides for the collateralization of the corporate borrower's obligations thereunder and includes various types of restrictive covenants that must be met by the borrower.


     The participation interests acquired by a Fund may, depending on the transaction, take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. Typically, the Fund will look to the agent bank to collect principal of and interest on a participation interest, to monitor compliance with loan covenants, to enforce all credit remedies, such as foreclosures on collateral, and to notify co-lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. The agent bank in such cases will be qualified to serve as a custodian for a registered investment company such as the Trust. The agent bank is compensated for these services by the borrower pursuant to the terms of the loan agreement.

     When a Fund acts as co-lender in connection with a participation interest or when the Fund acquires a participation interest the terms of which provide that the Fund will be in privity with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks such direct recourse, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower.


     The Funds believe that the principal credit risk associated with acquiring participation interests from a co-lender or another participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of participant rather than a co-lender because it must assume the risk of insolvency of the co-lender from which the participation interest was acquired and that of any person interpositioned between the Fund and the co-lender. However, in acquiring participation interests, the Fund will analyze and evaluate the financial condition of each such co-lender and participant to ensure that the participation interest meets the Fund's high quality standard and will continue to do so as long as it holds a participation. For purposes of a Fund's requirement to maintain diversification for tax purposes, the issuer of a loan participation will be the underlying borrower. In cases where a Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of the loan participation for tax diversification purposes.

     For purposes of each Fund's fundamental investment restriction against investing 25% or more of its total assets in any one industry, a Fund will consider all relevant factors in determining who is the issuer of a loan participation including the credit quality of the underlying borrower, the amount and quality of the collateral, the terms of the loan participation agreement and other relevant agreements (including any intercreditor agreements), the degree to which the credit of such intermediary was deemed material to the decision to purchase the loan participation, the interest environment, and general economic conditions applicable to the borrower and such intermediary.

REPURCHASE AGREEMENTS


     A Fund may enter into repurchase agreements, pursuant to which the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and at a price in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The period of maturity is usually within a day or two of the original purchase, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time a Fund's money is invested in the repurchase agreement. A Fund's repurchase agreements will be collateralized by U.S. government obligations. A Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by a Fund's Adviser. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, a Fund will suffer a loss.



     A Fund may participate in a joint repurchase agreement account with other investment companies managed by Prudential Investments Fund Management LLC
(PIFM) pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of a Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Fund receives the income earned or accrued in the joint account based on the percentage of its investment.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

     Each Fund may each enter into reverse repurchase agreements and the Conservative Growth and Moderate Growth Funds may enter into dollar rolls. The proceeds from such transactions will be used for the clearance of transactions or to take advantage of investment opportunities.

     Reverse repurchase agreements involve sales by a Fund of securities concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities.


     Dollar rolls involve sales by a Fund of securities for delivery in the current month and a simultaneous contract to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction.


     A Fund will segregate with its custodian cash or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities a Fund has sold but is obligated to repurchase under the agreement. If the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund's obligation to repurchase the securities.

     Reverse repurchase agreements and dollar rolls, including covered dollar rolls, are speculative techniques involving leverage and are considered borrowings by a Fund for purposes of the percentage limitations applicable to borrowings. See "Borrowing" below.

INTEREST RATE SWAP TRANSACTIONS

     The Conservative Growth and Moderate Growth Funds may each enter into interest rate swap transactions. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed-rate payments. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund intends to use these transactions as a hedge and not as a speculative investment.


     Each Fund may enter into either asset-based interest rate swaps or liability-based interest rate swaps, depending on whether it is hedging its assets or its liabilities. A Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Since these hedging transactions are entered into for good faith hedging purposes and cash or other liquid assets are segregated, the Manager and the Advisers believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the borrowing restrictions applicable to each Fund. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a custodian that satisfies the requirements of the 1940 Act. To the extent that a Fund enters into interest rate swaps on other than a net basis, the amount segregated will be the full amount of a Fund's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. A Fund will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one NRSRO at the time of entering into such transaction. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.



     The use of interest rate swaps is highly speculative activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared to what it would have been if this investment technique was never used.


     A Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rates swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. This amount will not exceed 5% of a Fund's net assets. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of interest payments that a Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

ILLIQUID SECURITIES


     Each Fund may hold up to 15% of its net assets in illiquid securities. If a Fund were to exceed this limit, the Adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements that have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets (either within or outside of the United States).



     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.



     In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.



     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.



     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Trustees. The Advisers will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Advisers will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (that is, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Adviser; and (2) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. A Fund's investments in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.


     The staff of the Commission has taken the position that purchased over-the-counter (OTC) options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designated to effect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."



     When a Fund enters into interest rate swaps on other than a net basis, the entire amount of the Fund's obligations, if any, with respect to such interest rate swaps will be treated as illiquid. To the extent that a Fund enters into interest rate swaps on a net basis, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be treated as illiquid. The Funds will also treat non-U.S. government POs and IOs as illiquid securities so long as the staff of the Commission maintains its position that such securities are illiquid.


INVESTMENT COMPANY SECURITIES


     The Funds may invest in securities issued by other investment companies that invest in short-term debt securities and that seek to maintain a $1.00 net asset value per share (money market funds). The Funds may also invest in securities issued by other investment companies with similar investment objectives. The Funds may purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country. Securities of other investment companies will be acquired within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses each Fund bears in connection with its own operations.


RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES


     Each Fund may each engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to enhance return. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of foreign currency forward contracts, options, futures contracts and options thereon. A Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. See "Taxes, Dividends and Distributions." If new financial products and risk management techniques are developed, each Fund may use them to the extent consistent with its investment objectives and policies.


     RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES -- GENERAL. Participation in the options and futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If an Adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include
(1) dependence on the Advisor's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for a Fund to maintain "cover" or to segregate assets in connection with hedging transactions.


     OPTIONS TRANSACTIONS. A Fund may purchase and write (that is, sell) put and call options on securities, currencies and financial indexes that are traded on U.S. and foreign securities exchanges or in the OTC market to seek to enhance return or to protect against adverse price fluctuations in securities in its portfolio. These options will be on equity securities, debt securities, aggregates of debt securities, financial indexes (for example, S&P 500) and U.S. government securities. The Funds may also purchase and write put and call options on foreign currencies and foreign currency futures. A Fund may write covered put and call options to attempt to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in price of securities or currencies it intends to purchase. A Fund may also purchase put and call options to offset previously written put and call options of the same series.


     A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or currency subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Fund writes a call option, the Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options a Fund may write.

     A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

     A Fund will write only "covered" options. A written option is covered if, so long as the Fund is obligated under the option, it (1) owns an offsetting position in the underlying security or currency or (2) segregates cash or other liquid assets, in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited. A Fund may only write covered put options to the extent that cover for such options does not exceed 25% of the Fund's net assets. A Fund will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for options and options on futures.

     OPTIONS ON SECURITIES. The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the exercise price or strike price). By writing a call option, the Fund becomes obligated during the term of the option, upon exercise of the option, to deliver the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When a Fund writes a call option, the Fund loses the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     The purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, the Fund becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

     The writer of an option retains the amount of the premium, although this amount may be offset or exceeded, in the case of a covered call option, by an increase and, in the case of a covered put option, by a decline in the market value of the underlying security during the option period.

     A Fund may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Fund may therefore purchase a put option on other carefully selected securities, the values of which the Adviser expects will have a high degree of positive correlation to the values of such portfolio securities. If the Adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the Adviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's investments and therefore the put option may not provide complete protection against a decline in the value of the Fund's investments below the level sought to be protected by the put option.

     A Fund may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire at a time when call options on such securities are not available. The Fund may, therefore, purchase call options on other carefully selected debt securities the values of which the Adviser expects will have a high degree of positive correlation to the values of the debt securities that the Fund intends to acquire. In such circumstances the Fund will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Fund is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Fund.

     A Fund may write options on securities in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Fund's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. A Fund may also buy and write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same segregated collateral is considered "cover" for both the put and the call). In such cases, a Fund will segregate with its Custodian cash or other liquid assets equivalent to the amount, if any, by which the put is "in-the-money, "i.e., the amount by which the exercise price of the put exceeds the current market value of the underlying security. It is contemplated that a Fund's use of straddles will be limited to 5% of the Fund's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Fund's net assets at the time the straddle is written). The writing of a call and a put on the same security at the same stock price where the call and put are covered by different securities is not considered a straddle for the purposes of this limit. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counter-party with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. As such, the value of an OTC option is particularly dependent upon the financial viability of the OTC counterparty. The Trustees will approve a list of dealers with which the Funds may engage in OTC options.



     Exchange traded options generally have a continuous liquid market while OTC options may not. When a Fund writes an OTC option, it generally will be able to close out the OTC options prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Fund will enter into OTC options only with dealers that agree to, and that are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option. With respect to options written by a Fund, the inability to enter into a closing purchase transaction could result in material losses to the Fund.


     OTC options purchased by a Fund will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Fund will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     Each Fund may write only "covered" options. A call option written by the Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional consideration (or for additional consideration segregated by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written; where the exercise price of the call held is greater than the exercise price of the call written, the Fund will segregate cash or other liquid assets with its Custodian. A put option written by the Fund is "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written; otherwise the Fund will segregate cash or other liquid assets with its Custodian equivalent in value to the exercise price of the option. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will segregate with its Custodian for the term of the option cash or other liquid assets having a value equal to or greater than the exercise price of the option. In the case of a straddle written by the Fund, the amount segregated will equal the amount, if any, by which the put is "in-the-money."


     OPTIONS ON GNMA CERTIFICATES. Options on GNMA Certificates are not currently traded on any exchange. However, each Fund may purchase and write such options should they commence trading on any exchange and may purchase or write OTC Options on GNMA certificates.


     Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA

Certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered.


     A GNMA Certificate held by a Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the GNMA Certificate with a GNMA Certificate that represents cover. When the Fund closes its position or replaces the GNMA Certificate, it may realize an unanticipated loss and incur transaction costs.



     RISKS OF OPTIONS TRANSACTIONS. An exchange-traded option position may be closed out only on an exchange that provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some exchange-traded options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs in connection therewith. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.



     Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date, to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures that may interfere with the timely execution of customers' orders.



     In the event of the bankruptcy of a broker through which a Fund engages in options transactions, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by its Adviser.


     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.


     OPTIONS ON SECURITIES INDEXES. Each Fund may purchase and write call and put options on securities indexes in an attempt to hedge against market conditions affecting the value of securities that a Fund owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indexes are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that a Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.



     When a Fund writes an option on a securities index, it will be required to deposit with its custodian, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where a Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.



     Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.



     RISKS OF OPTIONS ON INDEXES. A Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Options Transactions." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.



     Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of each Fund to purchase or write options only on indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.


     The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Fund will not purchase or sell any index option contract unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.


     SPECIAL RISKS OF WRITING CALLS ON INDEXES. Because exercises of index options are settled in cash, a call writer such as a Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund will write call options on indexes only under the circumstances described herein.



     Price movements in a Fund's security holdings probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call that is not completely offset by movements in the price of the Fund's security holdings. It is also possible that the index may rise when the Fund's stocks do not rise. If this occurred, the Fund would experience a loss on the call that is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.


     Unless a Fund has other liquid assets that are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 33 1/3% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.



     When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price that is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call that the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call that, in either case, would occur no earlier than the day following the day the exercise notice was filed.


     If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.


     FUTURES CONTRACTS. Each Fund may enter into futures contracts and related options that are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance returns, in each case in accordance with regulations of the Commodity Futures Trading Commission
(CFTC). The Funds, and thus their investors, may lose money through any unsuccessful use of these strategies.



     As a purchaser of a futures contract, a Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. A Fund may purchase futures contracts on debt securities, aggregates of debt securities, financial indexes and U.S. government securities including futures contracts or options linked to LIBOR. Eurodollar futures contracts are currently traded on the Chicago Mercantile Exchange. They enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund would use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps are linked. See the discussion of "Risks of Options Transactions."


     A Fund will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the Adviser anticipates that interest rates may rise and, concomitantly, the price of the Fund's securities holdings may fall, the Fund may sell a futures contract. If declining interest rates are anticipated, the Fund may purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     When a Fund enters into a futures contract it is initially required to deposit with its Custodian, in a segregated account in the name of the broker performing the transaction an "initial margin" of cash or other liquid securities equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.


     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract that will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, or cash or U.S. government securities, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract.



     OPTIONS ON FUTURES CONTRACTS. The Funds may each purchase call and put options on futures contracts that are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the assumption of an offsetting futures position by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account that represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.



     A Fund may only write "covered" put and call options on futures contracts. A Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates with its Custodian for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. A Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates with its Custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its Custodian with respect to such option). There is no limitation on the amount of a Fund's assets that can be segregated.

     A Fund will purchase options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its U.S. government securities holdings, it might purchase a put option on an interest rate futures contract, the underlying security that correlates with the portion of the securities holdings the Adviser seeks to hedge.



     LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. A Fund may purchase or sell futures contracts or purchase related options thereon for bona fide hedging transactions without limit. In addition, a Fund may use futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premium does not exceed 5% of the market value of the Fund. There is no overall limitation on the percentage of the Fund's assets that may be subject to a hedge position. In addition, in accordance with the regulations of the CFTC, the Fund is exempt from registration as a commodity pool operator.



     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. A Fund's successful use of futures contracts and related options depends upon the Adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities or currencies being hedged is imperfect and there is a risk that the value of the securities or currencies being hedged may increase or decrease at a greater rate than a specified futures contract resulting in losses to a Fund.


     A Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the Fund's portfolio may decline. If this were to occur, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

     If a Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.


     In order to assure that a Fund is entering into transactions in futures contracts for hedging purposes as such term is defined by the CFTC, either: (1) a substantial majority (i.e., approximately 75%) of all anticipatory hedge transactions (transactions in which the Fund does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities that are the subject of the hedge, or (2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the Fund; (b) cash held by the Fund; (c) cash proceeds due to the Fund on investments within thirty days; (d) the margin deposited on the contracts; and (e) any unrealized appreciation in the value of the contracts.


     If a Fund maintains a short position in a futures contract, it will cover this position by segregating with its Custodian, cash or other liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if a Fund holds a long position in a futures contract, it will segregate cash or other liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) with its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Fund's ability to hedge its portfolio effectively.

     In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.


     There are risks inherent in the use of futures contracts and options transactions for the purpose of hedging a Fund's securities. One such risk that may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which a Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.



     Successful use of futures contracts is also subject to the ability of an Adviser to forecast movements in the direction of the market and interest rates and other factors affecting equity securities and currencies generally. In addition, there may exist an imperfect correlation between the price movements of futures contracts purchased by a Fund and the movements in the prices of the securities that are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Adviser may still not result in a successful hedging transaction.



     Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying U.S. government securities.


     OPTIONS ON CURRENCIES. Instead of purchasing or selling futures, options on futures or forward currency exchange contracts, the Funds may each attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in over-the-counter markets or by writing put options or covered call options on currencies. A put option gives a Fund the right to sell a currency at the exercise price until the option expires. A call option gives a Fund the right to purchase a currency at the exercise price until the option expires. Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency.

     RISKS OF OPTIONS ON FOREIGN CURRENCIES. Because there are two currencies involved, developments in either or both countries affect the values of options on foreign currencies. Risks include government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.


     FOREIGN CURRENCY FORWARD CONTRACTS. Each Fund may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. A Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.



     A Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is (1) the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a substantial correlation to the value of that currency (cross-hedge) when the Advisor believes that such currency may decline against the U.S. dollar or (2) the purchase of a foreign currency when the Adviser believes that the U.S. dollar may decline against that foreign currency. Although there are no limits on the number of forward contracts that a Fund may enter into, a Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any purchase or sale of foreign currency) of the securities being hedged.



     The Funds may each enter into foreign currency forward contracts in several circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.


     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. A Fund does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. A Fund does not intend to enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities holdings or other assets denominated in that currency.

     A Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.


     A Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of a Fund's securities holdings against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities that are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.


     Although each Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


     An Adviser may use foreign currency hedging techniques, including cross-currency hedges, to attempt to protect against declines in the U.S. dollar value of income available for distribution to shareholders and declines in the net asset value of a Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a position hedge involving a foreign currency forward contract to (1) sell the currency in which the position being hedged is denominated, or a currency bearing a substantial correlation to the value of such currency, or (2) purchase either the U.S. dollar or a foreign currency expected to perform better than the currency being sold. Position hedges may, therefore, provide protection of net asset value in the event of a general rise in the U.S. dollar against foreign currencies. However, a cross-currency hedge cannot protect against exchange rates perfectly, and if the Adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.



     INDEXED COMMERCIAL PAPER. Each Fund may invest in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. With respect to its investments in this type of commercial paper, a Fund will segregate cash or other liquid assets having a value at least equal to the aggregate principal amount of outstanding commercial paper of this type. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.



     LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS AND OPTIONS ON STOCK INDEXES, FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES. A Fund may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. Each Fund will write put options on foreign currencies and futures contracts on foreign currencies for bona fide hedging purposes only if there is segregated with the Fund's Custodian an amount of cash or other liquid assets equal to or greater than the aggregate exercise price of the puts. In addition, each Fund may use futures contracts or related options for non-hedging or speculative purposes to the extent that aggregate initial margin and option premiums do not exceed 5% of the market value of the Fund's assets. A Fund does not intend to purchase options on equity securities or securities indexes if the aggregate premiums paid for such outstanding options would exceed 10% of its total assets.



     Except as described below, a Fund will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly-based stock market index, the Fund will segregate with its Custodian, or pledge to a broker as collateral for the option, cash, other liquid assets or at least one "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.



     If a Fund has written an option on an industry or market segment index, it will segregate with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks that represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options.



     If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index that is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security that is listed on a national securities exchange or listed on Nasdaq against which a Fund has not written a stock call option and that has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is segregated by the Fund in cash or other liquid assets with its Custodian, it will not be subject to the requirements described in this paragraph.

     A Fund may engage in futures contracts and options on futures transactions as a hedge against changes, resulting from market or political conditions, in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. A Fund may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. A Fund may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Fund's securities holdings alone.

OTHER INVESTMENT STRATEGIES


     LENDING OF SECURITIES. Consistent with applicable regulatory requirements, each Fund may lend portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by a Fund, and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. The collateral is segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. A Fund cannot lend more than 33 1/3% of the value of its total assets (including the amount of the loan collateral). The advantage of such loans is that a Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.



     A loan may be terminated by the borrower on one business day's notice, or by a Fund on two business days' notice. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. If the borrower fails to deliver the loaned securities within two days after receipt of notice, a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by a Fund's Adviser to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to a Fund. Any gain or loss in the market price during the loan period would inure to a Fund. The creditworthiness of firms to which a Fund lends its portfolio securities will be monitored on an ongoing basis by its Adviser(s) pursuant to procedures adopted and reviewed, on an ongoing basis, by the Trustees.



     Since voting or consent rights that accompany loaned securities pass to the borrower, a Fund will follow the policy of calling the loaned securities, in whole or in part as may be appropriate, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on a Fund's investment in such loaned securities. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.



     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of a Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of a Fund's net asset value.

     SHORT SALES. Each Fund may sell a security it does not own in anticipation of a decline in the market value of that security (i.e., make short sales). Generally, to complete the transaction, a Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any interest that accrues during the period of the loan. To borrow the security, the Fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will
(1) segregate with its Custodian cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (2) otherwise cover its short position.


     A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale. No more than 5% of the Fund's net assets will be, when added together: (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (2) segregated in connection with short sales.

     Each Fund may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable for, with or without payment of any further consideration, such securities; provided that if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated for an equal amount of the securities of the same issuer as the securities sold short.

     BORROWING. Each Fund may borrow from banks or through dollar rolls or reverse repurchase agreements an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or to take advantage of investment opportunities. Each Fund may pledge its assets to secure these borrowings.

     If a Fund borrows to invest in securities, or if a Fund purchases securities at a time when borrowings exceed 5% of its total assets, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to a Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative characteristic known as "leverage." See "Reverse Repurchase Agreements and Dollar Rolls" above.

     If any Fund's asset coverage for borrowings falls below 300%, such Fund will take prompt action (within 3 days) to reduce its borrowings even though it may be disadvantageous from an investment standpoint to sell securities at that time.

SEGREGATED ASSETS


     When a Fund is required to segregate assets in connection with certain portfolio transactions, it will designate cash or liquid assets as segregated with the Trust's Custodian, State Street Bank and Trust Company (State Street). "Liquid assets" mean cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions, marked-to-market daily. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities.


DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS



     When conditions dictate a temporary defensive strategy or pending investment of proceeds from sales of the Funds' shares, the Funds may invest without limit in money market instruments, including commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government, its instrumentalities and its agencies. Commercial paper will be rated, at the time of purchase, at least "A-2" by S&P or "Prime-2" by Moody's, or the equivalent by another NRSRO or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least "A" or "A-2" by S&P or "A" or "Prime-2" by Moody's or the equivalent by another NRSRO. In addition, each Fund may invest without limit in corporate and other debt obligations and in repurchase agreements when its Adviser(s) believes that a temporary defensive position is appropriate.



PORTFOLIO TURNOVER



     Portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the long-term portfolio. High portfolio turnover (100% or more) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by each Fund. See "Brokerage Allocation and Other Practices." In addition, high portfolio turnover may result in increased short-term capital gains, which when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends, and Distributions." The Conservative Growth and Moderate Funds experienced higher than-expected portfolio turnover during the fiscal year ended July 31, 2001 as a result of investments in dollar rolls. Dollar rolls are described in this SAI under "Description of the Funds, Their Investments and Risks--Reverse Repurchase Agreements and Dollar Rolls."



     The portfolio turnover rates for the Funds for the two fiscal years ended July 31, 2001 were as follows:



                            FUND                              FYE JULY 31, 2001   FYE JULY 31, 2000
                            ----                              -----------------   -----------------
Conservative Growth Fund....................................         334%                244%
Moderate Growth Fund........................................         246%                155%
High Growth Fund............................................          83%                 67%


                            INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities. The term "majority of the outstanding voting securities" of either the Trust or a particular Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of
(i) 67% or more of the shares of the Trust or such Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Fund.

     Each Fund may not:


     1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the 1940 Act Laws and Interpretations) or to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the 1940 Act Laws, Interpretations and Exemptions). Each Fund is a "diversified company" as defined in the 1940 Act.


     2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

     3. Buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     4. Make loans, except through loans of assets of the Fund or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

     5. Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. Each Fund may purchase restricted securities without limit.


     For purposes of investment restriction number 1, each Fund may not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of a Fund's total assets, more than 5% of such assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of investment) would be invested in a single industry.



     Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that any Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.


     As a matter of non-fundamental operating policy, a Fund will not purchase rights if as a result the Fund would then have more than 5% of its assets (determined at the time of investment) invested in rights.

                            MANAGEMENT OF THE TRUST


                                    POSITION WITH                PRINCIPAL OCCUPATIONS
     NAME AND ADDRESS** (AGE)         THE TRUST                 DURING PAST FIVE YEARS
     ------------------------       -------------               ----------------------
Eugene C. Dorsey (74)               Trustee         Retired President, Chief Executive Officer and
                                                      Trustee of the Gannett Foundation (now
                                                      Freedom Forum); former Publisher of four
                                                      Gannett newspapers and Vice President of
                                                      Gannett Co., Inc.; past Chairman, Independent
                                                      Sector, Washington, D.C. (largest national
                                                      coalition of philanthropic organizations);
                                                      formerly Chairman of the American Council for
                                                      the Arts; formerly Director of the Advisory
                                                      Board of Chase Manhattan Bank of Rochester.

                                    POSITION WITH                PRINCIPAL OCCUPATIONS
     NAME AND ADDRESS** (AGE)         THE TRUST                 DURING PAST FIVE YEARS
     ------------------------       -------------               ----------------------
Saul K. Fenster Ph.D. (68)          Trustee         President, New Jersey Institute of Technology
                                                      (since 1978); Commissioner (since 1998) of
                                                      the Middle States Association, Commission on
                                                      Higher Education; Member (since 1985) of the
                                                      New Jersey Commission on Science and
                                                      Technology; formerly a director or trustee
                                                      (1987-1999) of the New Jersey State Chamber
                                                      of Commerce, Society of Manufacturing
                                                      Engineering Education Foundation, the
                                                      Research and Development Council of New
                                                      Jersey, Prosperity, New Jersey, Inc., the
                                                      Edison Partnership, National Action Council
                                                      for Minorities in Engineering and IDT
                                                      Corporation.
* Robert F. Gunia (54)              Vice            Executive Vice President and Chief
                                    President and     Administrative Officer (since June 1999) of
                                    Trustee           Prudential Investments; Executive Vice
                                                      President and Treasurer (since December 1996)
                                                      of PIFM; President (since April 1999) of
                                                      Prudential Investment Management Services LLC
                                                      (PIMS); Corporate Vice President (since
                                                      September 1997) of The Prudential Insurance
                                                      Company of America (Prudential); formerly
                                                      Senior Vice President (March 1987-May 1999)
                                                      of Prudential Securities Incorporated
                                                      (Prudential Securities); formerly Chief
                                                      Administrative Officer (July 1989-September
                                                      1996), Director (January 1989-September 1996)
                                                      and Executive Vice President, Treasurer and
                                                      Chief Financial Officer (June 1987-December
                                                      1996) of Prudential Mutual Fund Management,
                                                      Inc. (PMF).
Maurice Holmes (58)                 Trustee         Director of Center for Innovation in Product
                                                      Development, Professor of Engineering,
                                                      Massachusetts Institute of Technology (since
                                                      January 1998); formerly Chief Engineer and
                                                      Corporate Vice President, Xerox Corporation
                                                      (1972-1997).
Robert E. LaBlanc (67)              Trustee         President (since 1981) of Robert E. LaBlanc
                                                      Associates, Inc. (telecommunications);
                                                      formerly General Partner at Salomon Brothers;
                                                      and Vice Chairman of Continental Telecom;
                                                      Director of Storage Technology Corporation
                                                      (since 1979), Chartered Semiconductor
                                                      Manufacturing, Ltd., Titan Corporation
                                                      (electronics, since 1995), Salient 3
                                                      Communications, Inc. (since 1995), Tribune
                                                      Company (since 1981) and chartered
                                                      Semiconductor Ltd. (Singapore) (since 1998);
                                                      Trustee of Manhattan College.

                                    POSITION WITH                PRINCIPAL OCCUPATIONS
     NAME AND ADDRESS** (AGE)         THE TRUST                 DURING PAST FIVE YEARS
     ------------------------       -------------               ----------------------
Douglas H. McCorkindale (66)        Trustee         Chief Executive Officer (since February 2001),
                                                      Chairman (since June 2000) and President
                                                      (since September 1997) of Gannett Co. Inc.
                                                      (publishing and media); formerly Vice
                                                      Chairman (March 1984-May 2000) of Gannett Co.
                                                      Inc.; Director of Gannett Co. Inc., Global
                                                      Crossing Ltd. and Continental Airlines, Inc.
W. Scott McDonald, Jr., Ph.D. (64)  Trustee         Vice President (since 1997) of Kaludis
                                                      Consulting Group, Inc. (a Sallie Mae company
                                                      serving higher education); formerly principal
                                                      (1993-1997), Scott McDonald & Associates,
                                                      Chief Operating Officer (1991-1995),
                                                      Fairleigh Dickinson University, Executive
                                                      Vice President and Chief Operating Officer
                                                      (1975-1991), Drew University, interim
                                                      President (1988-1990), Drew University and
                                                      founding director of School, College and
                                                      University Underwriters Ltd.
Thomas T. Mooney (59)               Trustee         President of the Greater Rochester Metro
                                                      Chamber of Commerce; formerly Rochester City
                                                      Manager; formerly Deputy Monroe County
                                                      Executive; Trustee of Center for Governmental
                                                      Research, Inc.; Director of Blue Cross of
                                                      Rochester, Executive Service Corps of
                                                      Rochester and Monroe County Water Authority.
*David R. Odenath, Jr. (44)         President and   President (since June 1999) of Prudential
                                    Trustee           Investments; Officer in Charge, President,
                                                      Chief Executive Officer and Chief Operating
                                                      Officer (since June 1999) of PIFM; Senior
                                                      Vice President (since June 1999) of
                                                      Prudential; formerly Senior Vice President
                                                      (August 1993-May 1999) of PaineWebber Group
                                                      Inc.
Stephen Stoneburn (58)              Trustee         President and Chief Executive Officer (since
                                                      June 1996) of Quadrant Media Corp.
                                                      (publishing); formerly President (June
                                                      1995-June 1996) of Argus Integrated Media,
                                                      Inc.; Senior Vice President and Managing
                                                      Director (January 1993-1995), of Cowles
                                                      Business Media and Senior Vice President of
                                                      Fairchild Publications, Inc.
Joseph Weber Ph.D. (77)             Trustee         Vice President, Finance, Interclass
                                                      (international corporate learning) since
                                                      1991; formerly President, The Alliance for
                                                      Learning; Vice President, Member of the Board
                                                      of Directors, Member of the Executive and
                                                      Operating Committees, Hoffmann-LaRoche Inc.;
                                                      Member, Board of Overseers, New Jersey
                                                      Institute of Technology; and Trustee and Vice
                                                      Chairman Emeritus, Fairleigh Dickinson
                                                      University.
Clay T. Whitehead (62)              Trustee         President (since 1983) of National Exchange
  P.O. Box 8090                                       Inc. (new business development firm).
  McLean, VA 22106-8090

                                    POSITION WITH                PRINCIPAL OCCUPATIONS
     NAME AND ADDRESS** (AGE)         THE TRUST                 DURING PAST FIVE YEARS
     ------------------------       -------------               ----------------------
Judy A. Rice (53)                   Vice            Executive Vice President (since 1999) of
                                    President         Prudential Investments; Executive Vice
                                                      President (since 1999) of PIFM; formerly
                                                      various positions to Senior Vice President
                                                      (1992-1999) of Prudential Securities; and
                                                      various positions to Managing Director (1975-
                                                      1992) of Shearson Lehman Advisors; Governor
                                                      of the Money Management Institute; Member of
                                                      the Prudential Securities Operating Council
                                                      and the National Association for Variable
                                                      Annuities.
Grace C. Torres (42)                Treasurer and   Senior Vice President (since January 2000) of
                                    Principal         PIFM; formerly First Vice President (December
                                    Financial and     1996-January 2000) of PIFM and First Vice
                                    Accounting        President (March 1993-1999) of Prudential
                                    Officer           Securities.
George P. Attisano (46)             Secretary       Vice President and Corporate Counsel (since
                                                      January 2001) of Prudential; Vice President
                                                      and Assistant Secretary of PIFM; formerly
                                                      Assistant General Counsel (September 2000-
                                                      January 2001) of Prudential; formerly
                                                      Associate Attorney (April 1998-September
                                                      2000) of Kramer Levin Naftalis & Frankel LLP;
                                                      Associate Attorney (September 1996-April
                                                      1998) of Willkie Farr & Gallagher.
William V. Healey (48)              Assistant       Vice President and Associate General Counsel
                                    Secretary         (since 1998) of Prudential; Executive Vice
                                                      President, Secretary and Chief Legal Officer
                                                      (since February 1999) of PIFM; Senior Vice
                                                      President, Chief Legal Officer and Secretary
                                                      (since December 1998) of PIMS; Executive Vice
                                                      President, Chief Legal Officer and Secretary
                                                      (since February 1999) of Prudential Mutual
                                                      Fund Services LLC; Director (since June 1999)
                                                      of ICI Mutual Insurance Company; prior to
                                                      August 1998, Associate General Counsel of the
                                                      Dreyfus Corporation (Dreyfus), a subsidiary
                                                      of Mellon Bank, N.A. (Mellon Bank), and an
                                                      officer and/or director of various affiliates
                                                      of Mellon Bank and Dreyfus.


---------------


 * "Interested" Trustee, as defined in the 1940 Act, by reason of affiliation with Prudential, PIMS or PIFM.


** Unless otherwise indicated, the addresses of the Trustees and Officers is c/o
   Prudential Mutual Funds, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

     The Trust has Trustees who, in addition to overseeing the actions of the Trust's Manager, Advisers and Distributor, decide upon matters of general policy. The Trustees also review the actions of the Trust's officers, who conduct and supervise the daily business operations of the Trust.


     The Trustees have adopted a retirement policy that calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75, except that Mr. Weber will retire by December 31, 2002.


     Pursuant to the terms of the Management Agreement with the Trust, the Manager pays all compensation of officers and employees of the Trust as well as the fees and expenses of all Trustees of the Trust who are affiliated persons of the Manager.

     The Trust pays each of its Trustees who is not an affiliated person of PIFM or any Adviser annual compensation of $5,000 in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Trustee may change as a result of the introduction of additional funds upon the boards of which the Trustee will be asked to serve.


     Trustees may defer their Trustee's fees pursuant to a deferred fee agreement with the Trust. Under the terms of the agreement, deferred Trustees' fees are held by the Trust and are adjusted daily at the rate of return equivalent to the rate of return of 90-day U.S. Treasury bills at the beginning of each calendar quarter or at the daily rate of return of a Prudential mutual fund chosen by the Trustee. The Trust's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Trust.



     The following table sets forth the aggregate compensation paid by the Trust to the Trustees who are not affiliated with the Manager for the fiscal year ended July 31, 2001 and the aggregate compensation paid to such Trustees for service on the Trust's Board and the boards of all other investment companies managed by PIFM (Fund Complex), for the calendar year ended December 31, 2000. Interested Trustees do not receive compensation from the Trust or any fund in the Fund Complex.


                               COMPENSATION TABLE


                                                                              TOTAL 2000
                                                                             COMPENSATION
                                                                              FROM TRUST
                                                               AGGREGATE       AND FUND
                                                              COMPENSATION   COMPLEX PAID
                      NAME OF TRUSTEE                          FROM TRUST    TO TRUSTEES
------------------------------------------------------------  ------------   ------------
Eugene C. Dorsey (1)........................................     $4,950        $114,000      (19/47)*
Saul K. Fenster.............................................     $4,633        $ 91,700      (27/82)*
Robert F. Gunia (2).........................................       None            None        None
Maurice Holmes..............................................     $5,750        $ 41,250       (8/24)*
Robert E. LaBlanc...........................................     $4,563        $110,000      (22/41)*
Douglas H. McCorkindale (1).................................     $4,425        $110,000      (21/42)*
W. Scott McDonald, Jr.......................................     $4,682        $ 91,700      (27/82)*
Thomas T. Mooney (1)........................................     $4,950        $173,000      (32/65)*
David R. Odenath, Jr. (2)...................................       None            None        None
Stephen Stoneburn...........................................     $5,750        $110,000      (22/41)*
Joseph Weber................................................     $4,633        $ 73,333      (14/64)*
Clay T. Whitehead...........................................     $4,425        $173,000      (35/59)*


---------------


(1)Although the last column shows the total amount paid to Trustees from the Fund Complex during the calendar year ended December 31, 2000, such compensation was deferred at the election of Trustees under the Fund Complex's deferred compensation plans. Including the applicable rate of return adjustment provided for in the deferred fee agreement, total compensation amounted to approximately $140,010 for Mr. Dorsey, $124,810 for Mr. McCorkindale and $179,810 for Mr. Mooney.



(2)Trustees who are "interested persons" of the Trust do not receive compensation from the Fund Complex, including the Trust.



 * Indicates number of funds/portfolios in the Fund Complex (including the Trust) to which aggregate compensation relates.



     The Board of Trustees has an Audit Committee, which consists of all of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust or the Manager (Independent Trustees). This Committee makes recommendations to the full Board of Trustees with respect to the engagement of the independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Trust's financial operations. This Committee met four times during the fiscal year ended July 31, 2001.



     The Board of Trustees also has a Nominating Committee, which also consists of all of the Independent Trustees. This Committee recommends to the Board persons to be nominated for election as Trustees by the Trust's shareholders and selects and proposes nominees for election by the Board between Annual Meetings. This Committee does not normally consider candidates proposed by shareholders for election as Trustees. This Committee did not meet during the fiscal year ended July 31, 2001.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     Trustees of the Trust are eligible to purchase Class Z shares of the Funds, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.



     As of August 31, 2001, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of the Funds.



     As of August 31, 2001, the owners, directly or indirectly, of more than 5% of the outstanding shares of beneficial interest of any Fund were as follows:



                            CONSERVATIVE GROWTH FUND



NAME                                     ADDRESS            CLASS     SHARES/%
----                                     -------            -----     --------
Prudential Trust Company       Attn PMFS Coordinator          A      307,270/18.4%
FBO PRU - DC CLIENTS           30 Scranton Office Park
                               Moosic PA 18507
First Clearing Corporation     6671 Wells Avenue              C       130,302/8.8%
A/C 4661-3525                  Loomis CA 95650
Mr Steven E Katonis
Mrs Sharon M Katonis Co-TTEES
Prudential Trust Company       Attn PMFS Coordinator          Z       27,068/18.3%
FBO PRU - DC                   30 Scranton Office Park
                               Moosic PA 18507
Prudential Securities C/F      185 Hamilton Pl                Z         7,887/5.3%
Ms Patricia A Biancardo        East Windsor NJ 08520-5702
IRA DTD 04/22/98
Edward Coyle &                 19 Hialeah Dr                  Z       23,753/16.1%
Diane J Coyle TEN COM          Colts Neck NJ 07722-1252
Prudential Securities C/F      266 Wagon Wheel Way            Z        11,077/7.5%
Sid Silverstein                Canton NC 28716-9654
IRA DTD 04/08/85
Prul Defined Contribution      Attn PMFS Coordinator          Z       20,418/13.8%
SVCS                           30 Scranton Office Park
FBO Pru-DC Clients             Moosic PA 18507



                              MODERATE GROWTH FUND



NAME                                     ADDRESS            CLASS     SHARES/%
----                                     -------            -----     --------
Prudential Trust Company       Attn PMFS Coordinator          A    1,491,044/27.0%
FBO PRU - DC CLIENTS           30 Scranton Office Park
                               Moosic PA 18507
Prudential Trust Company       140 York Road                  A      844,960/15.3%
FBO Bryner Chevrolet, Inc      Jenkintown PA 19046
First Clearing Corporation     6361 Buckskin Lane             C      377,101/11.8%
A/C 1045-4146                  Roseville CA 95747
Mr Reinhardt Adler
IRA DTD 02/07/00

NAME                                     ADDRESS            CLASS     SHARES/%
----                                     -------            -----     --------
Mr Joseph Ingrassia &          563 Park Shore Dr              Z        26,769/5.4%
Mrs Mary Ingrassia JT TEN      Naples FL 34103-3558
Ethel Duffy                    20 89th St Apt 3E              Z        27,793/5.6%
                               Brooklyn NY 11209-5521
CLC Family LP                  88 Caramel Rd                  Z        44,312/9.0%
C/O Catherine Consalvas        Commack NY 11725-1000
Patrick Consalvas
Gardner M Bishop Inc           Att Michael Whelan             Z        44,618/9.0%
                               399 Knollwood Rd
                               White Plains NY 10603-1931



                                HIGH GROWTH FUND



NAME                                     ADDRESS            CLASS     SHARES/%
----                                     -------            -----     --------
Pru Defined Contribution SVCS  Attn PMFS Coordinator          A       251,510/7.1%
FBO Pru-DC Qualified Clients   30 Scranton Office Park
                               Moosic PA 18507
Prudential Trust Company       Attn PMFS Coordinator          A      493,137/14.0%
FBO PRU - DC Clients           30 Scranton Office Park
                               Moosic PA 18507
Mrs Elinor Fisher              90 Broad St                    Z        25,198/8.1%
                               Flemington NJ 08822-1602
Pru Defined Contribution       Attn: PMFS Coordinator         Z        18,456/6.0%
Svcs                           30 Scranton Office Park
FBO PRU - DC Qualified         Moosic PA 18507
Clients
Prudential Securities C/F      9 Renwick Ave                  Z       34,970/11.3%
Douglas Byrnes MD              Huntington NY 11743-3044
IRA DTD 03/01/88
Prudential Trust Company       Attn PMFS Coordinator          Z       46,577/15.0%
FBO PRU - DC Clients           30 Scranton Office Park
                               Moosic PA 18507
Dr Neil Nepola TTEE            217 Rose Ave                   Z        27,751/8.9%
Dr Neil Nepola                 Staten Island NY 10306-2918
Mpp/PS Plan DTD 12/28/84
FBO Dr Neil Nepola



     As of August 31, 2001, Prudential Securities was record holder for other beneficial owners of the following shares of beneficial interest outstanding and entitled to vote in each Fund:



                            FUND                                 SHARES/%
                            ----                                 --------
Conservative Growth Fund
  Class A...................................................    577,932/34.8%
  Class B...................................................  2,713,200/42.6%
  Class C...................................................  1,188,830/80.2%
  Class Z...................................................     93,573/63.3%
Moderate Growth Fund
  Class A...................................................  1,466,072/26.6%
  Class B...................................................  5,256,869/47.5%
  Class C...................................................  2,444,631/76.6%
  Class Z...................................................    457,366/92.5%

                            FUND                                 SHARES/%
                            ----                                 --------
High Growth Fund
  Class A...................................................  1,440,220/40.9%
  Class B...................................................  3,963,410/47.8%
  Class C...................................................  2,978,002/85.7%
  Class Z...................................................    238,559/76.9%


     In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to beneficial owners for which it is the record holder.

                     INVESTMENT ADVISORY AND OTHER SERVICES


MANAGER AND ADVISERS



     The manager of the Trust is Prudential Investments Fund Management LLC (PIFM or the Manager), 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Trust, comprise the Prudential mutual funds. PIFM is a wholly-owned subsidiary of the Prudential Insurance Company of America. See "How the Trust is Managed -- Manager" in the Prospectus. As of December 31, 2000 PIFM served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies with assets of approximately $76 billion. According to the Investment Company Institute, as of December 31, 2000, the Prudential mutual funds comprised the 23rd largest family of mutual funds in the United States.


     Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PIFM, serves as the transfer and disbursing agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.


     Pursuant to the Management Agreement with the Trust (the Management Agreement), PIFM, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the Trust's Funds, including the purchase, retention, disposition and loan of securities and other assets. The Manager also reviews the performance of all Advisers, and makes recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, PIFM is obligated to keep certain books and records of the Trust. PIFM also administers the Trust's corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services that are not being furnished by State Street, the Trust's custodian (the Custodian), and PMFS. The management services of PIFM for the Trust's are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.



     For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate equal to 0.75% of each Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Trust (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Trust's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Trust. No jurisdiction currently limits the Trust's expenses.


     In connection with its management of the business affairs of the Trust, PIFM bears the following expenses:

     (a) the salaries and expenses of all of its and the Trust's personnel except the fees and expenses of Trustees who are not affiliated persons of PIFM or any Adviser;

     (b) all expenses incurred by PIFM or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust as described below; and


     (c) the fees payable to each Adviser pursuant to the subadvisory agreements between PIFM and each Adviser (the Advisory Agreements).



     Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons with PIFM or the Advisers, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares, (d) the charges and expenses of legal counsel and independent accountants for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions,
(f) all taxes and corporate fees payable by the Trust to governmental agencies,
(g) the fees of any trade associations of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Trust and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the Commission and the states including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and
(l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.



     The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. As discussed in the Prospectus, PIFM employs each Adviser under a "manager-of-managers" structure that allows PIFM to replace the Adviser or amend the Advisory Agreement without seeking shareholder approval.



     For the two fiscal years ended July 31, 2001 and the fiscal period from November 18, 1998 (commencement of operations) to July 31, 1999, PIFM received the following management fees.



                                                              YEAR ENDED      YEAR ENDED     PERIOD ENDED
                           FUND                              JULY 31, 2001   JULY 31, 2000   JULY 31, 1999
                           ----                              -------------   -------------   -------------
Conservative Growth Fund...................................   $  615,975      $  558,132       $398,032
Moderate Growth Fund.......................................   $1,496,013      $1,084,509       $467,338
High Growth Fund...........................................   $1,213,003      $1,055,456       $502,514


     As noted in the Prospectus, subject to the supervision and direction of the Manager and, ultimately, the Trustees, each Adviser manages the securities held by a particular segment of a Fund in accordance with the Fund's stated investment objectives and policies, makes investment decisions for that Fund segment and places orders to purchase and sell securities on behalf of that Fund segment.


     Each Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Each Advisory Agreement may be terminated by the Trust, PIFM or the Adviser upon not more than 60 days' written notice. Each Advisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. As discussed in the Prospectus, PIFM employs each Adviser under a

"manager-of-managers" structure that allows PIFM to replace the Adviser or amend the Advisory Agreement without seeking shareholder approval.



     The Manager and the Trust operate under an exemptive order from the Commission that permits the Manager, subject to certain conditions, to enter into or amend Advisory Agreements without obtaining shareholder approval each time. On October 1, 1998 the sole shareholder of the Trust voted affirmatively to give the Trust this ongoing authority. With Board approval, the Manager is permitted to replace Advisers or employ additional Advisers for the Funds, change the terms of the Funds' Advisory Agreements or enter into a new Advisory Agreement with an existing Adviser after events that cause an automatic termination of the old Advisory Agreement with that Adviser. Shareholders of a Fund continue to have the right to terminate an Advisory Agreement for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any Adviser changes or other material amendments to Advisory Agreements that occur under these arrangements.



     The Manager pays the Advisers the fees set forth below for their services with respect to each Fund. The Advisers perform all administrative functions associated with serving as Adviser to a Fund. Subject to the supervision and direction of the Manager and, ultimately, the Trustees, each Adviser is responsible for managing the securities held by a particular Fund segment in accordance with the Fund's stated investment objective and policies, making investment decisions for that Fund segment, placing orders to purchase and sell securities on behalf of that Fund segment, and performing various administrative duties.



     For the two fiscal years ended July 31, 2001 and the fiscal period from November 18, 1998 (commencement of operations) to July 31, 1999, PIFM paid the following subadvisory fees to the Advisers:


                            CONSERVATIVE GROWTH FUND


                                ANNUALIZED PERCENTAGE OF          YEAR ENDED      YEAR ENDED     PERIOD ENDED
         ADVISER                   AVERAGE NET ASSETS            JULY 31, 2001   JULY 31, 2000   JULY 31, 1999
         -------           -----------------------------------   -------------   -------------   -------------
Jennison Associates LLC      .30% with respect to first $300
  (Jennison).............  million; .25% for amounts in excess
                                     of $300 million               $ 71,066        $ 36,353        $ 24,831
Prudential Investment
  Management, Inc.
  (PIM)..................                  .375%(1)                $ 63,813        $215,857        $143,931
Franklin Advisers, Inc.
  (Franklin) ............                  .50%                    $ 20,047        $ 20,433        $ 13,286
The Dreyfus Corporation
  (Dreyfus)..............                  .45%                    $ 19,016        $ 16,327        $ 11,857
Pacific Investment
  Management Company LLC
  (PIMCO)................                  .25%                    $ 78,839        $ 70,114        $ 50,867
                                                                   --------        --------        --------
          Total subadvisory fees                                   $252,781        $359,084        $244,772
                                                                   ========        ========        ========


---------------


1 Prior to January 1, 2000, PIM was reimbursed by PIFM for its reasonable costs and expenses.

                              MODERATE GROWTH FUND


                                  ANNUALIZED PERCENTAGE OF            YEAR ENDED      YEAR ENDED     PERIOD ENDED
         ADVISER                     AVERAGE NET ASSETS              JULY 31, 2001   JULY 31, 2000   JULY 31, 1999
         -------           ---------------------------------------   -------------   -------------   -------------
Jennison.................      .30% with respect to first $300
                           million; .25% for amounts in excess of
                                        $300 million                   $300,276        $ 89,778        $ 37,590
PIM......................                    .375%(1)                  $122,622        $377,617        $166,390
Franklin.................                    .50%                      $ 71,645        $ 58,047        $ 23,871
Dreyfus..................                    .45%                      $ 69,698        $ 47,247        $ 21,088
Lazard Asset Management
  (Lazard)...............                    .40%                      $ 79,203        $ 56,695        $ 24,789
PIMCO....................                    .25%                      $ 95,690        $ 66,410        $ 29,847
                                                                       --------        --------        --------
          Total subadvisory fees                                       $865,319        $695,794        $303,575
                                                                       ========        ========        ========


---------------


1 Prior to January 1, 2000, PIM was reimbursed by PIFM for its reasonable costs and expenses.


                                HIGH GROWTH FUND


                                  ANNUALIZED PERCENTAGE OF            YEAR ENDED      YEAR ENDED     PERIOD ENDED
         ADVISER                     AVERAGE NET ASSETS              JULY 31, 2001   JULY 31, 2000   JULY 31, 1999
         -------           ---------------------------------------   -------------   -------------   -------------
Jennison.................      .30% with respect to first $300
                           million; .25% for amounts in excess of
                                        $300 million                   $235,893        $106,426        $ 50,033
PIM......................                    .375%(1)                  $ 22,099        $371,262        $130,651
Franklin.................                    .50%                      $108,486        $113,176        $ 49,538
Dreyfus..................                    .45%                      $120,617        $ 89,086        $ 44,482
Lazard...................                    .40%                      $125,957        $109,307        $ 52,446
                                                                       --------        --------        --------
                                            Total subadvisory fees     $624,113        $789,257        $327,150
                                                                       ========        ========        ========


---------------


1 Prior to January 1, 2000, PIM was reimbursed by PIFM for its reasonable costs and expenses.



PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS



     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Trust. See "How the Trust is Managed -- Distributor" in the Prospectus.



     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing each Fund's Class A, Class B and Class C shares, respectively. The Distributor also incurs the expenses of distributing the Funds' Class Z shares under the Distribution Agreement with the Trust, none of which are reimbursed by or paid for by the Trust. See "How the Trust is Managed -- Distributor" in the Prospectus.



     The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions that have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.


     Under the Plans, the Trust is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Trust will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

     The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of each Fund's shares and the maintenance of related shareholder accounts.



     CLASS A PLAN. Under the Class A Plan, each Fund may pay the Distributor for its distribution-related expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has contractually agreed to limit its distribution and service (12b-1) fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending July 31, 2002. The Distributor also receives an initial sales charge from shareholders.



     The table below sets forth the payments received by the Distributor under the Class A Plan, the amount spent by the Distributor in distributing Class A shares and the amount of initial sales charges received by the Distributor in connection with the sale of Class A shares for the fiscal year ended July 31, 2001.



                                      DISTRIBUTION FEES RECEIVED           AMOUNT SPENT            INITIAL SALES
                FUND                        BY DISTRIBUTOR          DISTRIBUTING CLASS A SHARES       CHARGES
                ----                  --------------------------    ---------------------------    -------------
Conservative Growth Fund............           $ 39,961                       $30,300                $ 85,100
Moderate Growth Fund................           $141,568                       $51,700                $231,900
High Growth Fund....................           $ 97,820                       $74,800                $190,100


     The amounts spent by the Distributor in distributing Class A shares was primarily for the payment of account servicing fees to financial advisers and other persons who sell Class A shares.

     CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, each Fund pays the Distributor for its distribution-related expenses with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Class B and Class C Plans provide for the payment to the Distributor of (1) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares, respectively, and (2) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge.


     CLASS B PLAN. For the fiscal year ended July 31, 2001, the Distributor received the distribution fees paid by the Funds and the proceeds of contingent deferred sales charges paid by investors on the redemption of Class B shares as set forth below:



                                                                                   APPROXIMATE
                                                                                   CONTINGENT
                                                                 AMOUNT OF          DEFERRED
FUND                                                          DISTRIBUTION FEE    SALES CHARGES
----                                                          ----------------    -------------
Conservative Growth Fund....................................     $  524,334         $135,900
Moderate Growth Fund........................................     $1,095,338         $231,900
High Growth Fund............................................     $  849,490         $182,900

     For the fiscal year ended July 31, 2001, it is estimated that the Distributor spent approximately the following amounts in connection with the distribution of the Funds' Class B shares:



                       PRINTING AND MAILING     COMPENSATION TO          COMMISSION
                           PROSPECTUSES       BROKER/DEALERS FOR         PAYMENTS TO                      TOTAL
                          TO OTHER THAN         COMMISSIONS TO            FINANCIAL                      AMOUNT
                             CURRENT          REPRESENTATIVES AND        ADVISERS OF        OVERHEAD    SPENT BY
        FUND               SHAREHOLDERS         OTHER EXPENSES*     PRUDENTIAL SECURITIES    COSTS*    DISTRIBUTOR
        ----           --------------------   -------------------   ---------------------   --------   -----------
Conservative Growth
  Fund...............        $ 6,300               $724,300               $162,200          $246,300   $1,139,100
Moderate Growth
  Fund...............        $17,100               $959,600               $333,800          $488,100   $1,798,600
High Growth Fund.....        $20,400               $579,600               $283,600          $402,300   $1,285,900


---------------

*Includes (a) the expenses of operating the branch offices of Prudential
 Securities and Prusec in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (b) the cost of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.



     CLASS C. PLAN. For the fiscal year ended July 31, 2001, the Distributor received the distribution fees paid by the Funds under the Class C Plan, initial sales charges, and the proceeds of contingent deferred sales charges paid by investors on the redemption of shares as set forth below:



                                                                                              APPROXIMATE
                                                                             APPROXIMATE      CONTINGENT
                                                           AMOUNT OF        INITIAL SALES      DEFERRED
                         FUND                           DISTRIBUTION FEE       CHARGES       SALES CHARGES
                         ----                           ----------------    -------------    -------------
Conservative Growth Fund..............................      $127,635           $ 47,400         $ 7,000
Moderate Growth Fund..................................      $306,226           $125,200         $19,100
High Growth Fund......................................      $353,869           $132,900         $20,500



     For the fiscal year ended July 31, 2001, it is estimated that the Distributor spent approximately the following amounts in connection with the distribution of the Funds' Class C shares:



                          PRINTING AND MAILING     COMPENSATION TO          COMMISSION
                              PROSPECTUSES       BROKER/DEALERS FOR         PAYMENTS TO                      TOTAL
                             TO OTHER THAN         COMMISSIONS TO            FINANCIAL                      AMOUNT
                                CURRENT          REPRESENTATIVES AND        ADVISERS OF        OVERHEAD    SPENT BY
          FUND                SHAREHOLDERS         OTHER EXPENSES*     PRUDENTIAL SECURITIES    COSTS*    DISTRIBUTOR
          ----            --------------------   -------------------   ---------------------   --------   -----------
Conservative Growth
  Fund..................         $1,500                $4,100                $100,700          $28,400     $134,600
Moderate Growth Fund....         $4,600                $5,100                $242,900          $59,600     $312,200
High Growth Fund........         $8,300                $2,400                $277,900          $84,200     $372,800


---------------
* Includes (a) the expenses of operating the branch offices of Prudential Securities and Prusec in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (b) the cost of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.


     Distribution expenses attributable to the sale of Class A, Class B or Class C shares of each Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of that Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Class A, Class B and Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Trustees), cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 60 days', nor less than 30 days', written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Trust will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Trust by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.


     Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.



     In addition to distribution and service fees paid by each Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons who distribute shares of the Trust (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


FEE WAIVERS/SUBSIDIES

     PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Trust. In addition, the Distributor has contractually agreed to waive a portion of its distribution fees for the Class A shares as described above. Fee waivers and subsidies will increase a Fund's total return.

NASD MAXIMUM SALES CHARGE RULE

     Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares of each Fund. In the case of Class B shares, interest charges equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset-based sales charge with respect to Class B and Class C shares of a Fund may not exceed .75 of 1%. The 6.25% limitation applies to each Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.


OTHER SERVICE PROVIDERS


     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Trust and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for the Trust's foreign assets held outside the United States.


     Prudential Mutual Fund Services LLC (PMFS), 194 Wood Ave. South Iselin, New Jersey 08853, serves as the transfer and dividend disbursing agent of the Trust. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $10.00 per shareholder account, a new account set-up fee of $2.00 for each manually-established account and a monthly inactive zero balance account fee of $0.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.


     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as the Trust's independent accountants, and in that capacity audits the annual financial statements of the Trust.

CODES OF ETHICS


     The Board of Trustees of the Trust has adopted a Code of Ethics. In addition, the Manager, the Advisers and the Distributor have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Trust. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Trust is making such investments. The Codes are on public file with, and are available from, the Commission.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES


     The Manager is responsible for decisions to buy and sell securities, futures contracts and options thereon for the Funds, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the Advisers. Broker-dealers may receive negotiated brokerage commissions on transactions in portfolio securities, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker, dealer or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities, one of the Advisers or an affiliate thereof (an affiliated broker). Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.



     In the over-the-counter market, securities are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. No Fund will deal with an affiliated broker in any transaction in which an affiliated broker acts as principal. Thus, it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves an affiliated broker acting as principal with respect to any part of the Fund's order.



     In placing orders for portfolio securities of a Fund, the Manager's overriding objective is to obtain the best possible combination of price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable under the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, a Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

     When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research-oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with a Fund.



     The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Funds and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.



     When the Manager deems the purchase or sale of equities to be in the best interests of a Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Trust's Board of Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which an affiliated broker, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Trust, will not significantly affect any Fund's ability to pursue its present investment objective. However, in the future in other circumstances, a Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.



     Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Funds. In order for an affiliated broker or Prudential Securities (or any affiliate) to effect any portfolio transactions for the Funds, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Trust, including a majority of the non-interested Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Trust unless the Trust has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Trust during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

     The table below sets forth certain information concerning the payment of commissions by the Funds, including the commissions paid to Prudential Securities or any affiliate of the Trust or the Advisers for the two fiscal years ended July 31, 2001 and the fiscal period from November 18, 1998 (commencement of operations) to July 31, 1999.



                                                      CONSERVATIVE GROWTH FUND                   MODERATE GROWTH FUND
                                               --------------------------------------   --------------------------------------
                                               YEAR ENDED   YEAR ENDED   PERIOD ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED
                                                JULY 31,     JULY 31,      JULY 31,      JULY 31,     JULY 31,      JULY 31,
                                                  2001         2000          1999          2001         2000          1999
                                               ----------   ----------   ------------   ----------   ----------   ------------
Total brokerage commissions paid by the
  Fund.......................................   $84,465      $21,448       $44,000       $308,133     $113,057      $80,300
Total brokerage commissions paid to
  Prudential Securities or affiliates of the
  Trust or the Advisers......................   $     5      $   282       $ 1,000       $     30     $      0      $     0
Percentage of total brokerage commissions
  paid to Prudential Securities or affiliates
  of the Trust or the Advisers...............         0%         1.0%          2.3%           0.0%           0%           0%
Percentage of the aggregate dollar amount of
  portfolio transactions involving the
  payment of commissions through Prudential
  Securities or affiliates of the Trust or
  the Advisers...............................         0%           0%          0.2%             0%           0%           0%



                                                          HIGH GROWTH FUND
                                               --------------------------------------
                                               YEAR ENDED   YEAR ENDED   PERIOD ENDED
                                                JULY 31,     JULY 31,      JULY 31,
                                                  2001         2000          1999
                                               ----------   ----------   ------------
Total brokerage commissions paid by the
  Fund.......................................   $371,540     $183,802      $119,128
Total brokerage commissions paid to
  Prudential Securities or affiliates of the
  Trust or the Advisers......................   $     30     $  1,068      $  1,122
Percentage of total brokerage commissions
  paid to Prudential Securities or affiliates
  of the Trust or the Advisers...............        0.0%         0.6%          0.9%
Percentage of the aggregate dollar amount of
  portfolio transactions involving the
  payment of commissions through Prudential
  Securities or affiliates of the Trust or
  the Advisers...............................          0%           0%          0.5%

     The Trust is required to disclose the Funds' holdings of securities of the Trust's regular brokers and dealers (as defined in Rule 10b-1 under the 1940
Act) and their parents as of July 31, 2001. As of that date, each Fund held securities of the following brokers and dealers:



                              CONSERVATIVE GROWTH



                                                        VALUE OF HOLDINGS
NAME                                                   AS OF JULY 31, 2001   DEBT/EQUITY
----                                                   -------------------   -----------
JP Morgan Chase......................................          38,970          Equity
Merrill Lynch, Pierce, Fenner & Smith, Inc. .........         233,232          Equity
Morgan Stanley.......................................         191,424          Equity
Lehman Brothers, Inc. ...............................         187,200          Equity
Goldman, Sachs & Co. ................................         149,688          Equity
Bear, Stearns & Co., Inc. ...........................         300,223            Debt
Morgan Stanley.......................................       2,941,000            Debt
Greenwich Capital Markets, Inc. .....................       2,340,000            Debt
Salomon Smith Barney, Inc. ..........................       1,894,000            Debt



                                MODERATE GROWTH



                                                        VALUE OF HOLDINGS
NAME                                                   AS OF JULY 31, 2001   DEBT/EQUITY
----                                                   -------------------   -----------
Deutsche Bank & Co. .................................       2,250,621            Debt
Morgan Stanley Dean Witter & Co. ....................       5,958,000            Debt
Greenwich Capital Markets, Inc. .....................       5,858,000            Debt
Salomon Smith Barney, Inc. ..........................       4,821,379            Debt
Citigroup, Inc. .....................................       1,762,371          Equity
Lehman Brothers Holdings, Inc. ......................         612,000          Equity
Goldman Sachs Group, Inc. ...........................         465,696          Equity
JP Morgan Chase & Co. ...............................         116,910          Equity
Merrill Lynch & Co., Inc. ...........................         694,272          Equity
Morgan Stanley Dean Witter & Co. ....................         580,254          Equity



                                  HIGH GROWTH



                                                       VALUE OF HOLDINGS
NAME                                                  AS OF JULY 31, 2001   DEBT/EQUITY
----                                                  -------------------   -----------
Deutsche Bank & Co. ................................       1,125,763            Debt
Morgan Stanley Dean Witter & Co. ...................       3,060,000            Debt
Greenwich Capital Markets, Inc. ....................       3,060,000            Debt
Salomon Smith Barney, Inc. .........................       2,476,237            Debt
Citigroup, Inc. ....................................       1,631,825          Equity
Lehman Brothers Holdings, Inc. .....................         612,000          Equity
Goldman Sachs Group, Inc. ..........................         415,800          Equity
JP Morgan Chase & Co. ..............................         108,250          Equity
Merrill Lynch & Co., Inc. ..........................         640,032          Equity
Morgan Stanley Dean Witter & Co. ...................         526,416          Equity


               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

     The Trust is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share divided into three series (the Funds). Each Fund is divided into four classes, designated Class A, Class B, Class C and Class Z shares. Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Trust's Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The voting rights of the shareholders of a series or class can be modified only by the vote of shareholders of that series or class.


     Shares of the Trust, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Trust under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.


     The Trust does not intend to hold annual meetings of shareholders unless otherwise required by law. The Trust will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business.



     Under the Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto.


     The Trustees have the power to alter the number and the terms of office of the Trustees, provided that at all times at least a majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES


     Shares of a Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge that, at the election of the Investor, may be imposed either (i) at the time of purchase (Class A or Class C shares) or (ii) on a deferred basis (Class B and Class C shares). Class Z shares of the Funds are offered to a limited group of investors at NAV without any sales charges. See "How to Buy, Sell and Exchange Shares of the Funds" in the Prospectus.

PURCHASE BY WIRE


     For an initial purchase of shares of a Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. PMFS will request the following information: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. You should then give instructions to your bank to transfer funds by wire to State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Strategic Partners Asset Allocation Funds, specifying on the wire the account number assigned by PMFS and your name and identifying the Fund and class in which you are investing (Class A, Class B, Class C or Class Z shares).


     If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time) on a business day, you may purchase shares of a Fund as of that day.


     In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Strategic Partners Asset Allocation Funds, the Fund in which you would like to invest, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount that may be invested by wire is $1,000.


ISSUANCE OF FUND SHARES FOR SECURITIES


     Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Adviser.


SPECIMEN PRICE MAKE-UP


     Under the current distribution arrangements between the Trust and the Distributor, the Distributor sells Class A shares at net asset value plus a maximum front-end sales charge of 5%, Class C shares* of each Fund with a front-end sales charge of 1%, and Class B* and Class Z shares at NAV. Using the NAV of each Fund at July 31, 2001, the maximum offering price of the Funds' shares is as follows:



                                                             CONSERVATIVE   MODERATE    HIGH
                                                                GROWTH       GROWTH    GROWTH
                                                                 FUND         FUND      FUND
                                                             ------------   --------   ------
CLASS A
Net asset value and redemption price per Class A share.....     $ 9.95       $10.70    $10.70
Maximum sales charge (5% of offering price)................        .52          .56       .56
                                                                ------       ------    ------
Maximum offering price to public...........................     $10.47       $11.26    $11.26
                                                                ======       ======    ======
CLASS B
Net asset value, offering price and redemption price per
  Class B share*...........................................     $ 9.93       $10.63    $10.55
                                                                ======       ======    ======

                                                             CONSERVATIVE   MODERATE    HIGH
                                                                GROWTH       GROWTH    GROWTH
                                                                 FUND         FUND      FUND
                                                             ------------   --------   ------
CLASS C
Net asset value and redemption price per Class C share*....     $ 9.93       $10.63    $10.55
Sales charge (1% of offering price)........................        .10          .11       .11
                                                                ------       ------    ------
Offering price to public...................................     $10.03       $10.74    $10.66
                                                                ======       ======    ======
CLASS Z
Net asset value, offering price and redemption price per
  Class Z share............................................     $ 9.95       $10.72    $10.77
                                                                ======       ======    ======


---------------

* Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Funds -- How to Sell Your Shares -- Contingent Deferred Sales Charge" in the Prospectus.


SELECTING A PURCHASE ALTERNATIVE

     The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on the each Fund's current fees and expenses:


     If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% that declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.


     If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

     If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

     If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. See "Reduction and Waiver of Initial Sales Charge -- Class A Shares" below. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

     If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES -- CLASS A SHARES


     Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation or annuity plans under Sections 401(a), 403(b) and 457 of the

Internal Revenue Code, "rabbi" trusts and non-qualified deferred compensation plans (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million or 250 eligible employees or participants. Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.


     Other Waivers. In addition, Class A shares may be purchased at NAV, without the initial sales charge through the Distributor or the Transfer Agent, by:


     - officers of the Trust,


     - employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,


     - employees of Advisers of the Funds, provided that purchases at NAV are permitted by such person's employer,


     - Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,


     - registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor, provided that purchases at NAV are permitted by such person's employer,



     - real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent,



     - investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
       (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund that imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,


     - investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,

     - orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs), and

     - orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges the clients a separate fee for its services (for example, mutual fund "supermarket programs").


     Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in a Fund in connection with different pricing options of their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale, either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction at the time of the sale that such sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.



     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of a Fund concurrently with Class A shares of other Strategic Partners mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Funds -- Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.


     An eligible group of related Fund investors includes any combination of the following:

          - an individual,

          - the individual's spouse, their children and their parents,

          - the individual's and spouse's Individual Retirement Account (IRA),

          - any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners),

          - a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children,

          - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse, and

          - one or more employee benefit plans of a company controlled by an individual.

     In addition, an eligible group of related Fund investors may include an employer or group of related employers and one or more qualified retirement plans of such employer or employers. An employer controlling, controlled by or under common control with another employer is deemed related to that employer.


     The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.



     If you held shares of a Fund on September 4, 2001, these shares will continue to qualify towards reduced sales charges on subsequent purchases of Class A shares of Prudential mutual funds. If you acquired shares of a Fund after September 4, 2001, however, these shares will not count toward reduced sales charges on subsequent purchases of Class A shares of Prudential mutual funds. See "How to Buy, Sell and Exchange Shares of the Funds -- How to Buy Shares -- Step 2: Choose a Share Class -- Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.



     LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of a Fund and shares of other Strategic Partners mutual funds. Retirement and group plans may not enter into a letter of intent.



     For purposes of the letter of intent, all shares of the Funds and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) that were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates, and through your broker will not be aggregated to determine the reduced sales charge.

     A letter of intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed shares totaling 5% of the dollar amount of the letter of intent will be held by the Transfer Agent in the name of the investor. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the investor's cost, can be applied to the fulfillment of the letter of intent goal.

     The letter of intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amount. In the event the letter of intent goal is not satisfied within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Funds pursuant to a letter of intent should carefully read such letter of intent.


     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings.



     If you entered into a Letter of Intent before September 4, 2001, you may satisfy the Letter only by purchasing shares of Prudential mutual funds, the Funds and Strategic Partners Style Specific Funds, but not with other Strategic Partners mutual funds.


CLASS B AND CLASS C SHARES

     The offering price of Class B shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor. Class C shares are sold with an initial sales charge of 1%. Redemptions of Class B and Class C shares may be subject to CDSC. See "Sale of Shares -- Contingent Deferred Sales Charge" below.


     The Distributor will pay, from its own resources, sales commissions at the time of sale of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares. This facilitates the ability of the Funds to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Trust is Managed -- Distributor." In connection with the sale of Class C shares, the Distributor will pay at the time of the sale, from its own resources, brokers, financial advisers and other persons who distribute Class C shares, a sales commission of up to 2% of the purchase price.


WAIVER OF INITIAL SALES CHARGE -- CLASS C SHARES


     Benefit Plans. Benefit Plans may purchase Class C shares at NAV, without the initial sales charge.



     Investment of Redemption Proceeds from Other Investment Companies. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company that were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify your broker if you are entitled to this waiver and provide your broker with such supporting documentation as it may deem appropriate.

CLASS Z SHARES

     Class Z shares of the Funds currently are available for purchase by the following categories of investors:


     - pension, profit-sharing or other employee benefit plans qualified under
       Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which a Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets;



     - participants in any fee-based program or trust program sponsored by an affiliate of the Distributor that includes mutual funds as investment options and for which a Fund is an available option;



     - current and former Trustees of the Trust; and



     - the Manager or an Adviser or any of their affiliates with an investment of $10 million or more.



     After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.



     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons who distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.


RIGHTS OF ACCUMULATION


     Reduced sales charges also are available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Funds and shares of other Prudential mutual funds (excluding money market funds, other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of shares of Strategic Partners mutual funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.



     The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in retirement or group plans.


SALES OF SHARES


     You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before a Fund computes its NAV for that day (that is, 4:15 P.M., New York time) in order to receive that day's NAV. Your dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of a Fund.



     If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the

Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Trust in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention:
Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, to the Distributor or to your broker.



     EXPEDITED REDEMPTION PRIVILEGE. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank that is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by your Fund prior to 4:15 p.m., New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. For more information, see "How to Buy, Sell and Exchange Shares of the Funds -- Telephone Redemptions or Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact the Transfer Agent at (800) 225-1852.


     SIGNATURE GUARANTEE. If the proceeds of the redemption (i) exceed $100,000, (ii) are to be paid to a person other than the shareholder, (iii) are to be sent to an address other than the address on the Transfer Agent's records, or (iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, dealer, or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.


     Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.



     REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "Sales of Shares" above. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Trust, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.



     INVOLUNTARY REDEMPTION. In order to reduce expenses of the Funds, the Trustees may redeem all of the shares of any shareholder, other than a shareholder that is an IRA or other qualified or tax-deferred retirement plan or account, whose account has a net asset value of less than $500 due to a redemption. The Trust will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.


     90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Fund and account at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.


CONTINGENT DEFERRED SALES CHARGE


     Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (one year in the case of shares purchased before November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption that reduces the current value of your Class B or Class C shares to an amount that is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.


     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

     The following table sets forth the rates of the CDSC applicable to redemption of Class B shares:

                                                            CONTINGENT DEFERRED SALES
                                                             CHARGE AS A PERCENTAGE
                   YEAR SINCE PURCHASE                       OF DOLLARS INVESTED OR
                       PAYMENT MADE                            REDEMPTION PROCEEDS
                   -------------------                      -------------------------
First.....................................................            5.0%
Second....................................................            4.0%
Third.....................................................            3.0%
Fourth....................................................            2.0%
Fifth.....................................................            1.0%
Sixth.....................................................            1.0%
Seventh...................................................            None

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class B shares made during the preceding six years and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decide to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount that represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.


     For federal income tax purposes, the amount of the CDSC will reduce the gain, or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     WAIVER OF CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.


     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a qualified or tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions are:



     (1) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;



     (2) in the case of an individual retirement account (IRA) (including a Roth
IRA), a lump-sum or other distribution after attaining age 59 1/2 or a periodic distribution based on life expectancy;



     (3) in the case of a Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59 1/2; and



     (4) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability.



     The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (that is, following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which the CDSC was previously deducted.


     Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions effected through a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

     In addition, the CDSC will be waived on redemptions of shares held by Trustees of the Fund.

     You must notify the Trust's Transfer Agent either directly or through your broker at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent or your broker with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.


              CATEGORY OF WAIVER                             REQUIRED DOCUMENTATION
              ------------------                 -----------------------------------------------
Death                                            A certified copy of the shareholder's death
                                                 certificate or, in the case of a trust, a
                                                 certified copy of the grantor's death
                                                 certificate, plus a copy of the trust agreement
                                                 identifying the grantor.
Disability -- An individual will be considered   A copy of the Social Security Administration
disabled if he or she is unable to engage in     award letter or a letter from a physician on
any substantial gainful activity by reason of    the physician's letterhead stating that the
any medically determinable physical or mental    shareholder is permanently disabled. In the
impairment that can be expected to result in     case of a trust, a copy of the trust agreement
death or to be of long-continued and indefinite  identifying the grantor will be required. The
duration.                                        letter must also indicate the date of
                                                 disability.
Distribution from an IRA or 403(b) Custodial     A copy of the distribution form from the
  Account                                        custodial firm indicating (i) the date of birth
                                                 of the shareholder and (ii) that the
                                                 shareholder is over age 59 and is taking a
                                                 normal distribution -- signed by the
                                                 shareholder.
Distribution from Retirement Plan                A letter signed by the plan
                                                 administrator/trustee indicating the reason for
                                                 the distribution.
Excess Contributions                             A letter from the shareholder (for an IRA) or
                                                 the plan administrator/ trustee on company
                                                 letterhead indicating the amount of the excess
                                                 and whether or not taxes have been paid.


     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE -- CLASS C SHARES


     Benefit Plans. The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker for which the broker provides administrative or recordkeeping services.


CONVERSION FEATURE -- CLASS B SHARES

     Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.


     Since each Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) eligible to convert to Class A shares (the Eligible Shares) will be determined on each conversion date in accordance with the following formula:
(1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAVs per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of Trust shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Shareholder Investment Account at any time. There is no charge to the investor for issuance of a certificate. The Trust makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the relevant Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at NAV by returning the check to the Transfer Agent within 30 days after the payment date. The reinvestment will be made at the NAV next determined after receipt of the check by the

Transfer Agent. Shares purchased with reinvested dividends or distributions will not be subject to any CDSC upon redemption.

EXCHANGE PRIVILEGE


     The Trust makes available to its shareholders the Exchange Privilege. This privilege allows shareholders to exchange their shares of each Fund for shares of other Strategic Partners mutual funds, or one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Strategic Partners mutual funds may also be exchanged for shares of the Funds. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes.


     It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


     In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Trust at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 8:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Trust nor its agents will be liable for any loss, liability or cost that results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.



     If you hold certificates, the certificates must be returned in order for the shares to be exchanged.


     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.


     In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.



     CLASS A. Shareholders of a Fund may exchange their Class A shares for Class A shares of the other Strategic Partners mutual funds and shares of Special Money Market Fund, Inc. No fee or sales load will be imposed upon the exchange.



     CLASS B AND CLASS C. Shareholders of the Trust may exchange their Class B and Class C shares of a Fund for Class B and Class C shares, respectively, of other Strategic Partners mutual funds and shares of Special Money Market Fund, Inc. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.


     Class B and Class C shares of a Fund may also be exchanged for Class B and Class C shares, respectively, of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

     At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares, respectively, of a Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares, respectively, of other funds without being subject to any CDSC.


     CLASS Z. Class Z shares of a Fund may be exchanged for Class Z shares of other Strategic Partners mutual funds. Please note, however, that Strategic Partners Style Specific Funds does not currently offer Class Z shares.


DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.


     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $22,500 at a private college and around $10,600 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, the cost of one year at a private college could reach $44,300 and over $21,000 at a public university in 10 years.(1)


     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)


               PERIOD OF
          MONTHLY INVESTMENTS:            $100,000    $150,000    $200,000    $250,000
          --------------------            --------    --------    --------    --------
25 Years................................   $  105      $  158      $  210      $  263
20 Years................................      170         255         340         424
15 Years................................      289         438         578         722
10 Years................................      547         820       1,093       1,366
 5 Years................................    1,361       2,041       2,721       3,402
See "Automatic Investment Plan."


---------------

(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges. Average costs for private institutions include tuition, fees, room and board for the 1998-1999 academic year.


(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Funds. The investment return and principal value of an investment will fluctuate so that an investor's shares may be worth more or less than their original cost when redeemed.

AUTOMATIC INVESTMENT PLAN (AIP)


     Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund by authorizing his or her bank account or brokerage account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System.



     Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.


SYSTEMATIC WITHDRAWAL PLAN


     A systematic withdrawal plan is available to shareholders through the Distributor, the Transfer Agent or your broker. The systematic withdrawal plan provides for monthly, or quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class B or Class C shares may be subject to a CDSC.



     In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) systematic withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested. See "Automatic Reinvestment of Dividends or Distributions" above.



     The Transfer Agent, the Distributor or the applicable dealer acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.


     Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each systematic withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, systematic withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to
(1) the purchase of Class A and Class C shares and (2) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS


     Various qualified retirement plans, including 401(k) plans, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7)of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.


     Investors who are considering the adoption of such a plan should consult with their own legal counsel and/or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS


     INDIVIDUAL RETIREMENT ACCOUNTS. An IRA permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING(1)

       CONTRIBUTIONS         PERSONAL
        MADE OVER:           SAVINGS     IRA
       -------------         --------  --------
10 years                     $26,165    $31,291
15 years                      44,675     58,649
20 years                      68,109     98,846
25 years                      97,780    157,909
30 years                     135,346    244,692

---------------


(1 )The chart is for illustrative purposes only and does not represent the performance of the Funds or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA that meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.



                                NET ASSET VALUE



     Each Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. Each Fund will compute its NAV at 4:15 p.m., New York time, on each day the New York Stock Exchange (NYSE) is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the NYSE closes early on any business day, the NAV of a Fund's shares will be determined at a time between such closing and 4:15 p.m., New York time. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



     Under the 1940 Act, the Board of Trustees is responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Board of Trustees, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indexes) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Adviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker that uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Adviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices (or the last bid price in the absence of an asked price) provided by more than one principal market maker. Options on stock and stock indexes traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer and forward currency forward contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event that is likely to affect the value of the security occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the Adviser under procedures established by and under the general supervision of the Trust's Board of Trustees.



     Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Adviser (or Valuation Committee or Board of Trustees) does not represent fair value, are valued by the Valuation Committee or Board of Trustees in consultation with the Manager or Adviser including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors, as may be determined by the Manager, Adviser, Board of Trustees or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Trustees not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker.



     Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. NAV is calculated separately for each class. The NAVs of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, that will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


                       TAXES, DIVIDENDS AND DISTRIBUTIONS

GENERAL


     Each Fund has elected to be, and intends to remain qualified for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code. This status relieves each Fund (but not its shareholders) from paying federal income tax on income and gains that are distributed to shareholders, and permits distributions of net capital gains of a Fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shares in the Fund are held. Net capital gains of each Fund that are available to shareholders will be computed by taking into account any applicable capital loss carryforward. The Conservative Growth Fund has a capital loss carryforward as of July 31, 2001 of approximately $17,574, which expires in 2009.



     Qualification for treatment as a regulated investment company requires, among other things, that (a) each Fund derive at least 90% of its gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income, including, but not limited to, gains from options, futures and forward contracts, derived with respect to its business of investing in securities or those currencies on such securities or foreign currencies; (b) each Fund diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities); and (c) each Fund distribute to its shareholders at least 90% of its net investment income and net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) in each year.


     Distributions of net investment income and net short-term capital gains will be taxable to the shareholder at ordinary income rates regardless of whether the shareholder receives such distributions in additional shares or in cash. To the extent a Fund's income is derived from certain dividends received from domestic corporations, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction. Distributions of net capital gains, if any, are taxable as long-term capital gains regardless of how long the investor has held his or her shares. However, if a shareholder holds shares in a Fund for not more than six months, then any loss recognized on the sale of such shares will be treated as long-term capital loss to the extent any distribution on the shares was treated as long-term capital gain. Shareholders will be notified annually by the Trust as to the federal tax status of distributions made by a Fund of the Trust. A 4% nondeductible excise tax will be imposed on a Fund of the Trust to the extent a Fund does not meet certain distribution requirements by the end of each calendar year. Distributions may be subject to additional state and local taxes. Any distributions of net investment income or net short-term capital gains made to a foreign shareholder will generally be subject to U.S. withholding tax of 30% (or a lower treaty rate if applicable to such shareholder). See "Fund Distributions and Tax Issues" in the Prospectus.


ORIGINAL ISSUE DISCOUNT

     A Fund may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Fund and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements.

OPTIONS AND FUTURES TRANSACTIONS


     In addition, under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts ("Section 1256 contracts"). At the end of each year, such investments held by a Fund will be required to be "marked-to-market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions of Section 1256 contracts will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.


CURRENCY FLUCTUATIONS


     Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, distributions made by the Fund during the year would be characterized as a return of capital to shareholders, reducing each shareholder's basis in their shares.


FOREIGN WITHHOLDING

     Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund's assets to be invested in various countries is not known. It is not anticipated that any Fund will qualify to pass-through to the shareholders the ability to claim as a foreign tax credit the foreign taxes paid by a Fund.


BACKUP WITHHOLDING


     With limited exceptions, each Fund is required to withhold federal income tax at the rate of up to 31% of all taxable distributions payable to shareholders who fail to provide the Trust with their correct taxpayer identification number or to make required certification or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Any amounts withheld may be credited against a shareholder's federal income tax liability.


PASSIVE FOREIGN INVESTMENT COMPANIES


     Each Fund may, from time to time, invest in passive foreign investment companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 60% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. Each Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of a Fund's taxable year, the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No ordinary loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing Fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.


OTHER TAXATION

     Distributions may also be subject to state, local and foreign taxes depending on each shareholder's particular situation. The foregoing summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Trust.

                            PERFORMANCE INFORMATION

     AVERAGE ANNUAL TOTAL RETURN. The Trust may from time to time advertise the average annual total return of a Fund. Average annual total return is determined separately for Class A, Class B, Class C and Class Z Shares.

     Average annual total return is computed according to the following formula:

                                P(1+T)(n) = ERV

Where:  P    =    a hypothetical initial payment of $1,000.
        T    =    average annual total return.
        n    =    number of years.

        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


     Below are the average annual total returns for each Fund's share classes for the periods ended July 31, 2001.



                                                                             SINCE
                                                              1 YEAR   INCEPTION 11/18/98
                                                              ------   ------------------
Conservative Growth Fund
  Class A...................................................   -4.05%         4.60%
  Class B...................................................   -4.66          4.82
  Class C...................................................   -1.66          5.45
  Class Z...................................................    1.30          6.85
Moderate Growth Fund
  Class A...................................................   -9.56%         4.53%
  Class B...................................................  -10.44          4.62
  Class C...................................................   -7.40          5.25
  Class Z...................................................   -4.67          6.78
High Growth Fund
  Class A...................................................  -14.52%         6.04%
  Class B...................................................  -15.13          6.33
  Class C...................................................  -12.44          6.93
  Class Z...................................................   -9.74          8.42


AGGREGATE TOTAL RETURN

     The Trust may from time to time advertise the aggregate total return of a Fund. A Fund's aggregate total return figures represent the cumulative change in the value of an investment in the Fund for the specified period and are computed by the following formula:

                                     ERV-P
                                  -----------
                                       P

Where:  P    =    a hypothetical initial payment of $1,000.

         ERV = ending redeemable value at the end of the 1, 5 or 10 year periods
               (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

     Below are the aggregate total returns for each Fund's share classes for the period ended July 31, 2001.



                                                                              SINCE
                                                              1 YEAR   INCEPTION 11/18/98
                                                              ------   -------------------
Conservative Growth Fund
  Class A...................................................    1.00%         18.87%
  Class B...................................................    0.34          16.58
  Class C...................................................    0.34          16.58
  Class Z...................................................    1.30          19.61
Moderate Growth Fund
  Class A...................................................   -4.89%         18.65%
  Class B...................................................   -5.72          15.98
  Class C...................................................   -5.72          15.98
  Class Z...................................................   -4.67          19.40
High Growth Fund
  Class A...................................................  -10.09%         23.25%
  Class B...................................................  -10.66          21.05
  Class C...................................................  -10.66          21.05
  Class Z...................................................   -9.74          24.41



     ADVERTISING. Advertising materials for a Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's portfolio manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for a Fund also may include mention of Prudential, its affiliates and subsidiaries, and reference the assets, products and services of those entities.



     From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

     A Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indexes. Set forth below is a chart that compares the performance of different types of investments over the long-term with the rate of inflation.(1)



PERFORMANCE


COMPARISON OF DIFFERENT


TYPES OF INVESTMENTS


OVER THE LONG TERM


(12/31/1925-12/31/2000)



                                  [BAR CHART]

Common Stocks           11.1%

Long-Term Gov't. Bonds   5.3%

Inflation                3.1%



---------------
(1) Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the S&P 500, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.



                              FINANCIAL STATEMENTS



     The Trust's financial statements for the fiscal year ended July 31, 2001, incorporated in this SAI by reference to the Trust's 2001 annual reports to shareholders (File No. 811-8915), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the Funds' annual reports at no charge by request to the Trust by calling (800) 225-1852, or by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

                                   APPENDIX I

                        DESCRIPTION OF SECURITY RATINGS

DESCRIPTION OF S&P CORPORATE BOND RATINGS:

     AAA -- Debt rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB and B -- Debt rated BB and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB, B, CCC, CC and C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

     B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC -- The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     C1 -- The rating C1 is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

     Aaa -- Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of Investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding Investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable Investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

     Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.

     A-1 -- The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

     A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

     A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS:

     Moody's Short-Term Debt Ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Prime-1 -- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

     Prime-2 -- Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

     Prime-3 -- Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

     Not Prime -- Issuers rated Not Prime do not fall within any of the Prime rating categories.

                   APPENDIX II -- HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.


     The following chart shows the long-term performance of various asset classes and the rate of inflation.


                                  [Line Graph]
---------------


Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any asset class or any Prudential or Strategic Partners mutual fund.



     Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long term. Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.



     Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1990 through 2000. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Funds or of any sector in which the Funds invest.



     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary-Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.



           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS



                                                                YEAR
                       --------------------------------------------------------------------------------------
                       1990    1991    1992    1993    1994    1995    1996    1997    1998    1999     2000
                       ----    ----    ----    ----    ----    ----    ----    ----    ----    -----    -----
U.S. Government
  Treasury Bonds(1)     8.5%   15.3%    7.2%   10.7%   (3.4%)  18.4%    2.7%    9.6%   10.0%   (2.56%)  13.52%
U.S. Government
  Mortgage
  Securities(2)        10.7%   15.7%    7.0%    6.8%   (1.6%)  16.8%    5.4%    9.5%    7.0%    1.86%   11.16%
U.S. Investment Grade
  Corporate Bonds(3)    7.1%   18.5%    8.7%   12.2%   (3.9%)  22.3%    3.3%   10.2%    8.6%   (1.96%)   9.39%
U.S. High Yield
  Bonds(4)             (9.6%)  46.2%   15.8%   17.1%   (1.0%)  19.2%   11.4%   12.8%    1.6%    2.39%   (5.86%)
World Government
  Bonds(5)             15.3%   16.2%    4.8%   15.1%    6.0%   19.6%    4.1%   (4.3%)   5.3%   (5.07%)  (2.63%)
Difference between
  highest and lowest
  returns percent      24.9%   30.9%   11.0%   10.3%    9.9%    5.5%    8.7%   17.1%    8.4%    7.46%   19.10%


---------------

 (1)LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.



 (2)LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of GNMA, FNMA and FHLMC.



 (3)LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
    Source: Lipper Inc.



 (4)LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.



 (5)SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

     This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.


                                [LINE CHART]<qc>
---------------


Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential or Strategic Partners mutual fund. Common stock total return is based on the Standard & Poor's 500 Composite Stock Price Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.



     This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 2000. It does not represent the performance of any Prudential or Strategic Partners mutual fund.

                                  [BAR GRAPH]

                                                                 AVERAGE ANNUAL TOTAL RETURNS OF MAJOR
                                                                          WORLD STOCK MARKETS
                                                                 -------------------------------------
Sweden                                                                           19.12
Hong Kong                                                                        17.63
Spain                                                                            17.30
Netherland                                                                       16.96
France                                                                           16.08
Belgium                                                                          15.65
USA                                                                              15.08
Switzerland                                                                      14.91
Europe                                                                           14.44
U.K.                                                                             14.30
Denmark                                                                          13.93
Sing/Mlysia                                                                      11.55
Germany                                                                          11.09
Canada                                                                           10.71
Italy                                                                            10.49
Australia                                                                        10.09
Norway                                                                            8.23
Japan                                                                             6.55
Austria                                                                           5.70

---------------

Source: Morgan Stanley Capital International (MSCI) and Lipper Inc. as of 12/31/00. Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.

                                  [PIE GRAPH]
                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                           WORLD TOTAL: 19.0 TRILLION


Canada             2.4%

U.S.              50.6%

Europe            33.6%

Pacific Basin     13.4%


     --------------------


Source: Morgan Stanley Capital International, December 31, 2000. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes and does not represent the allocation of any Prudential or Strategic Partners mutual fund.

     The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


                                [LINE GRAPH]<qc>
---------------


Source: Ibbotson Associates. Used with permission. All rights reserved. This chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-2000. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential or Strategic Partners mutual fund.

                 APPENDIX III -- GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

ASSET ALLOCATION

     Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION


     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.


DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years -- the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

     Market timing -- buying securities when prices are low and selling them when prices are relatively higher -- may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

     Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                                      III-1

                                     PART C

                               OTHER INFORMATION

ITEM 23.  EXHIBITS.


(a) (1)  Certificate of Trust.(1)
    (2)  Amendment to Certificate of Trust dated August 26, 1999.*
    (3)  Amendment to Certificate of Trust dated September 4, 2001*
    (4)  Agreement and Declaration of Trust.(1)
    (5)  Amendment No. 1 to Agreement and Declaration of Trust.(2)
(b)      By-Laws.(1)
(c) In response to this item, Registrant incorporates by reference the following provisions from its Agreement and Declaration of Trust and By-Laws, filed herewith as Exhibit a(1) and Exhibit (b), defining rights of the Trust's shareholders: Articles III and V of Agreement and Declaration of Trust; Article III of By-Laws.
(d) (1)  Management Agreement between Registrant and Prudential
         Investments Fund Management LLC (PIFM).(3)
    (2)  Subadvisory Agreement between PIFM and Pacific Investment
         Management Company (PIMCO) with respect to the Conservative
         Growth Fund dated May 5, 2000.*
    (3) Subadvisory Agreement between PIFM and PIMCO with respect to the Moderate Growth Fund dated May 5, 2000.*
    (4)  Subadvisory Agreement between PIFM and Lazard Asset
         Management (Lazard) with respect to the Moderate Growth
         Fund.(3)
    (5) Subadvisory Agreement between PIFM and Lazard with respect to the High Growth Fund.(3)
    (6)  Subadvisory Agreement between PIFM and The Dreyfus
         Corporation (Dreyfus) with respect to the Conservative
         Growth Fund.(3)
    (7) Subadvisory Agreement between PIFM and Dreyfus with respect to the Moderate Growth Fund.(3)
    (8) Subadvisory Agreement between PIFM and Dreyfus with respect to the High Growth Fund.(3)
    (9)  Subadvisory Agreement between PIFM and Franklin Advisers,
         Inc. (Franklin) with respect to the Conservative Growth
         Fund.(3)
   (10) Subadvisory Agreement between PIFM and Franklin with respect to the Moderate Growth Fund.(3)
   (11) Subadvisory Agreement between PIFM and Franklin with respect to the High Growth Fund.(3)
   (12)  Subadvisory Agreement between PIFM and Prudential Investment
         Management, Inc. (formerly The Prudential Investment
         Corporation) (PIM) with respect to the Conservative Growth
         Fund.(3)
   (13) Subadvisory Agreement between PIFM and PIM with respect to the Moderate Growth Fund.(3)
   (14) Subadvisory Agreement between PIFM and PIM with respect to the High Growth Fund.(3)
   (15)  Subadvisory Agreement between PIFM and Jennison Associates
         LLC (Jennison) with respect to the Conservative Growth
         Fund.(3)
   (16) Subadvisory Agreement between PIFM and Jennison with respect to the Moderate Growth Fund.(3)
   (17) Subadvisory Agreement between PIFM and Jennison with respect to the High Growth Fund.(3)
   (18) Amendment to Subadvisory Agreement between PIFM and PIM with respect to each Fund dated November 19, 1999.*
(e) (1)  Distribution Agreement between Registrant and Prudential
         Investment Management Services LLC (PIMS).(3)
    (2)  Form of Selected Dealer Agreement(3)
(f)      Not applicable.
(g) (1) Custodian Contract between Registrant and State Street Bank and Trust Company.(3)
    (2)  Amendment to Appendix A to Custodian Contract dated October
         5, 1998.(3)

           (3)        Amendment to Custodian Contract dated February 22, 1999.(3)
           (4)        Amendment to Custodian Contract dated July 17, 2001.(4)
(h)        (1)        Transfer Agency and Service Agreement between Registrant and Prudential Mutual Fund Services, Inc.
                      (PMFS).(3)
           (2)        Amendment to Transfer Agency and Services Agreement between Registrant and PMFS dated August 24, 1999.*
(i)                   Opinion of Morris, Nichols, Arsht & Tunnell dated September 25, 2001.*
(j)                   Consent of independent accountants.*
(l)                   Purchase Agreement.(3)
(m)        (1)        Distribution and Service Plan for Class A shares.(1)
           (2)        Distribution and Service Plan for Class B shares.(1)
           (3)        Distribution and Service Plan for Class C shares.(1)
(n)                   Rule 18f-3 Plan.(1)
(p)        (1)        Amended Code of Ethics of Registrant dated September 19, 2001.*
           (2)        Amended Code of Ethics of PIM, PIFM and PIMS dated September 19, 2001.*
           (3)        Code of Ethics of Jennison.(5)
           (4)        Code of Ethics of PIMCO.(6)
           (5)        Code of Ethics of Lazard dated August 15, 2000.(7)
           (6)        Code of Ethics of Dreyfus dated July 2000.*
           (7)        Code of Ethics of Franklin dated February 2000.*

(q)                   Powers of attorney for Eugene C. Dorsey, Saul K. Fenster, Ph.D., Robert F. Gunia, Maurice F. Holmes,
                      Robert E. LaBlanc, Douglas H. McCorkindale, W. Scott McDonald, Jr., Thomas T. Mooney, David R. Odenath,
                      Jr., Stephen Stoneburn, Grace C. Torres, Joseph Weber, Ph.D. and Clay T. Whitehead.*


---------------
*  Filed herewith.


(1) Incorporated by reference to Registrant's initial Registration Statement on Form N-1A, filed with the Securities and Exchange Commission (SEC) on August 4, 1998 (File No. 333-60561).



(2) Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed with the SEC on September 17, 1998 (File No. 333-60561).



(3) Incorporated by reference to Registrant's Post-Effective Amendment No. 4 filed with the SEC on October 7, 1999 (File No. 333-60561).



(4) Incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Prudential Natural Resources Fund, Inc. filed on July 31, 2001 (File No. 33-15166).



(5) Incorporated by reference to Exhibit (p)(2) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Strategic Partners Series filed on March 27, 2000 (File No. 333-95849).



(6) Incorporated by reference to Exhibit (p)(9) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of The Target Portfolio Trust filed on May 1, 2000 (File No. 33-50476).



(7) Incorporated by reference to Exhibit (p)(5) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of Target Funds filed on October 31, 2000 (File No. 333-82621).


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     Not Applicable.

ITEM 25.  INDEMNIFICATION.


     As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VII of the Agreement and Declaration of Trust (Exhibit (a)(2)) to the Registration Statement) and
Article XI of the Trust's By-Laws (Exhibit (b) to the Registration Statement), officers, trustees, employees and agents of Registrant will not be liable to Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with Registrant, subject to the same exceptions. Section 3817 of the Delaware Business Trust Act permits indemnification of trustees who acted in good faith and reasonably believed that the conduct was in the best interest of Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), the Distributor of Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.



     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the Securities Act), may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against Registrant by such trustee, officer or controlling person in connection with the shares being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.



     Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.



     Section 8 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreements (Exhibits (d)(2) through
(d)(20) to the Registration Statement) limit the liability of PIFM and each Adviser, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.



     Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the SEC under the 1940 Act as long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.


ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     (a) PIFM





     See "How the Trust is Managed -- Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information (SAI) constituting Part B of this Registration Statement.



     The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the SEC, as most recently amended (File No. 801-31104).


     The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

       NAME AND ADDRESS             POSITION WITH PIFM                PRINCIPAL OCCUPATIONS
       ----------------             ------------------                ---------------------
David R. Odenath, Jr. .........  Officer in Charge,          Officer in Charge, President, Chief
                                 President, Chief            Executive Officer and Chief Operating
                                 Executive Officer and       Officer, PIFM; Executive Vice
                                 Chief Operating Officer     President, The Prudential Insurance
                                                             Company of America (Prudential)
Catherine A. Brauer............  Executive Vice President    Executive Vice President, PIFM
John L. Carter.................  Executive Vice President    Executive Vice President, PIFM
Robert F. Gunia................  Executive Vice President    Executive Vice President and Chief
                                 and Treasurer               Administrative Officer, PIFM; Vice
                                                             President, Prudential; President, PIMS
William V. Healey..............  Executive Vice              Executive Vice President, Chief Legal
                                 President, Chief Legal      Officer and Secretary, PIFM; Vice
                                 Officer and Secretary       President and Associate General
                                                             Counsel, Prudential; Senior Vice
                                                             President, Chief Legal Officer and
                                                             Secretary, PIMS
Marc S. Levine.................  Executive Vice President    Executive Vice President, PIFM
Judy A. Rice...................  Executive Vice President    Executive Vice President, PIFM
Ajay Sawhney...................  Executive Vice President    Executive Vice President, PIFM
Lynn M. Waldvogel..............  Executive Vice President    Executive Vice President, PIFM



     (b) Jennison





     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Registration Statement.



     Information as to Jennison's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-5608), as most recently amended, the relevant text of which is incorporated herein by reference.



     (c) PIM



     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Registration Statement.



     Information as to PIM's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-22808), as most recently amended, the relevant text of which is incorporated herein by reference.


     (d) Lazard




     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Registration Statement.



     Information as to the general members of Lazard Freres & Co. LLC is included in its Form ADV filed with the SEC (File No. 801-6568), as most recently amended, the relevant text of which is incorporated herein by reference.


     (e) Franklin




     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Registration Statement.

     Information as to Franklin's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-26292), as most recently amended, the relevant text of which is incorporated herein by reference.



     (f) PIMCO



     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Registration Statement.



     Information as to PIMCO's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-48187), as most recently amended, the relevant text of which is incorporated herein by reference.



     (g) Dreyfus





     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Registration Statement.



     Information as to Dreyfus's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-8147), as most recently amended, the relevant text of which is incorporated herein by reference.


ITEM 27.  PRINCIPAL UNDERWRITERS.


     (a) PIMS





     PIMS is distributor for Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential California Municipal Fund, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential's Gibraltar Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund. Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., The Prudential Investment Portfolios, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds and The Target Portfolio Trust.



     PIMS is also distributor of the following unit investment trusts: Separate Accounts, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract G1-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and the Prudential Qualified Individual Variable contract Account.

     (b) Information concerning the directors and officers of PIMS is set forth below.



                                                 POSITIONS AND                   POSITIONS AND
               NAME(1)                      OFFICES WITH UNDERWRITER        OFFICES WITH REGISTRANT
               -------                      ------------------------        -----------------------
Stuart A. Abrams......................  Senior Vice President and Chief            None
                                        Compliance Officer
  213 Washington St.
  Newark, NJ
  07102
Margaret Deverell.....................  Vice President and Chief                   None
  213 Washington St.                    Financial Officer
  Newark, NJ
  07102
Robert F. Gunia.......................  President                             Vice President
                                                                                and Trustee
William V. Healey.....................  Senior Vice President, Secretary    Assistant Secretary
                                        and Chief Legal Officer
Bernard B. Winograd...................  Executive Vice President                   None


---------------
(1) The address of each person named is Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077 unless otherwise indicated.


     (c) Registrant has no principal underwriter who is not an affiliated person of Registrant.


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and Prudential Mutual Fund Services LLC, 194 Wood Ave., South Iselin, NJ 08853. Documents required by Rules 31a-1(b)(4),
(5), (6), (7), (9), (10) and (11), 31a-1(d), and 31a-1(f) will be kept at 100
Mulberry Street, Gateway Center Three, Newark, New Jersey 07102-4077 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


ITEM 29.  MANAGEMENT SERVICES.


     Other than as set forth under the captions "How the Trust is Managed -- Manager", "How the Trust is Managed -- Advisers and Portfolio Managers" and "How the Trust is Managed -- Distributor" in the Prospectus and the caption "Investment Advisory and Other Services" in the SAI, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.


ITEM 30.  UNDERTAKINGS.


     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark and State of New Jersey, on the 28th day of September, 2001.



                                          STRATEGIC PARTNERS ASSET ALLOCATION
                                          FUNDS



                                          /s/   DAVID R. ODENATH, JR.

                                          --------------------------------------

                                             David R. Odenath, Jr., President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                     SIGNATURE                                  TITLE                     DATE
                     ---------                                  -----                     ----
               /s/ EUGENE C. DORSEY*                 Trustee                       September 28, 2001
---------------------------------------------------
                 Eugene C. Dorsey

               /s/ SAUL K. FENSTER*                  Trustee                       September 28, 2001
---------------------------------------------------
                  Saul K. Fenster

                 /s/ ROBERT GUNIA*                   Vice President and Trustee    September 28, 2001
---------------------------------------------------
                   Robert Gunia

              /s/ MAURICE F. HOLMES*                 Trustee                       September 28, 2001
---------------------------------------------------
                 Maurice F. Holmes

              /s/ ROBERT E. LABLANC*                 Trustee                       September 28, 2001
---------------------------------------------------
                 Robert E. LaBlanc

           /s/ DOUGLAS H. MCCORKINDALE*              Trustee                       September 28, 2001
---------------------------------------------------
              Douglas H. McCorkindale

               /s/ THOMAS T. MOONEY*                 Trustee                       September 28, 2001
---------------------------------------------------
                 Thomas T. Mooney

                     SIGNATURE                                  TITLE                     DATE
                     ---------                                  -----                     ----

            /s/ DAVID R. ODENATH, JR.*               President and Trustee         September 28, 2001
---------------------------------------------------
               David R. Odenath, Jr.

              /s/ STEPHEN STONEBURN*                 Trustee                       September 28, 2001
---------------------------------------------------
                 Stephen Stoneburn

            /s/ W. SCOTT MCDONALD, JR.*              Trustee                       September 28, 2001
---------------------------------------------------
              W. Scott McDonald, Jr.

                 /s/ JOSEPH WEBER*                   Trustee                       September 28, 2001
---------------------------------------------------
                   Joseph Weber

              /s/ CLAY T. WHITEHEAD*                 Trustee                       September 28, 2001
---------------------------------------------------
                 Clay T. Whitehead

               /s/ GRACE C. TORRES*                  Treasurer and Principal       September 28, 2001
---------------------------------------------------  Financial and Accounting
                  Grace C. Torres                    Officer

             */s/  GEORGE P. ATTISANO,               as attorney-in-fact           September 28, 2001
---------------------------------------------------
                George P. Attisano

                                 EXHIBIT INDEX


EXHIBIT
  NO.                            DESCRIPTION
-------                          -----------
(a) (2)  Amendment to Certificate of Trust dated August 26, 1999.
     (3) Amendment to Certificate of Trust dated September 4, 2001.
(d)(18)  Amendment to Subadvisory Agreement between PIFM and PIM with respect to each Fund dated November 19, 1999.
(h) (2)  Amendment to Transfer Agency and Service Agreement between
         Registrant and PMFS dated August 24, 1999.
(i)      Opinion and consent of Morris, Nichols, Arsht & Tunnel dated
         September 25, 2001.
(j)      Consent of independent accountants.
(p) (1)  Amended Code of Ethics of Registrant dated September 19,
         2001.
     (2) Amended Code of Ethics of PIM, PIFM and PIMS dated September
         19, 2001.
     (6) Code of Ethics of Dreyfus dated July 2000.
     (7) Code of Ethics of Franklin dated February 2000.
(q)      Powers of attorney for Eugene C. Dorsey, Saul K. Fenster,
         Ph.D., Robert F. Gunia, Maurice F. Holmes, Robert E.
         LaBlanc, Douglas H. McCorkindale, W. Scott McDonald, Jr.,
         Thomas T. Mooney, David R. Odenath, Jr., Stephen Stoneburn,
         Grace C. Torres, Joseph Weber, Ph.D. and Clay T. Whitehead.